Securities Act File No. [__]

As filed with the Securities and Exchange Commission on August 29, 2025

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.

(Check appropriate box or boxes)

BARON ETF TRUST

(Exact Name of Registrant as Specified in Charter)

(212) 583-2000

(Registrant’s Telephone Number, including Area Code)

767 Fifth Avenue, 49th Floor, New York, NY 10153

(Address of Principal Executive: Number, Street, City, State, Zip Code)

Kristine Treglia, 767 Fifth Avenue, 49th Floor, New York, NY 10153

(Name and Address of Agent for Services)

Copy to: Allison Fumai, Esq., Dechert LLP 1095 Avenue of the Americas New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Title of Securities Being Registered: Shares of Baron Financials ETF and Baron Technology ETF, each a series of the Registrant. The Registrant has heretofore declared its intention to register an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith in reliance upon Section 24(f).

It is proposed that this filing will become effective on September 28, 2025 upon filing pursuant to Rule 488 under the Securities Act of 1933.

BARON FINTECH FUND

BARON TECHNOLOGY FUND

EACH A SERIES OF

BARON SELECT FUNDS

767 FIFTH AVENUE, NEW YORK, NY 10153

(800) 99Baron

212-583-2100

To the Shareholders of each of Baron FinTech Fund and Baron Technology Fund (each, a “Fund”):

We wish to inform you that at a meeting held on August 5, 2025, the Board of Trustees of Baron Select Funds approved, on behalf of each Fund, the conversion of each Fund into an exchange-traded fund (“ETF”), which will continue to be managed by BAMCO, Inc. (“BAMCO” or the “Adviser”). The Board of Trustees, including all the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Funds, determined that, for each Fund, participation in the conversion is in the best interests of the Fund, and the interests of the existing shareholders of the Fund will not be diluted as a result of the conversion.

Each Fund will be reorganized into a newly created ETF, which is a series of Baron ETF Trust. Each newly created ETF will have an identical investment objective, identical fundamental investment policies and substantially similar investment strategies as its former mutual fund.

Although each new ETF will have an identical investment objective, identical fundamental investment policies and substantially similar investment strategies as the former mutual fund, ETFs are structurally different from mutual funds and have ETF-specific risks. ETF-specific risks include the risk that shares of an ETF will trade at market prices that may be above (premium) or below (discount) the ETF’s net asset value (“NAV”), or that the ETF’s “authorized participants” will not engage in creation or redemption transactions, which could cause the ETF’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting. Each conversion is scheduled to take place on or about December 12, 2025.

The Adviser believes that the conversions will provide multiple benefits for investors, including:

•	Lower costs

•	The potential for increased tax efficiency

•	Intraday trading

•	Full daily holdings transparency

•	Better distribution opportunities

Each conversion into an ETF will be conducted pursuant to an Agreement and Plan of Reorganization, a form of which is included as Exhibit 1 to these materials. Each conversion is structured to be a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended.

In connection with the conversions, shareholders of each Fund will generally receive ETF shares equal in value to the shares of each Fund they own and may receive a cash payment in lieu of fractional shares of the ETF, and the redemption of fractional shares may be a taxable event. A conversion into an ETF will not dilute the value of your investment.

In order to receive ETF shares as part of a conversion, you must hold your mutual fund shares in a brokerage account that can accept shares of an ETF.

No action is required on your part if you hold your mutual fund shares in a brokerage account that can hold shares of an ETF.

If you hold your mutual fund shares in an account with a financial intermediary that is not able to hold shares of an ETF, like many individual retirement accounts or group retirement plans, you will not receive ETF shares as part of the conversions. Instead, your investment will be liquidated, and you may receive cash equal in value to the NAV of your mutual fund shares. The liquidation of your investment and the return of cash may be subject to tax. It may take time for you to receive your cash. Alternatively, your financial intermediary may transfer your investment to a different investment option prior to each conversion. In some cases, this transfer may be subject to tax. Please consult with your financial intermediary for more information on the impact that the conversion to an ETF will have on you and your investments.

i

Please review the accompanying materials closely for additional actions that you may be required take to receive shares of an ETF as part of a conversion.

If you do not wish to participate in a conversion, you can exchange your mutual fund shares for shares of another Baron mutual fund that is not participating in the conversions or redeem your mutual fund shares. Keep in mind that any such action may have tax consequences and you should consult your tax advisor.

The accompanying Information Statement/Prospectus provides more information about each conversion. Please carefully review the additional information provided in this document. If you have questions, please call 1-800-99BARON (1-800-992-2766). If you invest through another financial institution, such as a brokerage firm, please contact your financial institution.

By order of the Board of Trustees,
Kristine Treglia
Secretary
Baron Select Funds

[September 28], 2025

ii

The information in this Information Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Information Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer of sale is not permitted.

Subject to Completion

August 29, 2025

BARON FINTECH FUND

BARON TECHNOLOGY FUND

EACH A SERIES OF

BARON SELECT FUNDS

BARON FINANCIALS ETF

BARON TECHNOLOGY ETF

EACH A SERIES OF

BARON ETF TRUST

767 FIFTH AVENUE, NEW YORK, NY 10153

(800) 99BARON

212-583-2100

INFORMATION STATEMENT AND PROSPECTUS

[September 28], 2025

THIS INFORMATION STATEMENT/PROSPECTUS IS FOR INFORMATION PURPOSES ONLY, AND NO ACTION IS REQUIRED ON YOUR PART TO ACCOMPLISH THE REORGANIZATIONS.

NO SHAREHOLDER VOTE IS REQUIRED TO COMPLETE EACH REORGANIZATION. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This combined Information Statement and Prospectus (the “Information Statement/Prospectus”) is furnished to shareholders of Baron FinTech Fund and Baron Technology Fund (each, an “Acquired Fund”), each a series of Baron Select Funds (the “Acquired Fund Trust”), in connection with its respective Agreement and Plan of Reorganization (each, an “Agreement”) that has been approved by the Board of Trustees (the “Board” or “Trustees”) of the Acquired Fund Trust.

Each Acquired Fund will be reorganized into a newly created ETF (each, an “Acquiring Fund” and together with the Acquired Funds, the “Funds”), each of which is a series of Baron ETF Trust (the “Acquiring Fund Trust”), an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”). Each Acquired Fund will be liquidated (each reorganization and liquidation together, a “Reorganization”). Each Reorganization is scheduled to take place as of the closing of business of the New York Stock Exchange (the “NYSE”) on December 12, 2025, or such other time and date as the parties may agree (the “Closing Date”).

Acquired Fund	Corresponding Acquiring Fund	Name of the Reorganization
Baron FinTech Fund	Baron Financials ETF	FinTech Reorganization
Baron Technology Fund	Baron Technology ETF	Technology Reorganization

Shares of each Acquiring Fund are expected to be listed for trading on The NASDAQ Stock Market LLC.

Baron FinTech Fund and Baron Financials ETF are diversified, while Baron Technology Fund and Baron Technology ETF are non-diversified. The investment goal of each Acquired Fund and each Acquiring Fund is capital appreciation.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Information Statement/Prospectus details important information about each Reorganization. Please read it carefully and keep it for future reference.

The following documents have been filed with the SEC and are incorporated into this Information Statement/Prospectus by reference, which means they are part of this Information Statement/Prospectus for legal purposes:

(i)	the Statement of Additional Information dated [September 28], 2025, relating to this Information Statement/Prospectus;

(ii)	the Prospectus for the Acquired Funds dated April 30, 2025, as supplemented (File Nos. 333-103025 and 811-21296; Accession No. 0001193125-25-106978);

(iii)	the Statement of Additional Information for the Acquired Funds dated April 30, 2025, as supplemented (File Nos. 333-103025 and 811-21296; Accession No. 0001193125-25-106978); and

(iv)

the audited financial statements included in the filing on Form N-CSR of the Acquired Funds for the fiscal year ended December 31, 2024 (File No.: 811-21296; Accession No. 0001193125-25-048130), which was previously filed via EDGAR.

(v)

the unaudited financial statements included in the filing on Form N-CSR of the Acquired Funds for the fiscal period ended June 30, 2025 (File No.: 811-21296; Accession No. 0001193125-25-190909), which was previously filed via EDGAR.

You may request a copy of the Statement of Additional Information relating to this Information Statement/Prospectus without charge by writing to the Acquiring Funds at 767 Fifth Avenue, New York, NY 10153, or by calling toll-free at 1-800-99BARON (1-800-992-2766).

You can obtain copies of the Acquired Funds’ current Prospectus, Statement of Additional Information, or annual or semiannual reports, or filings on Form N-CSR without charge by contacting Baron Select Funds at 767 Fifth Avenue, New York, NY 10153, by calling 1-800-99BARON (1-800-992-2766) or by logging on to www.BaronCapitalGroup.com.

Baron Select Funds and Baron ETF Trust are subject to the informational requirements of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Accordingly, each must file proxy material, reports, and other information with the SEC. Such information is available from the EDGAR database on the SEC’s web site at http://www.sec.gov. .

No person has been authorized to give any information or make any representation not contained in this Information Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Information Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency. Fund shares involve investment risks, including the possible loss of principal.

SUMMARY

The following Summary covers certain information contained elsewhere in this Information Statement/Prospectus. Shareholders should read the entire Information Statement/Prospectus carefully for more complete information.

What is involved in the Reorganization?

All of the assets and liabilities of each Acquired Fund will be transferred to a newly created Acquiring Fund in exchange for shares of the Acquiring Fund equal to the Acquired Fund’s net asset value (“NAV”). Each Acquired Fund will distribute to its shareholders the portion of shares of the Acquiring Fund to which the shareholder is entitled (and shareholders may receive cash in lieu of fractional shares). Shares of an Acquiring Fund will be transferred to each shareholder’s brokerage account that can accept shares of the Acquiring Fund. If a shareholder does not have a brokerage account, Acquired Fund shares may be converted to cash, less any fees and expenses your intermediary may charge.

After shares of each Acquiring Fund are distributed to its corresponding Acquired Fund’s shareholders, each Acquired Fund will be completely liquidated and dissolved. As a result of each Reorganization, you will cease to be a shareholder of the Acquired Fund and will become a shareholder of the Acquiring Fund.

Each Reorganization is currently scheduled to take place as of the close of business of the NYSE on December 12, 2025, or such other time and date as the parties may agree.

For more information, please refer to the section entitled “The Transactions – Agreements and Plans of Reorganization.”

What are the differences between an ETF and a mutual fund?

ETFs are structurally different from mutual funds in several important aspects:

ETF	Mutual Fund
Does not issue multiple classes of shares	May offer multiple share classes with different expenses and/or minimum investments
Individual investors buy or sell shares of an ETF on the secondary market through an exchange	Investors or their intermediaries buy or sell shares directly from the mutual fund
Buy and sell orders are processed throughout the day and reflect real time market prices on an exchange	Buy and sell orders are processed once a day using the day’s ending NAV

As a result of these structural differences, there are certain benefits associated with an ETF structure, such as secondary market liquidity, increased transparency, and the potential for increased tax efficiency. There are, however, certain risks associated with an ETF structure, including the risk that shares of an ETF will trade at market prices that are above (premium) or below (discount) NAV, or that an ETF’s “authorized participants” will not engage in creation or redemption transactions which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting. For additional information about ETF-specific risks associated with an investment in an Acquiring Fund, please refer to the section entitled “Comparison of Principal Risk Factors.”

Has the Board of Trustees approved the Reorganizations?

Yes. The Board of the Acquired Fund Trust has carefully reviewed and approved each Agreement and Reorganization.

What am I being asked to vote on?

You are not being asked to vote. Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”) does not require shareholder approval under these conditions and we are not asking you for a proxy, and you are requested not to send us one.

What are the reasons for the Reorganizations?

The Board considered the following factors, among others, in determining to approve each Agreement:

•

Each Reorganization will permit shareholders of the Acquired Fund to pursue an identical investment objective in an ETF structure, which provides multiple benefits for shareholders, including lower costs, the potential for increased tax efficiency, intraday trading, full daily holdings transparency, and better distribution opportunities.

•

Each Acquiring Fund will have a lower management fee rate than its corresponding Acquired Fund. In addition, the Acquiring Fund employs a unitary fee structure pursuant to which BAMCO, Inc. (“BAMCO” or the “Adviser”) bears substantially all operating expenses of each Acquiring Fund, subject to specific exceptions. As a result, each Acquiring Fund will have a lower expense ratio than each class of its corresponding Acquired Fund.

•	Each Reorganization will qualify as a tax-free reorganization for federal income tax purposes (although cash received as part of a Reorganization may be taxable).

For more information, please refer to the section entitled “The Transactions – Reasons for the Reorganizations.”

How will you determine the number of shares of an Acquiring Fund that I will receive?

Upon completion of each Reorganization, each shareholder of an Acquired Fund will receive shares of its corresponding Acquiring Fund and, in some cases, cash equal to the value of the shares of the Acquired Fund the shareholder owned on the Closing Date.

For more information, please refer to the section entitled “The Transactions – Agreements and Plans of Reorganization.”

Is each Reorganization considered a taxable event for federal income tax purposes?

Each Reorganization will be a tax-free reorganization for federal income tax purposes. As part of a Reorganization, some shareholders may receive cash in redemption of fractional shares, which may be a taxable event for applicable shareholders.

Different tax considerations apply to you if your investment is liquidated and the cash value of the Acquired Fund shares is returned to you, if you hold your Acquired Fund shares through an account that cannot hold the Acquiring Fund shares at the time of the Reorganization, like many individual retirement accounts or group retirement plans, or if your Acquired Fund shares are transferred by your broker or financial intermediary to a different investment option because you did not hold your Acquired Fund shares through an account that can accept shares of the Acquiring Fund on the Closing Date of the Reorganization.

Shareholders who hold shares through an account that cannot hold shares of an ETF at the time of the Reorganization will have their investments liquidated and may receive cash, which may be a taxable event for shareholders.

Shareholders who do not want to hold ETF shares, or cannot hold ETF shares (like many individual retirement accounts or group retirement plans) may redeem out of the Acquired Fund or exchange their Acquired Fund shares for shares of another fund. A redemption or exchange of portfolio shares would generally be a taxable event for shareholders holding shares in taxable accounts. To fund the redemption transactions, the Acquired Fund may have to sell securities. Capital gains from securities sales by the Acquired Fund prior to the Reorganization may be distributed to shareholders either (i) by the Acquired Fund prior to the Reorganization or (ii) by the Acquiring Fund after the Reorganization.

Transaction costs may be incurred in order to transfer or sell certain Acquired Fund holdings to facilitate each Reorganization and borne by the Acquired Fund. These transaction costs, if any, are expected to be de minimis. The tax impact of the sale of portfolio securities will depend on the difference between the price at which such securities are sold and the Acquired Fund’s tax basis in such securities. It is currently anticipated that no securities of the Acquired Fund will be sold in order to facilitate the Reorganization; however, this is subject to change by the Adviser.

For more information, please refer to the section entitled “The Transactions – Federal Income Tax Considerations.”

What types of shareholder accounts can receive shares of an ETF as part of the Reorganizations?

If you hold your Acquired Fund shares in an account that permits you to purchase securities traded on U.S. stock exchanges, such as ETFs or other types of stocks, you are eligible to receive shares of an ETF in the conversions. No further action is needed by you.

What types of shareholder accounts cannot receive shares of an ETF as part of the Reorganizations?

If you hold your Acquired Fund shares in an account with a broker or financial intermediary that only allows you to hold shares of mutual funds in the account, like many individual retirement accounts or group retirement plans, you will need to contact your broker or financial intermediary to transfer your shares to an existing or new brokerage account that permits investment in ETF shares prior to the Reorganizations.

If this is the case and you do nothing, you will not receive shares of an Acquiring Fund. Your position will instead be liquidated at the time of the Reorganizations and you will receive a cash distribution equal in value to the NAV of your Acquired Fund shares less any fees and expenses your intermediary may charge. This event may be taxable. To prevent a taxable event, please contact your broker or financial intermediary to transfer your shares to an existing or new brokerage account that will accept ETF shares. Alternatively, your broker or financial intermediary may transfer your investment in the Acquired Fund to a different investment option prior to or at the time of the Reorganizations.

If you are unsure about the ability of your account to accept shares of an ETF, please contact your broker or financial intermediary.

How do I transfer my Acquired Fund shares to a brokerage account that will accept ETF shares?

The broker where you hold your Acquired Fund shares should be able to assist you in transferring your shares to a brokerage account that can accept shares of an ETF.

We suggest you provide your broker with a copy of your most recent shareholder statement. Your broker will require your account number, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the Acquired Funds’ transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

If you do not have a brokerage account or a relationship with a brokerage firm, you will need to open an account with a brokerage firm. Shareholders of an ETF may bear certain costs with respect to maintaining brokerage accounts that shareholders of a mutual fund may not incur.

What if I do not want to own shares of an ETF?

If you do not want to receive shares of an ETF in connection with the Reorganizations, you can exchange your Acquired Fund shares for shares of another Baron mutual fund that is not participating in the Reorganizations or redeem your Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action. Exchange or redemption of your Fund shares may be a taxable event if you hold your shares in a taxable account. The last date for redemptions, including exchange redemptions, is December 11, 2025.

How do the Funds’ investment objectives, strategies, policies and limitations compare?

Each Acquired Fund and its corresponding Acquiring Fund have identical fundamental and non-fundamental investment policies and limitations; however, ETFs are structurally different from mutual funds and the Acquiring Funds have ETF-specific risks.

Each Acquired Fund has an identical investment goal as its corresponding Acquiring Fund. Each Fund’s investment goal is capital appreciation. Each Fund’s investment goal is non-fundamental and does not require shareholder approval to change.

As set forth below, each Acquired Fund and its corresponding Acquiring Fund have substantially similar principal investment strategies:

FinTech Reorganization

The Acquired Fund	The Acquiring Fund

The Fund is a diversified fund that, under normal circumstances, invests at least 80% of its net assets in equity securities of companies that develop, use, or rely on innovative technologies or services, in a significant way, for banking, lending, capital markets, financial data analytics, insurance, payments, asset management, or wealth management. The Fund may purchase securities of companies of any market capitalization and may invest in foreign stocks, including emerging market securities, however, investments in non-U.S. securities are limited to 35% of the Fund’s total assets at the time of purchase.

The Fund is a diversified fund that, under normal circumstances, invests at least 80% of its net assets in equity securities of Financials and Financials-related companies of any market capitalization as defined by BAMCO, Inc. (“BAMCO” or the “Adviser”). Financials and Financials related companies are companies that the Adviser determines own, operate, or have substantial investments in businesses that provide banking, lending, capital markets, financial data analytics, insurance, payments, asset management or wealth management; or develop, use, or rely on innovative technologies or services, in a significant way for banking, lending, capital markets, financial data analytics, insurance, payments, asset management or wealth management. The Fund may purchase securities of companies of any market capitalization and may invest in foreign stocks, including emerging market securities, however, investments in non-U.S. securities are limited to 35% of the Fund’s total assets at the time of purchase.

Technology Reorganization

The Acquired Fund	The Acquiring Fund

The Fund is a non-diversified fund that, under normal circumstances, invests at least 80% of its net assets in equity securities of U.S. and non-U.S. technology companies of any market capitalization, selected for their durable growth potential from the development, advancement and use of technology, however, investments in non-U.S. securities are limited to 35% of the Fund’s total assets at the time of purchase. Technology companies may include those companies in the businesses of, among others: software, IT consulting, IT services, interactive home entertainment, interactive media and services, networking equipment, telecom services, communications equipment, technology hardware, storage and peripherals, electronic equipment, instruments and components, semiconductors and semiconductor equipment, and internet and direct marketing retail. Technology companies may be located anywhere in the world, including developing countries. A developing country is a country included in the MSCI Emerging Markets (EM) Index and other countries determined by the Adviser to be developing countries based on classifications made by the International Monetary Fund or on country characteristics similar to those of the countries in the EM Index. BAMCO seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation.

The Fund is a non-diversified fund that, under normal circumstances, invests at least 80% of its net assets in equity securities of U.S. and non-U.S. technology companies of any market capitalization, selected for their durable growth potential from the development, advancement and use of technology, however, investments in non-U.S. securities are limited to 35% of the Fund’s total assets at the time of purchase. Technology companies may include those companies in the businesses of, among others: software, IT consulting, IT services, interactive home entertainment, interactive media and services, networking equipment, telecom services, communications equipment, technology hardware, storage and peripherals, electronic equipment, instruments and components, semiconductors and semiconductor equipment, and internet and direct marketing retail. Technology companies may be located anywhere in the world, including developing countries. A developing country is a country included in the MSCI Emerging Markets (EM) Index and other countries determined by the Adviser to be developing countries based on classifications made by the International Monetary Fund or on country characteristics similar to those of the countries in the EM Index. BAMCO seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation.

How do the Funds’ management and distribution arrangements compare?

The following summarizes the management and distribution arrangements of the Acquired Funds and the Acquiring Funds:

Management of the Funds

The Board oversees the management of the Funds. A list of the Trustees and the Funds’ officers may be found in the Statement of Additional Information relating to this Information Statement/Prospectus, which is incorporated herein by reference. BAMCO is located at 767 Fifth Avenue, New York, NY 10153, and is responsible for portfolio management. BAMCO serves as investment adviser to other registered mutual funds, including Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund and Baron Durable Advantage Fund. Baron Capital, Inc. (“BCI” or the “Distributor”), an SEC registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”) serves as the distributor of the shares of the Funds. BAMCO and BCI, along with their affiliate, Baron Capital Management, Inc., are wholly owned subsidiaries of Baron Capital Group, Inc., a holding company (“BCG” or the “Firm”).

Ronald Baron is the Founder, Chief Executive Officer and Chairman of the Firm and, with his family, is the principal owner of BCG. David Baron and Michael Baron are the Co-Presidents of the Firm and have been with the Firm since 2005 and 2004, respectively.

The portfolio managers for the Funds are senior members of the Adviser’s research team and are responsible for stock selection and overseeing portfolio structure of the Funds.

The portfolio management team of each Acquiring Fund is the same as that of its corresponding Acquired Fund.

FinTech Reorganization

Josh Saltman has been the portfolio manager of the Baron FinTech Fund since its inception on December 31, 2019. Mr. Saltman has worked at the Adviser as an analyst since August of 2011. From 2006 to 2009, Mr. Saltman worked at TA Associates as an associate. From 2004 to 2006, Mr. Saltman worked at Morgan Stanley as an analyst in the Investment Banking division. He graduated summa cum laude from Princeton University with a B.S. in Operations Research and Financial Engineering in 2004 and from Columbia Business School with an M.B.A. in 2011.

Technology Reorganization

Michael Lippert has been co-manager of Baron Technology Fund since its inception on December 31, 2021. In addition, he has been the portfolio manager of Baron Opportunity Fund, a series of Baron Investment Funds Trust, since March 3, 2006. Mr. Lippert has worked at the Adviser as an analyst since December of 2001. From April 2001 to December 2001, Mr. Lippert was a research analyst and general counsel for JLF Asset Management, and from 2000 to 2001, he was a partner at Baker & Botts.

Ashim Mehra has been co-manager of Baron Technology Fund since its inception on December 31, 2021. Mr. Mehra joined the Adviser in 2011 as a research analyst. From 2004 to 2011, Mr. Mehra worked at Mazama Capital as a telecom, media and technology portfolio manager. From 2002 to 2004, Mr. Mehra worked at RBC as a senior equity research associate. From 1999 to 2002, he co-founded and worked at iExplore, an online travel company. From 1996 to 1999, Mr. Mehra worked at PWC as a senior strategy consultant.

Each of the portfolio managers named above may serve as portfolio managers or analysts for other products offered by affiliates that could conflict with their responsibilities to the Funds of which they are portfolio managers. For additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership in shares of the Funds, please refer to the “Portfolio Managers” section of the Statement of Additional Information relating to this Information Statement/Prospectus, which is incorporated herein by reference.

For its services, the Adviser receives a fee payable monthly from the assets of Baron FinTech Fund and Baron Technology Fund pay the Adviser per annum 0.80% and 0.80% respectively, for average daily NAVs of each Fund. The Adviser is contractually obligated to limit its fees and, if necessary, reimburse certain expenses of the Funds so that their net annual operating expenses (exclusive of portfolio transaction costs, interest and dividend expense, acquired fund fees and expenses, fees and expenses related to filing foreign tax reclaims, and extraordinary expenses) are limited to:

Fund	Retail Shares	Institutional Shares	R6 Shares
Baron FinTech Fund	1.20%	0.95%	0.95%
Baron Technology Fund	1.20%	0.95%	0.95%

Each Acquiring Fund has a unitary management fee structure pursuant to which the Adviser bears substantially all of the Acquiring Funds’ operating expenses, subject to specific exceptions. Baron Financials ETF’s unitary management fee rate is 0.80% of the average daily net assets. Baron Technology ETF’s unitary management fee rate is 0.75% of the average daily net assets.

A discussion regarding the basis for the approval by the Board of the investment advisory contract for each Acquired Fund is available in the Acquired Funds’ reports on Form N-CSR for the six months ended June 30, 2025.

A discussion regarding the basis for the approval by the Board of Trustees of the Acquiring Fund Trust of the investment advisory contract for each Acquiring Fund will be available in the Acquiring Funds’ reports on Form N-CSR for the fiscal year ending December 31, 2025.

Pursuant to a contractual agreement with each Acquiring Fund, the Adviser is responsible for all expenses of each Acquiring Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for portfolio transaction costs, interest and dividend expense, acquired fund fees and expenses, fees and expenses related to filing foreign tax reclaims, and extraordinary expenses.

For more information about fund management, please refer to the “Management of the Funds” section of the Acquired Funds’ Prospectus, and to the “Investment Advisory and Other Services” section of the Statement of Additional Information relating to this Information Statement/Prospectus and the Acquired Fund’s Statement of Additional Information, each of which is incorporated herein by reference.

Expense Arrangements

For more information about the Funds’ fees and operating expenses, please refer to the Acquired Funds’ Prospectus, which is incorporated herein by reference, and to the “Annual Fund Operating Expenses” section below.

Distribution of Fund Shares

The principal business address of Baron Capital, Inc. (“BCI” or the “Distributor”), the Acquired Funds’ principal underwriter, is 767 Fifth Avenue, New York, NY 10153. BCI is an affiliate of the Adviser. BCI will also serve as the Distributor for the Acquiring Funds.

The Acquired Funds have adopted a distribution and servicing plan for Retail Shares (the “12b-1 Plan”) under Rule 12b-1 of the 1940 Act that allows the Acquired Funds to pay fees for the distribution of Retail Shares and for shareholder services provided to holders of Retail Shares. A substantial portion of the 12b-1 fees is directed to third parties that provide shareholder servicing to existing shareholders. The 12b-1 Plan authorizes the Funds to pay BCI a distribution fee equal to 0.25% per annum of each Acquired Fund’s average daily net assets attributable to the Retail Shares. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors in Retail Shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by FINRA. The 12b-1 Plan does not apply to Institutional Shares or R6 Shares.

The Acquiring Funds will not adopt a 12b-1 plan because the Acquired Funds did not have 12b-1 plans that were applicable to all share classes.

For more information about distribution of Acquiring Fund shares, please refer to the “Distribution of Fund Shares” section of Appendix A and the “Investment Advisory and Other Services – Distribution and Servicing Agreements” section of the Statement of Additional Information relating to this Information Statement/Prospectus, which is incorporated herein by reference. For more information about Fund distribution with respect to the Acquired Fund, please refer to the “Information about your Investment – Distribution and Servicing Arrangements” section of the Acquired Funds’ Prospectus and to the “Distribution and Servicing Agreements” and “12b-1 Plan” sections of the Acquired Funds’ Statement of Additional Information, each of which is incorporated herein by reference.

How do the Funds’ fees and operating expenses compare, and what are the Acquiring Funds’ fees and operating expenses estimated to be following the Reorganizations?

The “Annual Fund Operating Expenses” tables below allow you to compare the fees and expenses of the Funds.

Annual Fund Operating Expenses

The fees and expenses set forth in the table below for the Acquired Funds are as of June 30, 2025. Because the Acquiring Funds have not yet commenced operations, the Acquiring Funds’ pro forma expenses are based upon estimated expenses for its first fiscal year. Annual fund or class operating expenses are paid by each Fund or class, as applicable. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of a Fund.

As shown below, each Reorganization is expected to result in lower total annual operating expenses for shareholders of each share class of the Acquired Fund.

FinTech Reorganization

Shareholder fees

(fees paid directly from your investment)	None

	ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund – Baron FinTech Fund			Pro Forma Acquiring Fund – Baron Financials ETF
	Retail Shares	Institutional Shares	R6 Shares
Management Fees	0.80%	0.80%	0.80%	0.80%
Distribution (12b-1) Fees	0.25%	0.00%	0.00%	N/A
Other Expenses	0.51%	0.33%	0.30%	None[1,2]
Total Annual Fund Operating Expenses	1.56%	1.13%	1.10%	0.80%
Expense Reimbursement	(0.36)%	(0.18)%	(0.15)%	N/A
Total Annual Fund Operating Expenses After Expense Reimbursement[3]	1.20%	0.95%	0.95%	0.80%

[1]	Other Expenses for the Acquiring Fund are based on estimated amounts for the first fiscal year.

[2]

The Adviser will pay all expenses of the Acquiring Fund, except for portfolio transaction costs, interest and dividend expense, acquired fund fees and expenses, fees and expenses related to filing foreign tax reclaims, and extraordinary expenses.

[3]

BAMCO (“BAMCO” or the “Adviser”) has agreed that, pursuant to a contract with an 11-year term terminating on August 29, 2035, it will reimburse certain expenses of the Acquired Fund, limiting net annual operating expenses (portfolio transaction costs, interest and dividend expense, acquired fund fees and expenses, fees and expenses related to filing foreign tax reclaims, and extraordinary expenses are not subject to the operating expense limitation) to 1.20% of average daily net assets of Retail Shares, average daily net assets of Retail Shares, 0.95% of average daily net assets of Institutional Shares and 0.95% of average daily net assets of R6 shares. Only the Board of Trustees of the Acquired Fund may terminate the expense reimbursement agreement prior to its termination date.

Technology Reorganization

Shareholder fees

(fees paid directly from your investment)   None

	ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Acquired Fund – Baron Technology Fund			Pro Forma Acquiring Fund – Baron Technology ETF
	Retail Shares	Institutional Shares	R6 Shares
Management Fees	0.80%	0.80%	0.80%	0.75%
Distribution (12b-1) Fees	0.25%	0.00%	0.00%	N/A
Other Expenses	0.70%	0.55%	0.59%	None[1,2]
Total Annual Fund Operating Expenses	1.75%	1.35%	1.39%	0.75%
Expense Reimbursement	(0.55)%	(0.40)%	(0.44)%	N/A
Total Annual Fund Operating Expenses After Expense Reimbursement[3]	1.20%	0.95%	0.95%	0.75%

[1]	Other Expenses for the Acquiring Fund are based on estimated amounts for the first fiscal year.
[2]

The Adviser will pay all expenses of the Acquiring Fund, except for portfolio transaction costs, interest and dividend expense, acquired fund fees and expenses, fees and expenses related to filing foreign tax reclaims, and extraordinary expenses.

[3]

BAMCO (“BAMCO” or the “Adviser”) has agreed that, pursuant to a contract with an 11-year term terminating on August 29, 2035, it will reimburse certain expenses of the Acquired Fund, limiting net annual operating expenses (portfolio transaction costs, interest and dividend expense, acquired fund fees and expenses, fees and expenses related to filing foreign tax reclaims, and extraordinary expenses are not subject to the operating expense limitation) to 1.20% of average daily net assets of Retail Shares, average daily net assets of Retail Shares, 0.95% of average daily net assets of Institutional Shares and 0.95% of average daily net assets of R6 shares. Only the Board of Trustees of the Acquired Fund may terminate the expense reimbursement agreement prior to its termination date.

Examples of Effect of Fund Expenses

These examples are intended to help you compare the cost of investing in each Acquiring Fund with the cost of investing in the corresponding Acquired Fund. The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same, giving effect to the expense reimbursement agreement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FinTech Reorganization

	Acquired Fund – Baron FinTech Fund			Pro Forma – Acquiring Fund – Baron Financials ETF
	Retail Shares	Institutional Shares	R6 Shares
1 Year	$122	$97	$97	$82
3 Years	$381	$303	$303	$255
5 Years	$660	$525	$525	$444
10 Years	$1,455	$1,166	$1,166	$990

Technology Reorganization

	Acquired Fund – Baron Technology Fund			Pro Forma – Acquiring Fund – Baron Technology ETF
	Retail Shares	Institutional Shares	R6 Shares
1 Year	$122	$97	$97	$77
3 Years	$381	$303	$303	$240
5 Years	$660	$525	$525	$417
10 Years	$1,455	$1,166	$1,166	$930

Portfolio Turnover

Each Acquired Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for Acquired Fund shareholders. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect each Acquired Fund’s performance. During the most recent fiscal year ended December 31, 2024, Baron FinTech Fund’s portfolio turnover rate was 11% of the average value of its portfolio. During the most recent fiscal year ended December 31, 2024, Baron Technology Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Financial Intermediary Compensation

If you purchase Retail or Institutional Shares of an Acquired Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), an Acquired Fund, Baron Capital, Inc., the Acquired Funds’ Distributor, BAMCO or their affiliates may pay the intermediary for the sale of Acquired Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including your salesperson, to recommend an Acquired Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Do the procedures for purchasing and redeeming shares of the Funds differ?

The Acquired Funds and Acquiring Funds have different procedures for purchasing, exchanging and redeeming shares, which are summarized below.

Acquiring Funds

Shares of the Acquiring Funds may be acquired or redeemed directly from the Acquiring Funds at NAV only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of the Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section below) may engage in creation or redemption transactions directly with the Acquiring Funds. Once created, shares of the Acquiring Funds generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Acquiring Funds are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market price like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Acquiring Funds shares listing will continue or remain unchanged. The Trust does not impose any minimum investment for shares of the Acquiring Funds purchased on an exchange. Buying or selling the Acquiring Funds’ shares involves certain costs that apply to all securities transactions. When buying or selling shares of the Acquiring Funds through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of an Acquiring Fund based on its trading volume and market liquidity, and is generally less if such Acquiring Fund has more trading volume and market liquidity and more if such Acquiring Fund has less trading volume and market liquidity.

For more information about the procedures for purchasing and redeeming shares of the Acquiring Funds, please refer to the “Buying and Selling Shares” section of Appendix A.

Acquired Funds

An investor may purchase shares of an Acquired Fund directly from an Acquired Fund through the Distributor or through a financial intermediary. Each Acquired Fund offers multiple share classes.

For more information about the procedures for purchasing, redeeming and exchanging the Acquired Funds’ shares, including a description of the policies and procedures designed to discourage excessive or short-term trading of Acquired Fund shares, please refer to the “Information about your Investment – How to Purchase Shares” section of the Acquired Funds’ Prospectus, and to the “Purchase, Redemption and Pricing of Shares” section of the Acquired Funds’ Statement of Additional Information, each of which is incorporated herein by reference.

Do the Funds’ dividend and distribution policies differ?

Each Acquired Fund and its corresponding Acquiring Fund have identical dividend and distribution policies.

The Funds intend to pay dividends from their net investment income and to distribute any net realized capital gains once each year. Your distributions will be reinvested in an Acquired Fund unless you instruct the Acquired Fund otherwise.

For more information about the Acquiring Funds’ dividend and distribution policies, please refer to the “Distribution of Fund Shares” section of Appendix A and to the “Taxation of the Funds – Distributions” section of the Statement of Additional Information relating to this Information Statement/Prospectus, which is incorporated herein by reference. For more information about the Acquired Funds’ dividend and distribution policies, please refer to the “Information about your Investment – Dividends and Distributions” section of the Acquired Funds’ Prospectus and the “Taxation of the Funds – Distributions” section of Acquired Funds’ Statement of Additional Information, each of which is incorporated herein by reference.

On or before the Closing Date, each Acquired Fund may declare additional dividends or other distributions of its net income and/or net realized capital gains.

Who bears the expenses associated with the Reorganizations?

The Adviser will bear the costs of each Reorganization, regardless of whether or not such Reorganization is consummated; however, an Acquired Fund will bear any brokerage/transaction costs for portfolio transactions resulting from its Reorganization. The Adviser estimates that the costs of each Reorganization will be approximately $155,000. This amount is not subject to recoupment by the Adviser.

For more information, please refer to the section entitled “Additional Information about the Funds – Expenses.”

COMPARISON OF PRINCIPAL RISK FACTORS

The following is a summary of the principal risks associated with an investment in the Funds. Because each Acquired Fund and its corresponding Acquiring Fund have an identical investment objective and substantially similar investment strategies, as described above, they are subject to substantially similar investment risks (except that the Acquiring Funds are subject to additional ETF-related risks).

Principal Risks of Investing in the Funds

FinTech Reorganization

•

Financials Sector. The financials industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Uncertainty in the banking and financial systems can result in significant and widespread deterioration in market and economic conditions by disrupting access to capital and other financial services, which could adversely affect the performance of the Fund.

•

FinTech Companies. FinTech Companies may be adversely impacted by government regulations, economic conditions and deterioration in credit markets. These companies may have significant exposure to consumers and businesses (especially small businesses) in the form of loans and other financial products or services. FinTech Companies typically face intense competition and potentially rapid product obsolescence. In addition, many FinTech Companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. Many FinTech Companies currently operate under less regulatory scrutiny than traditional financial services companies and banks, but there is significant risk that regulatory oversight could increase in the future. Higher levels of regulation could increase costs and adversely impact the current business models of some FinTech Companies. These companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers. FinTech Companies involved in alternative currencies may face slow adoption rates and be subject to higher levels of regulatory scrutiny in the future, which could severely impact the viability of these companies. FinTech Companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. The customers and/or suppliers of FinTech Companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on FinTech Companies. Companies across a wide variety of industries are exploring the possible applications of fintech technologies. The extent of such technologies versatility has not yet been fully explored. Consequently, the Fund’s holdings may include equity securities of operating companies that focus on or have exposure to a wide variety of industries and the economic fortunes of certain companies held by the Fund may not be significantly tied to such fintech technologies. Such technologies ultimately may not have a material affect on the economic returns of the companies in which the Fund invests.

•

Information Technology Sector. Companies in the information technology sector are subject to rapid changes in technology product cycles; rapid product obsolescence; government regulation; and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology tend to be more volatile than the overall market and also are heavily dependent on patent and intellectual property rights. In addition, information technology companies may have limited product lines, markets, financial resources or personnel.

•

IT Services Industry. The IT services industry can be significantly affected by competitive pressures, such as technological developments, fixed-rate pricing, and the ability to attract and retain skilled employees, and the success of companies in the industry is subject to continued demand for IT services.

•

Concentration. The Fund’s strategy of concentrating in financials companies means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

•

Growth Investing. Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, because growth stocks tend to be sensitive to changes in their earnings and to increasing interest rates and inflation, they tend to be more volatile than other types of stocks. In response, from time to time, growth investing as an investment style may go out of favor with investors.

•

General Stock Market. Fund losses may be incurred due to declines in one or more markets in which Fund investments are made. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). In addition, turbulence as has recently been experienced, caused, among other reasons, by increased inflation, tightening monetary policy and interest rate increases by the US Federal Reserve or similar international bodies, and reduced liquidity in financial markets may continue to negatively affect many issuers, which could have an adverse effect on your Fund investment. Events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market, such as Russia’s invasion of Ukraine in February 2022 and the world-wide response to it, have and may continue to adversely impact issuers and markets worldwide. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. A fund’s securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, changes in trade regulations, elevated levels of government debt, internal unrest and discord, economic sanctions, regulatory events and governmental or quasi-governmental actions, among others. The active and expanding conflict in the Middle East between Israel and Hamas presents considerable market risks. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.

•

Non-U.S. Securities. Investing in non-U.S. securities may involve additional risks to those inherent in investing in U.S. securities, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

•

Developing Countries. The Fund invests in developing countries, which include countries in the MSCI Emerging Markets (EM) Index and other countries determined by the Adviser to be developing countries based on classifications made by the International Monetary Fund or on country characteristics similar to those of the countries in the EM Index. Investments in developing countries are subject to all of the risks of non-U.S. investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

•

Small- and Mid-Sized Companies. The Adviser believes there is more potential for capital appreciation in small- and mid-sized companies, but there also may be more risk. Securities of small- and mid-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- and mid-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small- and mid-sized companies rely more on the skills of management and on their continued tenure. Investing in small- and mid-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Technology Reorganization

•

Technology. Technology companies, including internet-related and information technology companies, as well as companies propelled by new technologies, may present the risk of rapid change and product obsolescence, and their successes may be difficult to predict for the long term. Some technology companies may be newly formed and have limited operating history and experience. Technology companies may also be adversely affected by changes in governmental policies, competitive pressures and changing demand. The securities of these companies may also experience significant price movements caused by disproportionate investor optimism or pessimism, with little or no basis in the companies’ fundamentals or economic conditions.

•

Non-Diversified Portfolio. The Fund is non-diversified, which means it may have a greater percentage of its assets in a single issuer than a diversified fund. Because of this, a non-diversified fund may invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on the performance of a non-diversified fund versus a diversified fund. Thus, a non-diversified fund is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

•

Concentration. The Fund’s strategy of concentrating in technology and related companies means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

•

Growth Investing. Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, because growth stocks tend to be sensitive to changes in their earnings and to increasing interest rates and inflation, they tend to be more volatile than other types of stocks. In response, from time to time, growth investing as an investment style may go out of favor with investors.

•

General Stock Market. Fund losses may be incurred due to declines in one or more markets in which Fund investments are made. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). In addition, turbulence as has recently been experienced, caused, among other reasons, by increased inflation, tightening monetary policy and interest rate increases by the US Federal Reserve or similar international bodies, and reduced liquidity in financial markets may continue to negatively affect many issuers, which could have an adverse effect on your Fund investment. Events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market, such as Russia’s invasion of Ukraine in February 2022 and the world-wide response to it, have and may continue to adversely impact issuers and markets worldwide. Increasingly strained relations between countries, including between the U.S. and traditional allies and/or adversaries, could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. A fund’s securities may be negatively impacted by inflation (or expectations for inflation), interest rates, global demand for particular products/services or resources, supply chain disruptions, natural disasters, pandemics, epidemics, terrorism, war, military confrontations, changes in trade regulations, elevated levels of government debt, internal unrest and discord, economic sanctions, regulatory events and governmental or quasi-governmental actions, among others. The active and expanding conflict in the Middle East between Israel and Hamas presents considerable market risks. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.

•

Non-U.S. Securities. Investing in non-U.S. securities may involve additional risks to those inherent in investing in U.S. securities, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

•

Developing Countries. The Fund invests in developing countries, which include countries in the MSCI Emerging Markets (EM) Index and other countries determined by the Adviser to be developing countries based on classifications made by the International Monetary Fund or on country characteristics similar to those of the countries in the EM Index. Investments in developing countries are subject to all of the risks of non-U.S. investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

•

Small- and Mid-Sized Companies. The Adviser believes there is more potential for capital appreciation in small- and mid-sized companies, but there also may be more risk. Securities of small- and mid-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- and mid-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small- and mid-sized companies rely more on the skills of management and on their continued tenure. Investing in small- and mid-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

•

Consumer Discretionary Sector. The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, inflation, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.

Additional risks associated with an investment in the Acquiring Fund

The Acquiring Fund is subject to the following additional principal risks, which are not principal risks generally associated with an investment in the Acquired Fund:

•	ETF Structure Risks.

o

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. There can be no assurance that an active trading market for the Fund’s shares will develop or be maintained. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund, such as during periods of market stress, and no other authorized participant creates or redeems, shares may trade at a discount to NAV per share and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened to the extent the Fund invests in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

o

Cash Transactions Risk. Unlike certain ETFs, the Fund may effect creations and redemptions in cash or partially in cash. Therefore, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. As such, investments in shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in- kind.

o

Trading Risk. The market prices of shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intra-day value of the Fund’s holdings, and supply and demand for shares. The Adviser cannot predict whether shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. You may pay significantly more or receive significantly less than the Fund’s NAV per share during periods when there is a significant premium or discount. Buying or selling shares in the secondary market may require paying brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost when seeking to buy or sell relatively small amounts of shares. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease.

•

Large Shareholder Risk. Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third party investor, the Adviser or an affiliate of the Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a large percentage of the trading volume on The NASDAQ Stock Market LLC and may, therefore, have a material upward or downward effect on the market price of the Shares.

For more information about the principal risks associated with an investment in the Acquired Funds, please refer to the “Investments, Risks, and Performance” section of the Acquired Funds’ Prospectus, which is incorporated herein by reference, and to the “Investment Strategies and Risks” section of the Statement of Additional Information relating to this Information Statement/Prospectus and the Acquired Funds’ Statement of Additional Information, each of which is incorporated herein by reference.

How do the Funds compare in terms of their performance?

Each Acquiring Fund is a newly formed “shell” fund that has not yet commenced operations, and therefore, will have no performance history prior to the Reorganizations. each Acquiring Fund has been organized solely in connection with its respective Reorganization to acquire all of the assets and liabilities of its corresponding Acquired Fund and continue the business of the Acquired Fund. Therefore, after the Reorganizations, the Acquired Funds will remain the “accounting survivor.” This means that each Acquiring Fund will continue to show the historical investment performance and returns of Institutional Shares of its corresponding Acquired Fund (even after liquidation of the Acquired Funds).

Baron FinTech Fund

Total Return (%) for the year ended December 31 (Institutional Shares)

Best Quarter:	6/30/20	32.00%
Worst Quarter:	6/30/22	(22.40)%

Average Annual Total Returns (for period ended 12/31/2024)

The following table shows the Fund’s Institutional Shares’ annual and since inception return (before and after taxes) and the change in value of market indexes over various periods ended December 31, 2024. This table shows how the Fund’s performance compares to that of the FactSet Global FinTech Index, which measures and tracks the performance of companies engaged in Financial Technologies, primarily in the areas of software and consulting, data and analytics, digital payment processing, money transfer, and payment transaction-related hardware, in which the Fund invests; the S&P 500 Index, a broad-based securities index that reflects the overall market; and the MSCI ACWI Index, a broad-based securities index that captures large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. The table also shows the average annual return of the Fund’s Retail Shares and R6 Shares, but it does not show after-tax returns.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund’s shares in a tax-deferred account (including a 401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

Average Annual Total Returns for the periods ended December 31, 2024
	1 year	5 years	10 years	Since Inception
Baron FinTech Fund
Institutional Shares (Inception date: 12-31-2019)
Returns before taxes	23.14%	12.17%	N/A	12.17%
Returns after taxes on distributions	23.14%	12.09%	N/A	12.09%
Returns after taxes on distributions and sale of Fund shares	13.70%	9.71%	N/A	9.71%
Retail Shares (Inception date: 12-31-2019)
Returns before taxes	22.87%	11.90%	N/A	11.90%
R6 Shares (Inception date: 12-31-2019)
Returns before taxes	23.14%	12.17%	N/A	12.17%
FactSet Global FinTech Index (reflects no deduction for fees or expenses)	14.17%	3.93%	N/A	3.93%
S&P 500 Index (reflects no deduction for fees or expenses)	25.02%	14.53%	N/A	14.53%
MSCI ACWI Index (reflects no deduction for fees or expenses)	17.49%	10.06%	N/A	10.06%

Baron Technology Fund

Total Return (%) for the year ended December 31 (Institutional Shares)

Best Quarter:	3/31/23	22.44%
Worst Quarter:	6/30/22	(25.96)%

Average Annual Total Returns (for period ended 12/31/2024)

The following table shows the Fund’s Institutional Shares’ annual and since inception return (before and after taxes) and the change in value of market indexes for the year ended December 31, 2024. This table shows how the Fund’s performance compares to that of the MSCI ACWI Information Technology Index, which includes large and mid cap securities across 23 Developed Markets (DM) countries and 24 Emerging Markets (EM) countries that are classified in the Information Technology as per the Global Industry Classification Standard (GICS®), in which the Fund invests; the S&P 500 Index, a broad-based securities index that reflects the overall market; and the MSCI ACWI Index, a broad-based securities index that captures large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. The table also shows the average annual return of the Fund’s Retail Shares and R6 Shares, but it does not show after-tax returns.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund’s shares in a tax-deferred account (including a 401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

Average Annual Total Returns for the periods ended December 31, 2024
	1 year	5 years	10 years	Since Inception
Baron Technology Fund
Institutional Shares (Inception date: 12-31-2021)
Returns before taxes	47.80%	N/A	N/A	10.38%
Returns after taxes on distributions	47.80%	N/A	N/A	10.38%
Returns after taxes on distributions and sale of Fund shares	28.30%	N/A	N/A	8.08%
Retail Shares (Inception date: 12-31-2021)
Returns before taxes	47.51%	N/A	N/A	10.03%
R6 Shares (Inception date: 12-31-2021)
Returns before taxes	47.80%	N/A	N/A	10.30%
MSCI ACWI Information Technology Index (reflects no deduction for fees or expenses)	31.59%	N/A	N/A	11.06%
S&P 500 Index (reflects no deduction for fees or expenses)	25.02%	N/A	N/A	8.94%
MSCI ACWI Index (reflects no deduction for fees or expenses)	17.49%	N/A	N/A	5.44%

THE TRANSACTIONS

Agreements and Plans of Reorganization

The terms and conditions under which the transactions may be consummated are set forth in each Agreement. Significant provisions of the Agreements are summarized below; however, this summary is qualified in its entirety by reference to the form of the Agreements, a copy of which is attached as Exhibit 1 to this Information Statement/Prospectus.

Each Agreement contemplates (a) the transfer of assets of the Acquired Fund in exchange for Acquiring Fund shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund transferred pursuant to the Agreement, less (i) the value of the liabilities of the Acquired Fund; (ii) the value of cash to be distributed to applicable Acquired Fund shareholders in lieu of fractional Acquiring Fund shares; and (iii) the value of cash to be distributed to Acquired Fund shareholders who do not hold Acquired Fund shares through a brokerage account that can accept Acquiring Fund shares and for which no account has been established to receive such shares (“Cash-Out Shareholders”), who shall not receive a distribution of such Acquiring Fund shares and in lieu thereof shall not receive a distribution of cash, equal to the net asset value of their Acquired Fund shares; and (b) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided for in the Agreement.

The value of each Acquired Fund’s assets shall be the value of such assets computed as of immediately after the close of business of the NYSE and after the declaration of any dividends on the Closing Date, or such other time as agreed to in writing by each of the Acquired Fund and its corresponding Acquiring Fund, using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Funds and valuation procedures established by the Board.

As soon on or after the Closing Date as is conveniently practicable, each Acquired Fund will take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, each Acquired Fund will: (i) distribute pro rata to the Acquired Fund’s shareholders of record (except for Cash-Out Shareholders) determined as of the close of business on the Closing Date, the Acquiring Fund shares it receives; (ii) distribute cash as discussed above; and (iii) completely liquidate.

The costs associated with the Reorganizations, including the preparation of filings with the SEC, mailing costs to Acquired Fund shareholders and legal costs associated with any necessary documentation to effect the Reorganizations would be paid by the Adviser. These costs exclude transactions costs associated with the sale and purchase of portfolio securities in connection with the Reorganizations, if any, which will be borne by shareholders of the Acquired Fund. It is currently anticipated that no securities of each Acquired Fund will be sold in order to facilitate the Reorganization; however, this is subject to change by the Adviser.

The consummation of each Reorganization is subject to a number of conditions set forth in its respective Agreement, some of which may be waived by a Fund. In addition, the Agreements may be amended in any mutually agreeable manner.

Reasons for the Reorganizations

Background

BAMCO, the Adviser to both the Acquired Funds and the Acquiring Funds, proposed the Reorganizations because it believes that each Reorganization is in the best interests of each Acquired Fund. Specifically, the Adviser believes that the Reorganizations will lower the overall net expenses paid by shareholders and provide shareholders with additional trading flexibility, increased portfolio holdings transparency and tax efficiency.

Board Consideration of the Reorganizations

At a meeting held on August 5, 2025, all the Trustees of Baron Select Funds, including all the Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”), considered and approved the Reorganizations and the Agreements. For the reasons more fully described below, the Board determined that, for each Acquired Fund and Reorganization, the Reorganization was in the best interests of the Acquired Fund, and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization. At the meeting and throughout the course of the Board’s considerations of these matters, the Independent Trustees were advised by an independent legal counsel that is experienced in 1940 Act matters.

In considering the Reorganizations and the Agreements, the Board evaluated information provided by management of the Funds and reviewed various factors about the Acquired Funds, the Acquiring Funds, and the Reorganizations.

When evaluating the Reorganizations and the Agreements, the Board considered the following factors, among others:

•	Each Acquired Fund and Acquiring Fund have an identical investment objective and substantially similar investment strategies.

•

Each Acquiring Fund will have a lower management fee rate than its corresponding Acquired Fund. In addition, each Acquiring Fund employs a unitary fee structure pursuant to which the Adviser bears substantially all operating expenses of the Acquiring Fund, subject to specific exceptions. As a result, each Acquiring Fund will have a lower expense ratio than each class of its corresponding Acquired Fund.

•

The Reorganizations will provide shareholders with the opportunity to remain invested in a fund that has an identical investment objective and substantially similar investment strategies but that is better positioned for potential asset growth.

•

Each Acquiring Fund will be able to maintain its corresponding Acquired Fund’s performance track record, which will assist in marketing and distribution efforts. Following the Reorganizations, the Acquired Funds would be the “accounting survivor” and each Acquiring Fund would assume the historical performance of its corresponding Acquired Fund.

•

Each Reorganization is expected to qualify as a “reorganization” within the meaning of section 368 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and, therefore, shareholders will not recognize gain or loss for federal income tax purposes on the exchange of their shares of an Acquired Fund for the shares of its corresponding Acquiring Fund (except with respect to cash received in lieu of fractional shares).

•

Shares of the Acquiring Funds will not be issued in fractional shares. As a result, cash will be paid to shareholders in lieu of fractional shares of the Acquiring Funds. In addition, shareholders who hold shares through an account that cannot hold shares of an ETF, like retirement accounts or group retirement plans, at the time of the Reorganizations will have their investments liquidated and may receive cash. These cash distributions may be taxable to shareholders. The Board also considered that the Adviser has implemented a communications plan intended to provide notice to Acquired Fund shareholders, so that they may enter into appropriate arrangements prior to each Reorganization. As part of this communications plan, the Adviser will engage with Acquired Fund shareholders on the potential implications of each Reorganization, including the need to have a brokerage account in place prior to each Reorganization.

•	No sales charge, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganizations.

•

Transaction costs are expected to be incurred in order to transfer or sell certain Acquired Fund holdings to facilitate the Reorganization and borne by the Acquired Funds, but these transaction costs are expected to be de minimis.

•

The Adviser has agreed to pay the external costs (e.g., legal, auditor/accounting, printing and mailing costs) associated with each Fund’s participation in the Reorganizations, regardless of whether or not the Reorganization is consummated. The Adviser estimates that the costs of each Reorganization will be approximately $155,000. This amount is not subject to recoupment by the Adviser.

•

Current shareholders of the Acquired Fund would have the opportunity to redeem their shares or exchange their Acquired Fund shares for shares of another portfolio at any time before the Reorganization takes place, as set forth in the Acquired Funds’ prospectus, without being subject to any Fund-imposed fees. However, these shareholders may have a taxable event from the redemption or exchange.

•	Current shareholders of the Acquired Funds are expected to benefit directly from the potential for greater tax efficiency and trading efficiency with the ETF structure.

•	Each Acquiring Fund, as a result of its Reorganization, will inherit the capital loss carryforwards of its corresponding Acquired Fund.

•	Certain shareholders of the Acquired Funds may benefit from a tax perspective from having the option of a tax-free reorganization as an alternative to a complete liquidation of the Acquired Funds.

•

As ETF shareholders following the Reorganizations, shareholders may bear certain costs associated with maintaining brokerage accounts and buying and selling Acquiring Fund shares in the secondary market, including commissions, spreads and other transactions costs, that the shareholders do not experience as shareholders of the Acquired Funds.

After consideration of the factors noted above, together with other factors and information considered to be relevant, the Board determined with respect to each Acquired Fund that it would be in the best interests of the Acquired Fund to conduct the Reorganization. The determination was made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to the various conclusions. Consequently, the Board approved the Reorganizations and the Agreements.

Each Agreement is subject to certain closing conditions and termination rights, including the right of each of the Board’s and the Acquiring Fund’s Board to terminate the Agreement if it determines that proceeding with the Reorganization is inadvisable with respect to the Acquired Fund or the Acquiring Fund, respectively.

Description of the Securities to be Issued

Holders of each Acquired Fund will receive shares of its corresponding Acquiring Fund. For the avoidance of doubt, the Acquiring Funds shall not issue fractional shares, and Acquired Fund shareholders may receive cash in connection with each Reorganization in lieu of fractional Acquiring Fund shares.

Each Acquiring Fund is a series of Baron ETF Trust. Acquiring Fund shareholders are not entitled to any preemptive, subscription or conversion rights and are freely transferable. All shares, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable by Baron ETF Trust. Each share of an Acquiring Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Acquiring Funds’ Board of Trustees.

Please refer to Appendix B for more information about the rights of shareholders under the organizational documents of the Acquired Funds and the Acquiring Funds.

Federal Income Tax Considerations

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (the “IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and apply with respect to Acquired Fund shareholders that have their Acquired Fund shares exchanged for Acquiring Fund shares. Individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders whose investment is liquidated and the cash value of whose Acquired Fund shares is returned to them, shareholders who hold their Acquired Fund shares through an account that cannot hold the Acquiring Fund shares at the time of the Reorganization, or shareholders whose Acquired Fund shares are transferred by their broker or financial intermediary to a different investment option because such shareholders did not hold their Acquired Fund shares through an account that can accept shares of the Acquiring Fund on the Closing Date of the Reorganization.

The exchange of the Acquired Fund’s assets for the Acquiring Fund’s shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund followed by the distribution of Acquiring Fund shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares in complete liquidation and termination of the Acquired Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating Funds will receive an opinion from Dechert LLP, counsel to the Funds, substantially to the effect that:

(i)

The acquisition by the Acquiring Fund of all of the properties of the Acquired Fund in exchange solely for Acquiring Fund shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund followed by the distribution of Acquiring Fund shares and cash in lieu of fractional shares to the Acquired Fund shareholders in exchange for their shares in complete liquidation and termination of the Acquired Fund will constitute a tax-free reorganization under section 368(a) of the Code. The Acquiring Fund and Acquired Fund each will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(ii)

Under sections 361 and 357(a) of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for the assumption of all the Acquired Fund’s liabilities and the Acquiring Fund shares, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in section 1256(b) of the Code or stock in a passive foreign investment company, as defined in section 1297(a) of the Code;

(iii)	The Acquired Fund will not recognize gain or loss upon the distribution to the Acquired Fund shareholders of the Acquiring Fund shares received by the Acquired Fund in the Reorganization;

(iv)

The Acquiring Fund will recognize no gain or loss upon receiving the assets of the Acquired Fund in exchange solely for the assumption of all liabilities of the Acquired Fund and the issuance of the Acquiring Fund shares;

(v)

The Acquired Fund shareholders will recognize no gain or loss upon receiving Acquiring Fund shares solely in exchange for their shares (except with respect to cash received in lieu of fractional shares);

(vi)

The aggregate basis of the Acquiring Fund shares received by the Acquired Fund shareholder in the Reorganization will be the same as the aggregate basis of the Acquired Fund shares exchanged in the Reorganization (reduced by any amount of tax basis allocable to fractional shares for which cash is received);

(vii)

An Acquired Fund shareholder’s holding period for the Acquiring Fund shares received by the Acquired Fund shareholder in the Reorganization will include the holding period during which the Acquired Fund shareholder held shares of the Acquired Fund surrendered in exchange therefor, provided that the Acquired Fund shareholder held the shares as a capital asset on the date of Reorganization;

(viii)	The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization;

(ix)	The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund; and

(x)	The Acquired Fund’s tax attributes enumerated in section 381(c) of the Code will be taken into account by the Acquiring Fund without limitation.

Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Reorganization on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code, as to Acquired Fund shareholders whose investment is liquidated and the cash value of whose Acquired Fund shares is returned to them, as to Acquired Fund shareholders who hold their Acquired Fund shares through an account that cannot hold the Acquiring Fund shares at the time of the Reorganization, like many individual retirement accounts or group retirement plans, or as to Acquired Fund shareholders whose Acquired Fund shares are transferred by their broker or financial intermediary to a different investment option because such shareholders did not hold their Acquired Fund shares through an account that can accept shares of the Acquiring Fund on the Closing Date of the Reorganization. None of the Funds have requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Reorganization.

The opinion is not binding on the IRS or the courts and is not a guarantee that the tax consequences of the Reorganization will be as described above. If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code and thus were taxable, then the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund, and each shareholder of the Acquired Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it received.

The tax year of the Acquired Fund is expected to continue with its Acquiring Fund, and the capital gains, if any, resulting from portfolio turnover prior to the Reorganization will be carried over to the Acquiring Fund unless distributed prior to the Reorganization. The Acquired Fund may declare a distribution to shareholders prior to the Reorganization. If the Reorganization were to end the tax year of the Acquired Fund (which is not the intended or expected plan as of the date of this Information Statement/Prospectus), it may accelerate distributions to shareholders from the Acquired Fund for its short tax year ending on the Closing Date. If determined necessary by the Funds, the Acquired Fund will declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization. Any of the foregoing distributions, regardless of whether distributed before or after the Reorganization, may be taxable, and would include capital gains from securities sales by the Acquired Fund prior to the Reorganization. Assuming the Reorganization qualifies as a tax-free reorganization, as expected, the Acquiring Fund will succeed to the tax attributes of the Acquired Fund upon the closing of the Reorganization, including any capital loss carryovers that could have been used by the Acquired Fund to offset its future realized capital gains, if any, for federal income tax purposes. The capital loss carryovers of the Acquired Fund will be available to offset future gains recognized by the Acquiring Fund (subject to the conditions and limitations under the Code). Capital losses of the Acquired Fund may be carried forward indefinitely to offset future capital gains. However, the capital losses of the Acquiring Fund, as the successor in interest to the Acquired Fund, may subsequently become subject to an annual limitation as a result of ownership changes, if such occur.

As of December 31, 2024, Baron FinTech Fund and Baron Technology Fund had available for federal income tax purposes unused capital loss carryforwards of $6,886,824 and $397,563, respectively. Each Acquiring Fund, as a result of its Reorganization, will inherit the capital loss carryforwards of its corresponding Acquired Fund, subject to any restrictions imposed by the Code.

The foregoing description of the U.S. federal income tax consequences of the Reorganization applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws because this discussion only relates to U.S. federal income tax laws.

Shareholders of the Acquired Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Forms of Organization

Each Acquired Fund is a series of Baron Select Funds, an open-end management investment company originally as a limited partnership known as Baron Capital Partners, L.P., on January 31, 1992, under the laws of the State of Delaware. On April 30, 2003, the partnership was converted into a statutory trust under the laws of the State of Delaware. Each Acquiring Fund is a series of Baron ETF Trust, an open-end management investment company organized as a Delaware statutory trust on June 24, 2025. Each of Baron Select Funds and Baron ETF Trust is authorized to issue an unlimited number of shares of beneficial interest. Each Acquired Fund is governed by Baron Select Funds’ Declaration of Trust and Bylaws. Each Acquiring Fund is governed by Baron ETF Trust’s Declaration of Trust and Bylaws. There are no material differences between the organizational documents governing the Acquired Funds and the Acquiring Funds. Comparisons of the organizational documents governing Baron Select Funds and Baron ETF Trust are provided in Appendix B to this Information Statement/Prospectus.

For more information regarding shareholder rights, please refer to Appendix B and the Acquired Funds’ Statement of Additional Information, which is incorporated herein by reference.

Capitalization (Unaudited)

The following tables show the capitalization of each Acquired Fund as of June 30, 2025, and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganizations or cash paid in lieu of fractional Acquiring Funds shares.

FinTech Reorganization

	Net Assets	Net Asset Value Per Share	Shares Outstanding

Baron FinTech Fund (Retail Shares)	$ 9,034,958	$ 18.63	485,053

Baron FinTech Fund (Institutional Shares)	$ 51,232,504	$ 18.88	2,713,978

Baron FinTech Fund (R6 Shares)	$ 14,515,335	$ 18.88	768,857

Baron Financials ETF[1]	N/A	N/A	N/A

Adjustment[2]	$ (2,244)	—	(976,666)

Baron Financials ETF (pro forma combined)	$ 74,780,553	$ 25.00	2,991,222

[1]	Baron Financials ETF is expected to commence operations in December 2025.

[2]	The Acquiring Fund is expected to launch at $25 NAV per share. Shares have been adjusted to reflect what will be issued post Reorganization.

Technology Reorganization

	Net Assets	Net Asset Value Per Share	Shares Outstanding

Baron Technology Fund (Retail Shares)	$ 29,872,969	$ 14.86	2,010,325

Baron Technology Fund (Institutional Shares)	$ 65,315,912	$ 15.01	4,350,137

Baron Technology Fund (R6 Shares)	$ 5,422,462	$ 14.98	361,892

Baron Technology ETF[1]	N/A	N/A	N/A

Adjustment[2]	$ (2,407)	—	(2,697,997)

Baron Technology ETF (pro forma combined)	$ 100,608,936	$ 25.00	4,024,357

[1]	Baron Technology ETF is expected to commence operations in December 2025.

[2]	The Acquiring Fund is expected to launch at $25 NAV per share. Shares have been adjusted to reflect what will be issued post Reorganization.

The tables above assume that each Reorganization had occurred on December 12, 2025. The tables are for information purposes only. No assurance can be given as to how many Acquiring Fund shares will be received by shareholders of each Acquired Fund on the date that the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of each Acquiring Fund that actually will be received on or after that date.

Conclusion

The Agreements and Plans of Reorganization were approved by the Board at a meeting held on August 5, 2025. The Board determined that, for each Acquired Fund and Reorganization, the Reorganization is in the best interests of the Acquired Fund and that the interests of existing shareholders of the Acquired Fund would not be diluted as a result of the Reorganization. In the event that each Reorganization does not occur, each Acquired Fund will continue to engage in business as a series of a registered investment company and the Board may consider other proposals for the Reorganization or liquidation of each Acquired Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Each Acquiring Fund is new and has no performance history as of the date of this Information Statement/Prospectus. Each Acquiring Fund will adopt the financial history, including the financial highlights, of its corresponding Acquired Fund following the Reorganization.

Each Acquired Fund’s financial highlights for the fiscal year ended December 31, 2024 (audited), updated to include semi-annual data for the six-month period ended June 30, 2025 (unaudited), are shown in the tables below. Each Acquired Fund’s financial highlights should be read in conjunction with the financial statements audited by PricewaterhouseCoopers LLP, which are incorporated by reference into the Statement of Additional Information relating to this Information Statement/Prospectus and contained in the Acquired Funds’ filing on Form N-CSR.

BARON FINTECH FUND

Selected data for a share outstanding throughout each period:

	Institutional Shares
	Six Months Ended		Year Ended December 31,
	June 30, 2025	2024	2023	2022	2021	2020(5)
Net asset value, beginning of period	$17.51	$14.22	$11.17	$16.98	$14.72	$10.00
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.02)	(0.02)	(0.01)	(0.04)	(0.10)	(0.07)
Net realized and unrealized gain (loss)	1.39	3.31	3.06	(5.62)	2.36	4.79
Total from investment operations	1.37	3.29	3.05	(5.66)	2.26	4.72
Less distributions to shareholders from:
Net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gains	0.00	0.00	0.00	(0.15)	0.00	0.00
Total distributions	0.00	0.00	0.00	(0.15)	0.00	0.00
Net asset value, end of period	$18.88	$17.51	$14.22	$11.17	$16.98	$14.72
Total return(2)	7.82%(3)(6)	23.14%(3)	27.31%(3)	(33.30)%(3)	15.35%(3)	47.20%(3)
Ratios to Average Net Assets:
Gross expenses	1.17%(7)	1.13%	1.21%	1.20%(4)	1.18%	2.43%
Net expenses	0.95%(7)	0.95%	0.95%	0.95%(4)	0.95%	0.95%
Net investment income (loss)	(0.23)%(7)	(0.13)%	(0.11)%	(0.30)%	(0.60)%	(0.54)%
Supplemental Data:
Net assets (in millions), end of period	$51.2	$48.5	$42.1	$31.1	$58.5	$24.0
Portfolio turnover rate	6%(6)	11%	16%	27%	12%	8%

(1)	Based on average shares outstanding.

(2)	Total returns reflect reinvestment of all dividends and distributions, if any.

(3)	The total returns would have been lower had certain expenses not been reduced during the period shown.

(4)	Includes interest expense of less than 0.01%.

(5)	For the period January 2, 2020 (commencement of operations) to December 31, 2020.

(6)	Not Annualized.

(7)	Annualized.

BARON TECHNOLOGY FUND

Selected data for a share outstanding throughout each period:

	Institutional Shares
	Six Months Ended		Year Ended December 31,
	June 30, 2025		2024		2023		2022(4)
Net asset value, beginning of period	$13.45		$9.10		$5.57		$10.00
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.04)		(0.06)		(0.04)		(0.04)
Net realized and unrealized gain (loss)	1.60		4.41		3.57		(4.39)
Total from investment operations	1.56		4.35		3.53		(4.43)
Less distributions to shareholders from:
Net investment income	0.00		0.00		0.00		0.00
Net realized gains on investments	0.00		0.00		0.00		0.00
Total distributions	0.00		0.00		0.00		0.00
Net asset value, end of period	$15.01		$13.45		$9.10		$5.57
Total return(2)	11.67	%(3)(5)	47.80	%(3)	63.38	%(3)	(44.30	)%(3)
Ratios to Average Net Assets:
Gross expenses	1.23	%(6)	1.35%		5.04%		6.42%
Net expenses	0.95	%(6)	0.95%		0.95%		0.95%
Net investment income (loss)	(0.56	)%(6)	(0.54)%		(0.48)%		(0.55)%
Supplemental Data:
Net assets (in millions), end of period	$65.3		$32.7		$1.4		$1.6
Portfolio turnover rate	19	%(5)	36%		27%		19%

(1)	Based on average shares outstanding.

(2)	Total returns reflect reinvestment of all dividends and distributions, if any.

(3)	The total returns would have been lower had certain expenses not been reduced during the period shown.

(4)	For the period January 3, 2022 (commencement of operations) to December 31, 2022.

(5)	Not Annualized.

(6)	Annualized.

Expenses

The expenses in connection with preparing this Information Statement/Prospectus and its enclosures will be paid by the Adviser.

The Adviser will reimburse brokerage firms and others for their reasonable expenses in forwarding material to the beneficial owners of shares.

You can obtain copies of the Acquired Fund’s current Prospectus, Statement of Additional Information, annual or semiannual reports or filing on Form N-CSR without charge by contacting Baron Select Funds at 767 Fifth Avenue, New York, NY 10153, by calling 1-800-99BARON (1-800-992-2766) or by logging on to www.BaronCapitalGroup.com.

Share Ownership

As of June 30, 2025, there were 485,053, 2,713,978 and 768,857 Retail Shares, Institutional Shares, and R6 Shares, respectively, of Baron FinTech Fund issued and outstanding. As of June 30, 2025, there were 2,010,325, 4,350,137 and 361,892 Retail Shares, Institutional Shares, and R6 Shares, respectively, of Baron Technology Fund issued and outstanding.

Each Acquiring Fund is a newly created fund and will not issue shares until the date of the Reorganization.

[As of [ ], 2025, the Trustees and officers of Baron Select Funds owned, in the aggregate, less than 1% of each class of the Acquired Fund’s total outstanding shares.]

As of [ ], 2025, the following shareholders were shown in the records of Baron Select Funds as owning more than 5% of each Acquired Fund’s shares. Baron Select Funds does not know of any other person who owns beneficially more than 5% of each Acquired Fund’s shares except as set forth below.

Baron FinTech Fund

Name and Address	Percentage of Total Acquired Fund Retail Shares Outstanding
[ ]	[ ]%

Name and Address	Percentage of Total Acquired Fund Institutional Shares Outstanding
[ ]	[ ]%

Name and Address	Percentage of Total Acquired Fund R6 Shares Outstanding
[ ]	[ ]%

Baron Technology Fund

Name and Address	Percentage of Total Acquired Fund Retail Shares Outstanding
[ ]	[ ]%

Name and Address	Percentage of Total Acquired Fund Institutional Shares Outstanding
[ ]	[ ]%

Name and Address	Percentage of Total Acquired Fund R6 Shares Outstanding
[ ]	[ ]%

MISCELLANEOUS

Legal Matters

Certain legal matters in connection with the issuance of shares of each Acquiring Fund have been passed upon by Dechert LLP, counsel to Baron ETF Trust.

Experts

The audited financial statements for the fiscal year ended December 31, 2024 of the Acquired Funds are incorporated by reference into the Statement of Additional Information relating to this Information Statement/Prospectus and have been audited by PricewaterhouseCoopers LLP, the Acquired Fund’s independent registered public accounting firm, whose report thereon is included in the Acquired Funds’ filing on Form N-CSR for the fiscal year ended December 31, 2024. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise Baron Select Funds, in care of BAMCO, Inc., 767 Fifth Avenue, New York, NY 10153, whether other persons are beneficial owners of shares for which the Information Statement/Prospectus is being mailed and, if so, the number of copies of the Information Statement/Prospectus and Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.

APPENDIX A

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS

As used in this Appendix A, the term “Fund” refers to the Acquiring Funds and the term “Board” refers to the Board of Trustees of Baron ETF Trust.

Additional Investment Strategies

The Funds may invest in American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”), European Depository Receipts (“EDRs”) or directly in the securities of non-U.S. issuers, provided that the aggregate amount of such investments does not exceed 35% of a Fund’s respective total assets at the time of purchase.

These securities may have exposure to developed countries and developing countries, which include countries in the MSCI Emerging Markets (EM) Index, countries in the MSCI Frontier Markets (FM) Index and other countries determined by the Adviser to be developing countries based on classifications made by the International Monetary Fund or on country characteristics similar to those of the countries in the EM and FM Indexes.

The Funds may invest up to 15% of their respective net assets in illiquid securities at the time of purchase. Subsequently, if as a result of changes in the portfolio, illiquid securities exceed 10% or 15% of net assets (as applicable), the Funds may not acquire any additional illiquid securities and the Adviser will take such steps as it considers appropriate to reduce the percentage within a reasonable period of time. An illiquid security is one that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Such investments may include private equity securities, private investments in public equity (“PIPE”) securities and other restricted securities.

The Funds may invest in debt securities of all types and repurchase agreements for those securities. Debt securities include corporate bonds, government securities, repurchase agreements, loans and loan participations, mortgage-backed securities and other securities that the Funds believe have debt-like characteristics, including hybrids and synthetic securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. The Funds may invest in debt securities that have a rating of, or equivalent to, at least “BBB” by S&P Global Ratings or “Baa” by Moody’s Investors Services, Inc., or if unrated, are judged by the Adviser to be of comparable quality.

The Funds may also sell securities short. Short selling occurs when the Funds sell a security that the Funds do not own. In order to do so, the Funds must borrow a security to deliver to the purchaser and later buy that security in the market and return it to the lender. The Fund may establish short positions in securities that the Adviser believes have limited growth prospects or are over-priced, or in securities of companies the Adviser believes are poorly managed or have highly leveraged balance sheets. The Funds may also establish a short position in a security to hedge exposure to a particular company or to hedge exposure to a certain industry or sector of the market. The Funds may also short market indices to hedge against broad movements in the market. Generally, when the Fund takes a short position, the Adviser believes that the security’s price will fall. If it falls sufficiently, the Fund will make money. If it instead increases in price, the Funds will lose money. The Funds will not use more than 35% of its total assets in maintaining short positions. The Adviser, in its sole discretion, may decide not to sell any securities short. The Adviser believes that the flexibility to execute a long and short strategy may reduce the short-term volatility inherent in the equity markets. However, the Adviser also believes short sales can be significantly more risky than long investments and, as a result, expects to employ this tactic relatively infrequently.

In addition, the Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds’ principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In such circumstances, the Adviser may invest all or a portion of the Funds’ assets in cash or cash equivalents, such as money market instruments, which include U.S. Government securities, certificates of deposit, short-term investment grade corporate bonds and other short term debt instruments, and repurchase agreements. Taking such a temporary defensive position may cause the Funds not to achieve its investment goals.

The Funds may borrow from a bank up to 33% of the value of their respective total assets, including the amount borrowed, as of the time the borrowing is made, subject to exceptions for borrowings of up to 5% for short-term purposes.

Companies in which the Funds invest may be subject to corporate actions, including mergers and acquisitions. The Adviser may, in its discretion, choose to receive shares of the combined entity where it concludes that it is in the best interest of the Funds’ shareholders to do so. Such a decision may result in the Funds owning shares of an issuer outside of the Funds’ market cap range.

The Funds may enter into swap transactions. The Funds have additional investment strategies and restrictions that govern their activities. For a list of these restrictions and more information about the investment strategies, please see the “Investment Strategies and Risks” section of the Statement of Additional Information relating to this Information Statement/Prospectus, which is incorporated herein by reference. Those strategies and restrictions that are identified as “fundamental” may only be changed with shareholder approval, while the others may be changed by the Board of Trustees (the “Board”) without shareholder approval upon at least 60 days’ notice.

Distribution of Fund Shares

The Distributor is the exclusive distributor of Creation Units of the Funds. The Distributor or its agent distributes Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds. The Distributor has no role in determining the investment policies of the Funds or the securities that are purchased or sold by the Funds.

The Distributor’s principal address is 767 Fifth Avenue, New York, NY 10153. The Funds do not have a distribution and servicing plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act.

About Net Asset Value

The NAV per share for each Fund is determined each day the New York Stock Exchange (the “NYSE”) is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. Each Fund values securities and other assets for which market quotations are readily available at market value. Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board.

The Funds’ share prices or NAVs are calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Funds’ NAVs are calculated (the “NAV Calculation Time”)) on the New York Stock Exchange (the “Exchange”) on any day the Exchange is scheduled to be open. Your purchase or sale will be priced at the next NAV calculated after your order is accepted by State Street Bank and Trust Company (the “Transfer Agent”). The Funds may change the time at which orders are priced if the Exchange closes at a different time or an emergency exists. The Exchange is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAVs will not be calculated on days when the Exchange is closed for trading. Foreign securities held by the Funds may trade on days when the Funds do not calculate their NAVs and thus may affect the Funds’ NAVs on days when investors will not be able to purchase or sell (redeem) Funds’ shares. In addition, the securities held by the Fund may be traded in markets that close at a different time than the exchange on which the Fund’s shares are listed. Accordingly, during the time when the Fund’s listing exchange is open but after the applicable market closes, bid-ask spreads may widen and Fund shares may trade at a premium or discount to NAV.

Portfolio securities traded on any national exchange are valued based on their last sale price on the exchange where such shares are principally traded. For securities traded on The NASDAQ Stock Market LLC (“NASDAQ” or the “Exchange”), the Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at the NAV Calculation Time. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the security will be valued by the Adviser, which serves as the Funds’ valuation designee under Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior management representatives. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. U.S. Government obligations, money market instruments, and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from an independent pricing service or at the mean of the bid and ask prices from a dealer maintaining an active market in that security. The value of the Funds’ investments in convertible bonds is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, and sensitivity analysis, when available. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their NAV each day.

Book Entry

The Depository Trust Company (“DTC”) serves as securities depository for the shares. The shares may be held only in book-entry form; stock certificates will not be issued. DTC, or its nominee, is the record or registered owner of all outstanding shares. Beneficial ownership of shares will be shown on the records of DTC or its participants (described below). Beneficial owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all shares for all purposes.

Buying and Selling Shares

Shares of the Fund may be acquired or redeemed directly from the Fund at NAV only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section below. Only an Authorized Participant (as defined in the Creations and Redemptions section below) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market price like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund shares listing will continue or remain unchanged. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling the Fund’s shares involves certain costs that apply to all securities transactions. When buying or selling shares of the Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity.

The shares of the Funds are listed on NASDAQ.

A “business day” with respect to each Fund is each day the Exchange and the Trust are open and includes any day that the Fund is required to be open under Section 22(e) of the 1940 Act. Orders from authorized participants to create or redeem Creation Units will only be accepted on a business day. On days when the Exchange closes earlier than normal, the Funds may require orders to create or redeem Creation Units to be placed earlier in the day. See the Statement of Additional Information relating to this Information Statement/Prospectus, which is incorporated herein by reference, for more information.

The Board has not adopted a policy of monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of potential arbitrage opportunities presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”). The Trust believes this is appropriate because ETFs, such as the Fund, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of Fund shares remains at or close to NAV. Since the Fund issues and redeems Creation Units at NAV plus applicable transaction fees, and the Fund’s shares may be purchased and sold on the Exchange at prevailing market prices, the risks of frequent trading are limited.

Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC Staff no-action relief.

The Trust and the Distributor reserve the right to reject a creation order transmitted to it by the Trust’s transfer agent for any reason, provided that such action does not result in a suspension of sales of Creation Units in contravention of Rule 6c-11 and the SEC’s positions thereunder. For example, a Fund may reject or revoke acceptance of a creation order when: (a) the order is not in proper form; (b) the creator or creators, upon obtaining the shares, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered are not as specified by the Administrator; (d) the acceptance of the portfolio deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders.

Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Trust’s transfer agent will notify an Authorized Participant if an order is rejected. The Trust, the Trust’s custodian, any sub-custodian, the Distributor and the Trust’s transfer agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits to Authorized Participants nor shall any of them incur any liability to Authorized Participants for the failure to give any such notification. All questions as to the amounts of the deposit securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creations and Redemptions

Prior to trading in the secondary market, shares of the Funds are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) enters into an authorized participant agreement with the Funds’ Distributor. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Funds or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.

A creation transaction, which is subject to acceptance by State Street Bank and Trust Company, as the Trust’s transfer agent (the “Transfer Agent”), generally takes place when an Authorized Participant deposits into a Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash in exchange for a specified number of Creation Units.

Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by a Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by a Fund.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.

Only an Authorized Participant may create or redeem Creation Units directly with a Fund.

In the event of a system failure or other interruption, including disruptions at market makers or authorized participants, orders to purchase or redeem Creation Units either may not be executed according to a Fund’s instructions or may not be executed at all, or a Fund may not be able to place or change orders.

To the extent the Funds engage in in-kind transactions, the Funds intend to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

The in-kind arrangements are intended to protect ongoing shareholders from adverse effects on the Funds’ portfolio that could arise from frequent cash creation and redemption transactions and generally will not lead to a tax event for the Funds or their ongoing shareholders.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC Participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units

(including the cut-off times for receipt of creation and redemption orders) and the applicable transaction fees is included in the Statement of Additional Information relating to this Information Statement/Prospectus, which is incorporated herein by reference.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Statement of Additional Information relating to this Information Statement/Prospectus, which is incorporated herein by reference.

Dividends and Distributions

Each Fund pays its shareholders dividends from its net investment income and distributes any net realized capital gains at least once each year. Your distributions will be reinvested, net of any applicable withholding, in the Fund unless you instruct the Fund otherwise. There are no charges on reinvestments. After every distribution, the value of a share is automatically reduced by the amount of the distribution. If you elect not to reinvest and the postal or other delivery service is unable to deliver checks to your address of record, your distribution will be reinvested, net of any applicable withholding, in additional shares at the next NAV calculated after the check is returned to the Fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Potential investors should read the “U.S. Federal Income Taxation” section below and the “Taxation of the Funds” section in the Statement of Additional Information relating to this Information Statement/Prospectus, which is incorporated herein by reference, for information on the tax treatment of distributions from the Funds and for a discussion of the tax consequences of an investment in the Funds.

U.S. Federal Income Taxation

Tax Status of the Funds

Each Fund intends to qualify every year as a “regulated investment company” under the Code. If a Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on income that is distributed to shareholders, provided that it distributes to its shareholders at least 90% of its “investment company taxable income” (which includes, among other items, dividends, interest, the excess of net short-term capital gains over net long- term capital losses and other taxable income other than the excess of net long-term capital gains over net short-term capital losses) and 90% of its net tax-exempt interest income in each year. Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund’s annual gross income be derived from interest; dividends; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income from interests in “qualified publicly traded partnerships,” as defined in the Code; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), of two or more issuers (other than other regulated investment companies) that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships. If the Fund fails to satisfy the income test or diversification test described above, the Fund may be able to avoid losing its status as a regulated investment company by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax.

Taxability of Dividends and Distributions

The Funds intend to pay dividends from their net investment income and to distribute any net realized capital gains once each year. Distributions of a Fund’s investment company taxable income (other than “qualified dividend income”), including distributions of net short-term capital gains, will be taxable to you as ordinary income. Distributions of a Fund’s net long-term capital gains (the excess of a Fund’s net long-term capital gain for the taxable year over its net short-term capital loss for that year) reported as capital gain dividends by a Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of a Fund. Distributions in excess of a Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital, to the extent of your adjusted basis in your shares of a Fund, and as a capital gain thereafter (if you held your shares of the relevant Fund as capital assets). Provided that you satisfy the applicable holding period and other requirements with respect to your shares of a Fund, distributions of a Fund’s “qualified dividend income” will be treated as “qualified dividend income” received by you and, if you are an individual or other non-corporate shareholder, will therefore be subject to U.S. federal income tax at the rates applicable to long-term capital gains. Your tax liabilities for such distributions will depend on your particular tax situation.

Your distributions will be reinvested, net of any applicable withholding, in the Fund unless you instruct the Fund otherwise. If your distributions are reinvested in additional shares of a Fund, you will be treated for U.S. federal income tax purposes as receiving the relevant distributions and using them to purchase shares. All distributions of investment company taxable income and net long-term capital gains, whether received in cash or reinvested, must be reported on your U.S. federal income tax return.

Annual year-end distribution estimates, if any, are expected to be available beginning in October or November of each year, and may be updated from time to time, on the Baron Funds website at BaronCapitalGroup.com. A distribution will be treated as paid during a calendar year if it is declared by the Fund in October, November or December of the year to holders of record in such a month and paid by January 31 of the following year. Distributions paid in January will be taxable to you as if received on December 31 of such prior year, rather than in the year in which the distributions are actually received.

Dividends, interest and other income or gains received by a Fund may give rise to withholding and other taxes imposed by foreign countries. In general, each Fund may deduct these taxes in computing its taxable income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from taxable dispositions of shares of a Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

If you buy shares of a Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”

A Fund must withhold 24% of your dividends and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

Taxability of the Sale of Shares

You will recognize a taxable gain or loss, if any, if you sell your shares. You will generally be subject to taxation based on the difference between your adjusted tax basis in your shares that are sold and the value of the cash or other property you receive in payment therefor.

Any gain or loss arising from the sale of shares will be treated as capital gain or loss if the shares are capital assets in your hands and will generally be long-term capital gain or loss if your holding period for your shares is more than one year and short-term capital gain or loss if it is one year or less. Currently, long-term capital gains recognized by individuals and other non-corporate shareholders on a sale of shares generally are taxed at a maximum rate of 20%. Any loss realized on a sale will be disallowed to the extent the shares you dispose of are replaced (including pursuant to a dividend reinvestment in shares) with substantially identical shares within a period beginning 30 days before and ending 30 days after the disposition of your shares. In such a case, your tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Any loss arising from the sale of shares for which you have a holding period of six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends you received with respect to such shares.

Tax Basis Information

Reporting to you and the Internal Revenue Service (the “IRS”) is required annually on Form 1099-B with respect to the adjusted tax basis and holding period of your shares and your gain or loss when shares of the Fund are sold or redeemed. You should contact you financial intermediary with respect to reporting of cost basis and available elections with respect to your account. Please consult your tax advisor with regard to your particular circumstances.

Creations and Redemptions.

A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Fund shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Fund shares (or securities surrendered) have been held for one year or less.

The foregoing is a summary of some of the important U.S. federal income tax considerations affecting the Funds and their shareholders. It is not a complete analysis of all relevant tax considerations, nor is it a complete listing of all potential tax risks involved in purchasing or holding shares of the Funds. You should consult your own tax adviser regarding specific questions of federal, state, local or foreign tax law.

Premium/Discount Information

Information regarding how often the closing trading price of the shares of each Fund was above (i.e., at a premium) or below (i.e., at a discount) the NAV of the shares of the Fund for the most recently completed calendar year and the most recently completed calendar quarter(s) since that year (or the life of the Fund, if shorter) can be found at www.BaronCapitalGroup.com.

Continuous Offering Information

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the listing exchange is satisfied by the fact that the prospectus is available at the listing exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

APPENDIX B

COMPARISON OF GOVERNING INSTRUMENTS

The following is a summary of certain important differences between the organizational documents governing the Acquired Funds and the Acquiring Funds. It is not a complete description of these governing documents. In many instances, shareholders of the Acquired Funds will have the same or similar rights as shareholders of the Acquiring Funds. For more information, shareholders should review the applicable governing documents in their entirety.

•

Each of Baron FinTech Fund and Baron Technology Fund is a series of Baron Select Funds (“Acquired Fund Trust”), which is a Delaware statutory trust that is governed both by the Delaware Statutory Trust Act and Acquired Fund Trust’s Declaration of Trust.

•

Each of Baron Financials ETF and Baron Technology ETF is a series of Baron ETF Trust (“Acquiring Fund Trust”), which is a Delaware statutory trust that is governed both by the Delaware Statutory Trust Act and Acquiring Fund Trust’s Declaration of Trust.

	Acquired Fund Trust	Acquiring Fund Trust
Shareholder Meetings

The Acquired Fund Trust may, but shall not be required to, hold annual meetings of the Shareholders of any or all of the Class or Series. An annual or special meeting of Shareholders may be called at any time only by the Trustees; provided, however, that if May 31 of any year shall have passed and the Trustees shall not have called an annual meeting of Shareholders for such year, the Trustees shall call a meeting for the purpose of voting on the removal of one or more Trustees or the termination of any investment advisory agreement, upon written request of holders of Shares of the Acquired Fund Trust or a Series having in the aggregate not less than a majority of the votes of the outstanding Shares of the Acquired Fund Trust entitled to vote on the matter or matters in question, such request specifying the purpose or purposes for which such meeting is to be called. Any meeting of Shareholders shall be held within or without the State of Delaware on such day and at such time as the Trustees shall designate.

There shall be no annual meetings of Shareholders for the election of Trustees or the transaction of any other business except as required by the 1940 Act or other applicable federal law, or as otherwise determined by the Trustees, in their sole discretion. In the event any annual meeting of Shareholders is to be held, it shall be held at the principal executive office of the Acquiring Fund Trust or as otherwise determined by the Board of Trustees or the president, vice president, treasurer or secretary of the Acquiring Fund Trust, including that such meeting may be held by remote communication, as provided in Section 2.13 of the Acquiring Fund Trust’s By-laws.

Special meetings of Shareholders shall be held as provided the Acquiring Fund Trust’s By-laws or in the Acquiring Fund Trust’s Declaration of Trust, as required by the 1940 Act or other applicable federal law, or as otherwise determined by the Board of Trustees, in their sole discretion. Special meetings of Shareholders shall be held at the principal executive office of the Acquiring Fund Trust or as otherwise determined by the Board of Trustees or the president, vice president, treasurer or secretary of the Acquiring Fund Trust, including that such meetings may be held by remote communication, as provided in Section 2.13 of the Acquiring Fund Trust’s By-laws. Except as required by federal law, including the 1940 Act, Shareholders shall not be entitled to call, or to have the secretary call, special meetings of the Shareholders. To the extent required by federal law, including the 1940 Act, special meetings of the Shareholders shall be called by the secretary upon the request of the Shareholders owning Shares representing at least the percentage of the total combined votes of all Shares of the Acquiring Fund Trust issued and outstanding required by federal law, including the 1940 Act, provided that (a) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (b) the Shareholders requesting such meeting shall have paid to the Acquiring Fund Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the secretary shall determine and specify to such Shareholders.

Voting Rights

Each full Share shall be entitled to one vote and each fractional Share shall be entitled to a vote equal to its fraction of a full Share. When any Share is held jointly by several Persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share.

Any matter required to be submitted for approval of any of the Shares and affecting more than one Series or Class shall require approval by the required vote of Shares of the affected Series or Classes voting together as a single Series or Class and, if such matter affects one or more Series or Class thereof differently from one or more other Series or Class, approval, to the extent provided by applicable law, the Acquired Fund Trust’s Declaration of Trust or resolution of the Trustees, by the required vote of Shares of each such Series or Class voting as a separate Series or Class shall be required in order to be approved with respect to such Series or Class; provided, however, that except to the extent required by the 1940 Act, there shall be no separate class votes on the election or removal of Trustees or the selection of auditors for the Acquired Fund Trust and its Series. Shareholders of a particular Series shall not be entitled to vote on any matter that affects the rights or interests of only one or more other Series. There shall be no cumulative voting in the election or removal of Trustees.

Notwithstanding any other provision of the Acquiring Fund Trust’s By-laws, on any matters submitted to a vote of the Shareholders, all Shares of the Acquiring Fund Trust then entitled to vote shall be voted in aggregate, except: (a) when required by the 1940 Act, Shares shall be voted by individual Series or Class; (b) when the matter involves any action that the Trustees have determined will affect only the interests of one or more Series, then only Shareholders of such Series shall be entitled to vote thereon; and (c) when the matter involves any action that the Trustees have determined will affect only the interests of one or more Classes, then only the Shareholders of such Class or Classes shall be entitled to vote thereon. As determined by the Trustees without the vote or consent of Shareholders, on any matter submitted to a vote of Shareholders, either (i) each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote or (ii) each dollar of net asset value of the Shares, in each case determined at the close of business on the record date or such other time as may be determined by the Board of Trustees, shall be entitled to one vote on any matter on which such Shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Without limiting the power of the Trustees in any way to designate otherwise in accordance with the preceding sentence, the Board of Trustees hereby establish that, in the absence of any designation to the contrary, each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. Until Shares of a Series or Class are issued, as to that Series or Class the Trustees may exercise all rights of Shareholders and may take any action required or permitted to be taken by Shareholders by law, the Acquiring Fund Trust’s Declaration of Trust or the Acquiring Fund Trust’s By-laws.

Quorum

The holders of one-third of the outstanding Shares of the Acquired Fund Trust on the record date present in person or by proxy shall constitute a quorum at any meeting of the Shareholders for purposes of conducting business on which a vote of all Shareholders of the Acquired Fund Trust is being taken. The holders of one-third of the outstanding Shares of the affected Series or Classes on the record date present in person or by proxy shall constitute a quorum at any meeting of the Shareholders for purposes of conducting business on which a vote of Shareholders of such Series or Classes is being taken. Shares underlying a proxy as to which a broker or other intermediary states its absence of authority or lack of instruction to vote with respect to one or more matters or fails to abstain or vote on or against one or more matters shall be treated as present for purposes of establishing a quorum or proportion of shares voted for taking action on any such matter only to the extent so determined by the Trustees at or prior to the meeting of Shareholders at which such matter is to be considered.

Except when a larger quorum is required by federal law, including the 1940 Act, the presence in person or by proxy of Shareholders owning Shares representing thirty-three and one-third percent (33 1/3%) or more of the total combined votes of all Shares of each Series or Class, or of the Acquiring Fund Trust, as applicable, entitled to vote shall be a quorum for the transaction of business at a Shareholders’ meeting with respect to such Series or Class or with respect to the entire Trust, respectively.

Required Vote

Subject to any provision of applicable law, the Acquired Fund Trust’s Declaration of Trust or a resolution of the Trustees specifying or requiring a greater or lesser vote requirement for the transaction of any matter of business at any meeting of Shareholders, (i) the affirmative vote of a plurality of the Shares entitled to vote for the election of any Trustee or Trustees shall be the act of such Shareholders with respect to the election of such Trustee or Trustees, (ii) the affirmative vote of a majority of the Shares present in person or represented by proxy on any other matter and entitled to vote on such matter shall be the act of the Shareholders with respect to such matter, and (iii) where a separate vote of any Series or Class is required on any matter, the affirmative vote of a majority of the Shares of such Series or Class present in person or represented by proxy on such matter and entitled to vote on such matter shall be the act of the Shareholders of such Series or Class with respect to such matter.

At all meetings of the Shareholders, a quorum being present, the Trustees shall be elected by a vote of a plurality of the votes cast by Shareholders present in person or by proxy and all other matters shall be decided by a majority of the votes cast by Shareholders present in person or by proxy; provided, that if the Acquiring Fund Trust’s Declaration of Trust, the Acquiring Fund Trust’s By-laws or applicable federal law permits or requires that Shares be voted on any matter by an individual Series or Class, then a majority of the votes cast by the Shareholders of that Series or Class present in person or by proxy shall decide that matter insofar as that Series or Class is concerned; provided, further, that if the matter to be voted on is one for which by express provision of the 1940 Act, a different vote is required, then in such case such express provision shall control the decision of such matter. There shall be no cumulative voting for Trustees. Subject to the provisions of Section 6.2(e) of the Acquiring Fund Trust’s Declaration of Trust, only Shareholders of record shall be entitled to vote.

Shareholder Liability

No Shareholder of the Acquired Fund Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Series Property or the acts, obligations or affairs of the Acquired Fund Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware.

Neither the Acquiring Fund Trust nor the Trustees, nor any officer, employee or agent of the Acquiring Fund Trust shall have any power to bind personally any Shareholder, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

Trustee Removal

Any Trustee may be removed (provided the aggregate number of Trustees after such removal shall not be less than the minimum number required by Section 2.1 of the Acquired Fund Trust’s Declaration of Trust) for cause at any time by written instrument, signed by two-thirds of the remaining Trustees, specifying the date when such removal shall become effective. Any Trustee may be removed (provided the aggregate number of Trustees after such removal shall not be less than three) without cause at any time by a written instrument, signed or adopted by two-thirds of the remaining Trustees or by vote of Shares having not less than two-thirds of the aggregate number of Shares entitled to vote in the election of such Trustee, specifying the date when such removal shall become effective.

Any Trustee may be removed with or without cause at any time by a written instrument signed by at least a majority of the then Trustees or at a meeting by action of at least a majority of the then Trustees, in either case, specifying the effective date of removal; any Trustee may be removed at any meeting of the Shareholders by a vote of at least two-thirds of outstanding Shares. Shareholders shall not be entitled to elect Trustees except as required by the 1940 Act.

Amendments to Declaration of Trust

Except as specifically provided in the Acquired Fund Trust’s Declaration of Trust, the Trustees may, without shareholder vote, restate, Subject to the below provision, the Acquired Fund Trust’s Declaration of Trust may be amended in any respect by the affirmative vote or approval in writing of two-thirds of the Trustees and without any vote of the Shareholders of the Acquired Fund Trust or any Series or Class except as may be required by the 1940 Act.

Nothing contained in the Acquired Fund Trust’s Declaration of Trust shall permit the amendment of the Acquired Fund Trust’s Declaration of Trust to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and

The Acquiring Fund Trust’s Declaration of Trust may be restated and/or amended at any time by (i) an instrument in writing signed by a majority of the Trustees then holding office or (ii) adoption by a majority of the Trustees then holding office of a resolution specifying the restatement and/or amendment. Any such restatement and/or amendment hereto shall be effective immediately upon such execution or adoption unless a later date is specified in such instrument or resolution. No vote or consent of any Shareholder shall be required for any amendment to the Acquiring Fund Trust’s Declaration of Trust except (i) as determined by the Trustees in their sole discretion or (ii) as required by federal law, including the 1940 Act, but only to the extent so required. Any officer of the Acquiring Fund agents of the Acquired Fund Trust or to permit assessments upon Shareholders. Expenses of the Acquired Fund Trust charged directly to Shareholders pursuant to Section 3.8 the Acquired Fund Trust’s Declaration of Trustor fees or sales charges payable upon or in connection with redemptions of Shares pursuant to Section 7.1 hereof shall not constitute “assessments” for purposes of Section 8.3(b) the Acquired Fund Trust’s Declaration of Trust.

An amendment duly adopted by the requisite approval of the Board of Trustees and, if required, Shareholders as aforesaid, shall become effective at the time of such adoption or at such other time as may be designated by the Board of Trustees or Shareholders, as the case may be. A certification signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Trustees and, if required, Shareholders as aforesaid, or a copy of the Acquired Fund Trust’s Declaration of Trust, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Acquired Fund Trust or at such other time designated by the Board.

Trust is authorized from time to time to restate the Acquiring Fund Trust’s Declaration of Trust into a single instrument to reflect all amendments hereto made in accordance with the terms hereof. The Certificate of Trust may be restated and/or amended by any Trustee as necessary or desirable to reflect any change in the information set forth therein, and any such restatement and/or amendment shall be effective immediately upon filing with the Office of the Secretary of the State of Delaware or upon such future date as may be stated therein. Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance provided by Article VII of the Acquiring Fund Trust’s Declaration of Trust with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification and advancement referenced in Article VII of the Acquiring Fund Trust’s Declaration of Trust with respect to any actions or omissions of Persons covered thereby prior to such amendment.

Dissolution

The Acquired Fund Trust or any Series may be dissolved by the affirmative vote of a majority of the Trustees, and without any vote of the Shareholders thereof except as may be required by the 1940 Act.

The Acquiring Fund Trust may be dissolved at any time by the Trustees (without Shareholder approval). Any Series of Shares may be dissolved at any time by the Trustees (without Shareholder approval). Any Class may be terminated at any time by the Trustees (without Shareholder approval). Any action to dissolve the Acquiring Fund Trust shall be deemed to also be an action to dissolve each Series, and to terminate each Class.

EXHIBIT 1

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Plan”) is made as of [ ], 2025 by and between Baron Select Funds, a Delaware statutory trust (the “Acquired Fund Trust”), on behalf of its series, [Baron FinTech Fund] / [Baron Technology Fund] (the “Acquired Fund”), and Baron ETF Trust, a Delaware statutory trust (the “Trust”), on behalf of its series, [Baron Financials ETF] / [Baron Technology ETF] (the “Acquiring Fund”) and, with respect to paragraph 10.2 of this Plan, BAMCO, Inc. (“BAMCO”).

This agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization and liquidation will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) equal in aggregate net asset value to the outstanding shares of the Acquired Fund (“Acquired Fund Shares”), the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares and/or cash to the applicable shareholders of the Acquired Fund (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund, as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Plan. The Acquiring Fund is, and will be immediately prior to the date of the closing (the “Closing Date”) (defined in paragraph 3.1), a shell series, without assets or liabilities, created for the purpose of acquiring the assets and liabilities of the Acquired Fund.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series of an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of Baron Select Funds (the “Acquired Fund Board”) has determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interest of the existing Acquired Fund Shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of Baron ETF Trust (the “Acquiring Fund Board”) has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund; and

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. Transfer of Assets of the Acquired Fund to the Acquiring Fund in Exchange for Acquiring Fund Shares, the Assumption of all of the Acquired Fund’s Liabilities and the Liquidation of the Acquired Fund.

1.1. Subject to the requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor:

(a)

to deliver to the Acquired Fund a number of full Acquiring Fund Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Acquired Fund Shares on such date, less:

(i)	the value of cash to be distributed to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares;

(ii)

the value of cash to be distributed to Acquired Fund Shareholders who do not hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares (“Cash-Out Shareholders”), who shall not receive a distribution of such Acquiring Fund Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Acquired Fund Shares; and

(iii)	the value of the liabilities of the Acquired Fund attributable to those Acquired Fund Shares as of the time and date set forth in paragraph 3.1;

with the number of full Acquiring Fund Shares to be delivered determined by dividing the value of such Acquired Fund’s net assets (computed in the manner and as of the time and date set forth in paragraph 2.1), except for the sum of the values in subparagraph (a)(i)-(iv) of this paragraph 1.1, by the net asset value of one Acquiring Fund Share (as computed in the manner and as of the time and date set forth in paragraph 2.2); and

(b)	to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date.

1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (collectively, “Assets”).

1.3. The Acquired Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date as defined in paragraph 2.1 (collectively, “Liabilities”). The Acquired Fund may declare and pay to its Acquired Fund Shareholders one or more dividends and/or other distributions on or as soon as practicable prior to the Closing Date so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current and prior taxable year through the Closing Date.

1.4. Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will (a) distribute to the Acquired Fund Shareholders of record (other than Cash-Out Shareholders) as of the Closing Date, as defined in paragraph 3.1, on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund Trust, on behalf of the Acquired Fund, pursuant to paragraph 1.1, (b) distribute cash, as provided in paragraph 1.1 in lieu of fractional Acquiring Fund Shares and to the Cash-Out Shareholders, and (c) completely liquidate. The aggregate net asset value of Acquiring Fund Shares to be credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by Acquired Fund Shareholders on the Closing Date less: (i) the value of cash to be distributed to Acquired Fund Shareholders in lieu of fractional Acquiring Fund Shares; and (ii) the value of cash to be distributed to Cash-Out Shareholders, who shall not receive a distribution of Acquiring Fund Shares and in lieu thereof shall receive a distribution of cash equal to the net asset value of their Acquired Fund Shares. All issued and outstanding Acquired Fund Shares will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.5. The Acquiring Fund Shares will be issued in the manner that complies with the Acquiring Fund Trust’s Amended and Restated Declaration of Trust.

1.6. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, or other documents with the U.S. Securities and Exchange Commission (“SEC”), any state securities commission, or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date.

1.7. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing tax returns, or other documents with any federal, state or local tax authorities with respect to the tax year ending on or before the Closing Date, is and shall remain the responsibility of the Acquired Fund.

2. Valuation

2.1. The value of the Assets shall be the value of such Assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date, or such other time as agreed to in writing by each of the Acquired Fund and Acquiring Fund (collectively, the “Funds”) (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund and valuation procedures established by the Acquired Fund Board.

2.2. The aggregate net asset value of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquired Fund’s then-current prospectus and statement of additional information and valuation procedures established by the Acquiring Fund Board.

2.3. The number of the Acquiring Fund Shares to be issued in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the Acquired Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value per share of the Acquiring Fund Shares, determined in accordance with paragraph 2.2. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares.

2.4. All computations of value shall be made by State Street Bank and Trust Company (“State Street”), in its capacity as administrator for the Acquired Fund.

3. Closing and Closing Date

3.1. The Closing Date shall be on or about December 12, 2025 or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Plan (the “Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. Eastern time. The Closing shall be held at the offices of BAMCO or at such other time and/or place, including by virtual means, as the parties may agree. Without limiting the generality of the foregoing, and subject thereto, at the Closing, except as otherwise provided herein, all the Assets, rights, privileges, powers and franchises of the Acquired Fund shall vest in the Acquiring Fund, and all Liabilities, restrictions, disabilities and duties of the Acquired Fund shall become the Liabilities, obligations, restrictions, disabilities and duties of the Acquiring Fund.

3.2. The Acquired Fund shall direct State Street, as custodian for the Acquired Fund (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that the Assets have been delivered in proper form to the Acquiring Fund. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the Assets of the Acquiring Fund, which Custodian also serves as the custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the Assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with customary practices of the Custodian and the requirements of Section 17(f) and the rules thereunder, the Acquired Fund’s Assets. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date. To the extent that any Assets of the Acquired Fund, for any reason, are not transferable at the Closing, the Acquired Fund shall cause such Assets of the Acquired Fund to be transferred to the Acquiring Fund’s account with State Street at the earliest practicable date thereafter.

3.3. The Acquired Fund shall direct SS&C GIDS, Inc., as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Closing Date a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund on the Closing Date, or provide other evidence satisfactory to the Acquired Fund as of the Closing Date that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund. At the Closing, each of the Acquired Fund and the Acquiring Fund shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Acquired Fund Board with respect to the Acquired Fund and Acquiring Fund Board with respect to the Acquiring Fund), the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. Representations and Warranties

4.1. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer, the Acquired Fund Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund, as follows:

(a)

The Acquired Fund is a series of the Acquired Fund Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Amended and Restated Declaration of Trust and By-Laws to own all of its properties and Assets and to carry on its business as it is now being conducted;

(b)

The Acquired Fund Trust is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), have not been revoked or rescinded and are in full force and effect;

(c)

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except the approvals specifically contemplated by this Plan and such as have been obtained under the 1933 Act, the Securities

Exchange Act of 1934, as amended (“1934 Act”), and the 1940 Act, and such as may be required by state securities laws and the listing exchange of the Acquiring Fund (the “Listing Exchange”);

(d)

The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the Closing Date conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)

On the Closing Date, the Acquired Fund Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f)

The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Acquired Fund Trust’s Amended and Restated Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)

All material contracts or other commitments of the Acquired Fund (other than this Plan and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)

Except as otherwise disclosed in writing to and accepted by the Acquiring Fund Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund Trust, on behalf of the Acquired Fund, or any of its Assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated;

(i)

The Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, and Schedule of Investments of the Acquired Fund dated December 31, 2024 have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent Liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)

Since December 31, 2024, there has not been any material adverse change in the Acquired Fund’s financial condition, Assets, Liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s Liabilities, or the redemption of the Acquired Fund Shares shall not constitute a material adverse change;

(k)

On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)

For each taxable year of its operation (including, with respect to the taxable year that includes the Closing Date, the portion of such taxable year up to the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under section 852 of the Code, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain (as defined in the Code) for all periods ending on or before the Closing Date;

(m)

All issued and outstanding Shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding and, subject to the qualifications set forth in the Acquired Fund Trust’s Amended and Restated Declaration of Trust, fully paid and non-assessable by the Acquired Fund Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding Shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

(n)

The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Acquired Fund Board, on behalf of the Acquired Fund, and this Plan will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)

The information to be furnished by the Acquired Fund for use in registration statements, information statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto; and

(p)

Insofar as it relates to the Acquired Fund, the Registration Statement on Form N-14 (“Registration Statement”) will, from the effective date of the Registration Statement through the Closing Date, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.2. Except as has been fully disclosed to the Acquired Fund in a written instrument executed by an officer of the Acquiring Fund Trust, the Acquiring Fund Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund, as follows:

(a)

The Acquiring Fund is a series of the Acquiring Fund Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Amended and Restated Declaration of Trust and By-Laws to own all of its properties and Assets and to carry on its business as it is now being conducted;

(b)

The Acquiring Fund Trust is a registered investment company classified as a management company of the open-end type, and its registration with the SEC as an investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act have not been revoked or rescinded and are in full force and effect;

(c)

No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required by state securities laws and the Listing Exchange;

(d)

The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the Closing Date conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)

On the Closing Date, the Acquiring Fund Trust, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s Assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f)

The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of the Acquiring Fund Trust’s Amended and Restated Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

(g)

Except as otherwise disclosed in writing to and accepted by the Acquired Fund Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s Assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;

(h)

All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding and, subject to the qualifications set forth in the Acquiring Fund Trust’s Amended and Restated Declaration of Trust, fully paid and non-assessable by the Acquiring Fund Trust and will have been offered in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(i)

The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Acquiring Fund Board, on behalf of the Acquiring Fund, and this Plan will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(j)

The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and, subject to the qualifications set forth in the Acquiring Fund Trust’s Amended and Restated Declaration of Trust, will be fully paid and non-assessable by the Acquiring Fund;

(k)

The Acquiring Fund has not yet filed its first federal income tax return and thus has not yet elected to be treated as a regulated investment company under Subchapter M of the Code. However, upon filing its first federal income tax return under section 852 of the Code following the completion of its first taxable year, the Acquiring Fund will elect to be treated as a regulated investment company and, from the beginning of its first taxable year, will take all steps necessary to ensure that it qualifies and will be treated as a regulated investment company under Subchapter M of the Code.

(l)

The information to be furnished by the Acquiring Fund for use in the registration statements, proxy statements and other documents that may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto; and

(m)

Insofar as it relates to the Acquiring Fund, the Registration Statement will, from the effective date of the Registration Statement through the Closing Date, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (m) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5. Covenants of the Acquiring Fund and the Acquired Fund.

5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. The Acquiring Fund is not currently operational.

5.2. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.3. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4. Subject to the provisions of this Plan, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.5. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its Acquired Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing and/or cash.

5.6. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

5.7. The Acquired Fund Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund Trust’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Acquiring Fund Trust’s, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Plan.

5.8. The Acquired Fund Trust will prepare the Registration Statement in compliance with the 1933 Act, the 1934 Act and the 1940 Act, which will include the Information Statement/Prospectus to be mailed to Acquired Fund Shareholders.

5.9. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. Conditions Precedent to Obligations of The Acquired Fund.

The obligations of the Acquired Fund Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Acquired Fund Trust’s election, to the performance by the Acquiring Fund Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of the Acquiring Fund Trust, on behalf of the Acquiring Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2. The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund Trust, on behalf of the Acquiring Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as the Acquired Fund Trust shall reasonably request;

6.3. The Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Acquiring Fund Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and cash shall be distributed to Acquired Fund Shareholders in connection with this Reorganization in lieu of fractional Acquiring Fund Shares.

7. Conditions Precedent to Obligations of the Acquiring Fund.

The obligations of the Acquiring Fund Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Acquired Fund Trust’s election, to the performance by the Acquired Fund Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of the Acquired Fund Trust, on behalf of the Acquired Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. The Acquired Fund Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

7.3. The Acquired Fund Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund Trust, on behalf of the Acquired Fund, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as the Acquiring Fund Trust shall reasonably request;

7.4. The Acquired Fund Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by the Acquired Fund Trust, on behalf of the Acquired Fund, on or before the Closing Date;

7.5. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its Acquired Fund Shareholders all of its investment company taxable income and all of its net realized capital gains, if any, for all periods ending prior to the Closing to the extent not otherwise already distributed; and

7.6. The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1. For the avoidance of doubt, the Acquiring Fund shall not issue fractional shares, and cash shall be distributed to Acquired Fund Shareholders in connection with this Reorganization in lieu of fractional Acquiring Fund Shares.

8. Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund.

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Fund Trust, on behalf of the Acquired Fund, or the Acquiring Fund Trust, on behalf of the Acquiring Fund, the other party to this Plan (or in the case of Paragraph 8.1, either party to this Plan) shall, at its option, not be required to consummate the transactions contemplated by this Plan:

8.1. On the Closing Date no action, suit or other proceeding shall be pending or, to either party’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.2. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities, and the Listing Exchange deemed necessary by each party to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the Assets of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.3. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.4. Each of the parties shall have received an opinion of counsel to the parties substantially to the effect that based upon certain facts, assumptions, and representations, and the existing provisions of the Code, Treasury regulations promulgated thereunder, for U.S. federal income tax purposes:

(a)

The acquisition by the Acquiring Fund of all of the properties of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all Liabilities of the Acquired Fund by the Acquiring Fund followed by the distribution of Acquiring Fund Shares and cash in lieu of fractional shares to the Acquired Fund Shareholders in exchange for their Shares in complete liquidation and termination of the Acquired Fund will constitute a tax-free reorganization under section 368(a) of the Code. The Acquiring Fund and Acquired Fund each will be “a party to a reorganization” within the meaning of section 368(b) of the Code.

(b)

Under sections 361 and 357(a) of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of the Assets of the Acquired Fund to the Acquiring Fund in exchange solely for the assumption of all the Acquired Fund’s Liabilities and the Acquiring Fund Shares, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in section 1256(b) of the Code or stock in a passive foreign investment company, as defined in section 1297(a) of the Code.

(c)	The Acquired Fund will not recognize gain or loss upon the distribution to the Acquired Fund Shareholders of the Acquiring Fund Shares received by the Acquired Fund in the Reorganization.

(d)

The Acquiring Fund will recognize no gain or loss upon receiving the Assets of the Acquired Fund in exchange solely for the assumption of all Liabilities of the Acquired Fund and the issuance of the Acquiring Fund Shares.

(e)

The Acquired Fund Shareholders will recognize no gain or loss upon receiving Acquiring Fund Shares solely in exchange for their Shares (except with respect to cash received in lieu of fractional shares).

(f)

The aggregate basis of the Acquiring Fund Shares received by the Acquired Fund Shareholder in the Reorganization will be the same as the aggregate basis of the Acquired Fund Shares exchanged in the Reorganization (reduced by any amount of tax basis allocable to fractional shares for which cash is received).

(g)

An Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received by the Acquired Fund Shareholder in the Reorganization will include the holding period during which the Acquired Fund Shareholder held Shares of the Acquired Fund surrendered in exchange therefor, provided that the Acquired Fund Shareholder held the shares as a capital asset on the date of Reorganization.

(h)	The tax basis of the Assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Acquired Fund immediately prior to the Reorganization;

(i)	The holding period of the Assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those Assets were held by the Acquired Fund; and

(j)	The Acquired Fund’s tax attributes enumerated in section 381(c) of the Code will be taken into account by the Acquiring Fund without limitation.

For avoidance of doubt, Acquired Fund Shareholders for this purpose refers to shareholders of the Acquired Fund who hold Acquired Fund Shares through a brokerage account that can accept Acquiring Fund Shares and does not include Cash-Out Shareholders.

The delivery of such opinion is conditioned upon receipt by counsel to the parties of representations it shall request of the parties. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this paragraph 8.4.

9. Indemnification

9.1. The Acquiring Fund Trust, on behalf of the Acquiring Fund and solely out of the Acquiring Fund’s Assets, agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, Liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

9.2. The Acquired Fund Trust, on behalf of the Acquired Fund and solely out of the Acquired Fund’s Assets, agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, Liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Plan.

10. Brokerage Fees and Expenses

10.1. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein, other than any brokerage fees and expenses incurred in connection with the Reorganization.

10.2. The expenses relating to the proposed Reorganization will be borne by BAMCO (except brokerage costs, trading taxes and other transaction costs associated with portfolio adjustments). The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation, printing and distributing the Registration Statement, legal fees, accounting fees, securities registration fees and brokerage costs, trading taxes and other transaction costs associated with portfolio adjustments. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of section 851 of the Code.

11. Entire Agreement; Survival of Warranties

11.1. Each party to this agreement agrees that it has not made any representation, warranty or covenant, not set forth herein, and that this Plan constitutes the entire agreement between the parties.

11.2. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

12. Termination

This Plan may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Acquiring Fund Board or the Acquired Fund Board at any time prior to the Closing Date, if circumstances should develop that, in the opinion of either Board, make proceeding with the Plan inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively.

13. Amendments

This Plan may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquiring Fund Trust and the Acquired Fund Trust, on behalf of the Funds.

14. Notices

Any notice, report, statement or demand required or permitted by any provisions of this Plan shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Funds, 767 Fifth Avenue, New York, NY 10153, in each case with a copy to Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, Attn: Allison M. Fumai, Esq.

15. Headings; Governing Law; Assignment; Limitation of Liability

15.1. The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

15.2. This Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

15.3. This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan. Except as expressly provided otherwise in this Plan, the parties hereto will bear the expenses relating to the Reorganization as set forth in Section 10.2 as mutually agreed upon.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the date above first written.

BARON ETF TRUST On behalf of the Acquiring Fund	BARON SELECT FUNDS On behalf of the Acquired Fund

By:	By:
Name: Ronald Baron	Name: Ronald Baron
Title: Chief Executive Officer	Title: Chief Executive Officer

BAMCO, Inc. agrees to the provisions set forth in Sections 10.2 and 15.3 of this Plan.

BAMCO,	INC.

By:
Name:
Title:

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer of sale is not permitted.

Subject to Completion

August 29, 2025

PART B

BARON FINANCIALS ETF

BARON TECHNOLOGY ETF

EACH A SERIES OF

BARON ETF TRUST

767 FIFTH AVENUE

NEW YORK, NY 10153

(800) 99BARON

212-583-2100

STATEMENT OF ADDITIONAL INFORMATION

FORM N-14

[September 28], 2025

This Statement of Additional Information (the “SAI”) relates to the reorganization of each Acquired Fund, each a series of Baron Select Funds, into the corresponding Acquiring Fund, each a series of Baron ETF Trust identified below (the “Reorganization”):

Acquired Fund	Corresponding Acquiring Fund
Baron FinTech Fund	Baron Financials ETF
Baron Technology Fund	Baron Technology ETF

This SAI contains information that may be of interest to shareholders, but which is not included in the Information Statement/Prospectus dated [September 28], 2025 (the “Information Statement/Prospectus”). This SAI is not a prospectus and should be read in conjunction with the Information Statement/Prospectus. A copy of the Information Statement/Prospectus is available upon request and without charge by writing to Baron Select Funds at 767 Fifth Avenue, New York, NY 10153, by calling 1-800-99BARON (1-800-992-2766) or by logging on to www.BaronCapitalGroup.com.

This SAI consists of this cover page and the following described documents, each of which is incorporated herein by reference; the supplemental financial information; and the Statement of Additional Information that follows:

(i)	the Information Statement/Prospectus dated [September 28], 2025;

(ii)	the Prospectus for the Acquired Funds dated April 30, 2025, as supplemented (File Nos. 333-103025 and 811-21296; Accession No. 0001193125-25-106978);

(iii)	the Statement of Additional Information for the Acquired Funds dated April 30, 2025, as supplemented (File Nos. 333-103025 and 811-21296; Accession No. 0001193125-25-106978);

(iv)

the audited financial statements included in the filing on Form N-CSR of the Acquired Funds for the fiscal year ended December 31, 2024 (File No.: 811-21296; Accession No. 0001193125-25-048130), which was previously filed via EDGAR.

(v)

the unaudited financial statements included in the filing on Form N-CSR of the Acquired Funds for the fiscal period ended June 30, 2025 (File No.: 811-21296; Accession No. 0001193125-25-190909), which was previously filed via EDGAR.

Because each Acquiring Fund was newly created for the purpose of its respective Reorganization, the Acquiring Funds have not published annual or semi-annual shareholder reports or filings on Form N-CSR. Each Acquiring Fund is a newly-created shell series of Baron ETF Trust with no assets or liabilities that will commence operations upon consummation of the respective Reorganization and continue the operations of the corresponding Acquired Fund. Each Acquired Fund shall be the accounting and performance survivor in its respective Reorganization, and each Acquiring Fund, as the corporate survivor in the Reorganization, shall adopt the accounting and performance history of the corresponding Acquired Fund.

SUPPLEMENTAL FINANCIAL INFORMATION (UNAUDITED)

Tables showing the fees and expenses of each Acquiring Fund and its corresponding Acquired Fund are included under “How do the Funds’ fees and operating expenses compare, and what are the Acquiring Funds’ fees and operating expenses estimated to be following the Reorganizations?” in the Information Statement/Prospectus.

Each Acquiring Fund will have an identical investment objective, identical fundamental investment policies and substantially similar investment strategies as its corresponding Acquired Fund. The Reorganizations will therefore not result in a material change to the Acquired Funds’ investment portfolio due to the investment restrictions of the respective Acquiring Fund. In particular, each security held by each Acquired Fund is eligible to be held by its corresponding Acquiring Fund. As a result, a schedule of investments of each Acquired Fund modified to show the effects of each Reorganization is not required and is not included. Notwithstanding the foregoing, changes may be made to each Acquired Fund’s portfolio in advance of its Reorganization and/or an Acquiring Fund’s portfolio following the Reorganization. There are no material differences in the accounting policies of each Acquired Fund as compared to its corresponding Acquiring Fund.

The value of each Acquired Fund’s assets shall be the value of such assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the closing date of the Reorganizations, or such other time as agreed to in writing by each Acquired Fund and its corresponding Acquiring Fund, using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to each Acquired Fund and valuation procedures established by the Acquired Fund Board.

BARON ETF TRUST

Baron Financials ETF

BCFN

Baron Technology ETF

BCTK

767 Fifth Avenue

New York, NY 10153

(800) 99Baron

212-583-2100

Statement of Additional Information

dated [September 28], 2025

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the Information Statement/Prospectus, dated [September 28], 2025 (the “Prospectus”), which may be obtained without charge by writing or calling the Funds at the address or telephone number above or by visiting www.BaronCapitalGroup.com. The Baron Financials ETF and Baron Technology ETF are expected to be listed for trading on The NASDAQ Stock Market LLC (“NASDAQ” or the “Exchange”) under the ticker symbols BCFN and BCTK, respectively.

It is currently contemplated that prior to their commencement of operations, Baron Financials ETF and Baron Technology ETF will acquire the assets and liabilities of Baron FinTech Fund and Baron Technology Fund, respectively, each, a series of Baron Select Funds (each, a “Predecessor Fund” and, together, the “Predecessor Funds”) in a tax-free reorganization (the “Reorganization”). The audited financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the filing on Form N-CSR for the fiscal year ended December 31, 2024 with respect to the Predecessor Funds, which was filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR on March  6, 2025 (Accession Number: 00011931125-25-048130 ), are incorporated by reference into this SAI. No other portions of the Predecessor Funds’ filing on Form N-CSR are incorporated by reference herein.

No person has been authorized to give any information or to make any representations other than those contained in this SAI or in the Prospectus.

FUND HISTORY

Baron ETF Trust (the “Trust”) is an open-end management investment company organized under the laws of the State of Delaware. There are five series under the Trust: Baron First Principles ETF and Baron Technology ETF, which are non-diversified; and Baron Global Durable Advantage ETF, Baron SMID Cap ETF and Baron Financials ETF, which are diversified.

This Statement of Additional Information is for Baron Financials ETF and Baron Technology ETF (individually, a “Fund,” and collectively, the “Funds”).

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

Investment Strategies and Risks.

The investment goal of Baron Financials ETF and Baron Technology ETF is to seek capital appreciation.

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Baron Financials ETF, under normal circumstances, invests at least 80% of its net assets in equity securities of Financials and Financials-related companies of any market capitalization as defined by BAMCO, Inc. (“BAMCO” or the “Adviser”). ”). Financials and Financials related companies are companies that the Adviser determines own, operate, or have substantial investments in businesses that provide banking, lending, capital markets, financial data analytics, insurance, payments, asset management or wealth management; or develop, use, or rely on innovative technologies or services, in a significant way for banking, lending, capital markets, financial data analytics, insurance, payments, asset management or wealth management.

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Baron Technology ETF, under normal circumstances, invests at least 80% of its net assets in equity securities of U.S. and non-U.S. technology companies of any market capitalization, selected for their durable growth potential from the development, advancement and use of technology, however, investments in non-U.S. securities are limited to 35% of the Fund’s total assets at the time of purchase.

In addition to the investment strategies of the Funds described in each of their respective summary sections and in the Prospectus, the Funds may use the additional strategies described below. These investment strategies are not fundamental policies and may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval upon at least 60 days’ notice. Shareholders will be notified of any material changes. Some of the strategies discussed below are mentioned in the Prospectus, but they are explained in more detail here.

Recent Market and Economic Developments; Geopolitical Events

The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers is not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets, reduced liquidity of many instruments, increased government debt, inflation, and disruptions to supply chains, consumer demand and employee availability, may continue for some time. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets may not work as intended, and have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. In addition, the COVID-19 pandemic, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

Unforeseen geopolitical events, such as Russia’s large-scale invasion of Ukraine in February 2022, have dramatically affected markets and prospects world-wide. The extent and duration of this military action, resulting sanctions and resulting future market disruptions are impossible to predict, but should be expected to be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on Russian entities or individuals could have a severe adverse effect on the region, and on others around the world, including significant negative impacts on the economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Russia has taken retaliatory actions, including preventing repatriation of capital by U.S. and other investors. These and any related events could have significant impact on Fund performance and the value of their investments in a Fund.

In October 2023, Israel declared a state of war against Hamas. Events in Israel and the Middle East region are evolving rapidly and unpredictably. Among other results could be a broader spreading of hostilities beyond the Middle East. While it is not possible to predict the extent and duration of any such conflict, the resulting market disruptions could be significant, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Funds’ performance and the value of an investment in the Funds.

The current market conditions, as well as various social and political tensions in the United States and around the world, including trades disputes and changes in trade regulation, elevated levels of government debt, internal unrest and discord, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and global financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. In addition, the United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and may have adverse impacts on affected companies and securities. The prolonged continuation or further exacerbation of the current U.S. and global economic downturn could adversely impact the Funds. The Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the US economy, the securities markets and issuers held by a Fund. Market volatility, dramatic changes to interest rates, rapidly increasing inflation and/or a return to unfavorable economic conditions may lower a Fund’s performance or impair a Fund’s ability to achieve its investment objective. The Adviser intends to monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Non-U.S. Securities.

Baron Financials ETF and Baron Technology ETF may invest in American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”), European Depository Receipts (“EDRs”) or directly in the securities of non-U.S. issuers, provided that the aggregate amount of such investments does not exceed 35% of a Fund’s respective total assets at the time of purchase.

Brexit.

In June 2016, the United Kingdom (the “UK”) held a referendum resulting in a vote in favor of the exit of the UK from the European Union (the “EU”), known as “Brexit.” On March 29, 2017, the UK triggered the withdrawal procedures in Article 50 of the Treaty of Lisbon which provides for a two-year negotiation period between the EU and the withdrawing member state. Accordingly, it was initially anticipated that the UK would cease to be a member of the EU by the end of March 2019; however, this was subsequently extended to January 31, 2020. Following this date, the UK ceased to be a member of the EU and the EU-UK Withdrawal Agreement came into force, under which EU law still had effect in the UK during a transitional period. This transitional period concluded on December 31, 2020, and the UK left the EU single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the UK and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The full scope and nature of the consequences of the UK’s exit are not known at this time and are unlikely to be known for a significant period of time. The current uncertainty and related future developments could have a negative impact on both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. It is also unknown whether the UK’s exit from the EU will increase the likelihood of other countries also departing the EU. Any additional exits from the EU, or the possibility of such exits, may have a significant impact on European and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth. It is not possible to ascertain the precise impact these events may have on a Fund or its investments from an economic, financial, tax or regulatory perspective but any such impact could have material consequences for the Funds and their investments. Whether or not a Fund invests in securities of issuers located in Europe or has significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investment.

Investing in the Greater China Region.

Investing in the Greater China region, consisting of Hong Kong, the People’s Republic of China and Taiwan, among other locations, involves a high degree of risk and special considerations not typically associated with investing in more established economies or securities markets. Such risks may include: (a) social, economic and political uncertainty (including the risk of armed conflict); (b) the risk of nationalization or expropriation of assets or confiscatory taxation; (c) dependency on exports and the corresponding importance of international trade; (d) increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy, including regulations that may severely affect certain companies or sectors, sometimes adopted with little or no warning; (k) uncertainty regarding the People’s Republic of China’s commitment to economic reforms; (l) the fact that Chinese companies may be smaller, less seasoned and newly-organized companies; (m) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers; (n) the fact that statistical information regarding the economy of the Greater China region may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) less extensive, and still developing, legal systems and regulatory frameworks regarding the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the fact that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapid and erratic nature of growth, particularly in the People’s Republic of China, resulting in inefficiencies and dislocations; (s) economies characterized by over-extension of credit and rising unemployment; (t) the impact of population and demographic trends, including the aging of the Chinese population and the recent reduction in China’s overall population; and (u) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

The People’s Republic of China is dominated by the one-party rule of the Communist Party. Investments in China involve the risk of greater control over the economy, political and legal uncertainties and currency fluctuations or blockage. The government of the People’s Republic of China exercises significant control over economic growth through the allocation of resources, controlling payment of foreign currency denominated obligations, setting monetary policy, and providing preferential treatment to particular industries or companies. For the last few decades, the government of the People’s Republic of China has been reforming economic and market practices and providing a larger sphere for private ownership of property. While currently contributing to growth and prosperity, the government may decide not to continue to support these economic reform programs and could possibly return to the completely centrally planned economy that existed prior to 1978.

As with all transition economies, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. The real estate market in China has been extremely volatile. Additionally, local government debt is high, and the level of that debt may pose a threat to the Chinese economy. Over the long term, China’s aging infrastructure, worsening environmental conditions, rapid and inequitable urbanization, and quickly widening urban and rural income gap, which all carry political and economic implications, are among the country’s major challenges.

China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns.

While the Chinese economy has grown rapidly in past years, China’s growth rate has begun to decline and there is no assurance that past growth rates will be sustainable. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and the securities market. China’s economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers by China or its trading partners, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the securities of Chinese issuers. China’s economy may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S.

Taiwan and Hong Kong do not exercise the same level of control over their economies as does the People’s Republic of China, but changes to their political and economic relationships with the People’s Republic of China could adversely impact investments in Taiwan and Hong Kong. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in the Fund involves risk of a total loss. The potential political reunification of China and Taiwan is a highly problematic issue and could negatively affect Taiwan’s economy and stock market. Hong Kong is closely tied to China, economically and through China’s 1997 acquisition of the country as a Special Autonomous Region. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, China has in recent years curtailed Hong Kong’s autonomy and freedoms, which has led to political unrest and eroded investor and business confidence in Hong Kong.

Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration and religious and nationalist disputes with Tibet and the Xinjiang region. China has a complex territorial dispute regarding the sovereignty of Taiwan that has included threats of invasion; Taiwan- based companies and individuals are significant investors in China. Military conflict between China and Taiwan may severely affect economies and markets and securities of Chinese and Taiwanese issuers and other companies globally. In addition, China has strained international relations with Japan, India and other neighbors due to territorial disputes, historical animosities and other defense concerns. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.

The Greater China region has historically been prone to natural disasters such as earthquakes, droughts, floods and tsunamis and is economically sensitive to environmental events. Any such event could cause a significant impact on the economy of, or investments in, the Greater China region.

The Chinese economy could be adversely affected by supply chain disruptions. The effect of China’s recent relaxation of its “zero-COVID” policy on the Chinese and global supply chains and economies may not be fully known for some time.

In addition, there may be restrictions on investments in Chinese companies. For example, recent Executive Orders signed by the President of the United States prohibit U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. government as “Chinese Military Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or inability to participate in an investment the Subadviser otherwise believes is attractive, the Fund may incur losses. Further, Chinese companies are subject to the risk of de-listing on U.S. exchanges, if the United States Public Company

Accounting Oversight Board (the “PCAOB”) is unable to obtain access to inspect audit firms in China that are PCAOB-registered. While the PCAOB has recently obtained such access, there is no assurance that it will continue. If that access is discontinued, Chinese companies that are listed on U.S. exchanges may be required to de-list, which could materially adversely affect the markets for their securities.

Investing in Chinese Companies through Variable Interest Entities.

The Funds may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). Because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China, certain Chinese companies have used VIEs to facilitate foreign investment without distributing direct ownership of companies based or operated in China. In such cases, the Chinese operating company establishes an offshore company, and the offshore company enters into contractual arrangements with the Chinese company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the Chinese company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of China and are available to non-Chinese investors, such as the Funds. This arrangement allows non-Chinese investors in the offshore company to obtain economic exposure to the Chinese company without direct equity ownership in the Chinese company.

Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. However, the China Securities Regulatory Commission (“CSRC”) released new rules that permit the use of VIE structures, provided they abide by Chinese laws and register with the CSRC. The rules, however, may cause Chinese companies to undergo greater scrutiny and may make the process to create VIEs more difficult and costly. Further, while the rules and implementing guidelines do not prohibit the use of VIE structures, this does not serve as a formal endorsement either. There is a risk that the Chinese government may cease to tolerate VIEs at any time, and any guidance or further rulemaking prohibiting or restricting these structures by the Chinese government, generally or with respect to specific industries, would likely cause impacted VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the Fund’s returns and net asset value. The future of the VIE structure generally and with respect to certain industries remains uncertain. Investments involving a VIE may also pose additional risks because such investments are made through a company whose interests in the underlying Chinese company are established through contract rather than through equity ownership. For example, in the event of a dispute, the offshore company’s contractual claims with respect to the Chinese company may be deemed unenforceable in China, thus limiting (or eliminating) the remedies and rights available to the offshore company and its investors, and a U.S.-listed company may expend substantial resources attempting to enforce the arrangements. Such legal uncertainty may also be exploited against the interests of the offshore company and its investors. Further, the interests of the equity owners of the Chinese company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and directors of the Chinese company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. The VIE structure generally restricts the Funds’ ability to influence the Chinese company through proxy voting and other means and may restrict the ability of an issuer to pay dividends to shareholders from the Chinese company’s earnings. VIE structures also could face delisting or other ramifications for failure to meet the requirements of the Securities and Exchange Commission, the Public Company Accounting Oversight Board, CSRC, or other United States regulators. If these risks materialize, the value of investments in VIEs could be adversely affected and the Funds could incur significant losses with no recourse available.

Securities Lending.

The Funds may lend their portfolio securities to qualified institutions. By lending its portfolio securities, a Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. A Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), which currently provide that (a) the borrower pledges and maintains with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower adds to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is “marked to the market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time and the loaned securities be subject to recall within the normal and customary settlement time for securities transactions and (d) the Fund receives reasonable interest on the loan (which may include the Fund’s investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

A Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 25% of the value of its total assets (including such loans). Loan arrangements made by a Fund will comply with all other applicable regulatory requirements. All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Board.

A Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by its Board. In addition, a Fund shall, through the ability to recall securities prior to any required vote, retain voting rights over the loaned securities.

Illiquid Securities.

The Funds may invest up to 15% of their respective net assets in illiquid securities at the time of purchase. Subsequently, if as a result of changes in the portfolio, illiquid securities exceed 15% of net assets, a Fund may not acquire any additional illiquid securities and Adviser will take such steps as it considers appropriate to reduce the percentage within a reasonable period of time. An illiquid security is one that a Fund reasonably expects to be unable to sell or dispose of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market value of the security. Such investments may include private equity securities, private investments in public equity securities and other restricted securities. To the extent that there is no established market for some of the debt securities in which the Funds may invest, there may be thin or no trading in such securities, and the ability of the Adviser to value accurately such securities may be adversely affected. Further, it may be more difficult for the Funds to sell securities for which no established market exists. During periods of reduced market liquidity, and in the absence of readily available market quotations for securities held in the Funds’ portfolios, the responsibility of the Adviser to value the Funds’ securities becomes more difficult, and the Adviser’s judgment may play a greater role in the valuation of the Funds’ securities due to a reduced availability of reliable data.

To the extent that the Funds purchase illiquid securities or securities that are restricted as to resale, the Funds may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. The Funds may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities.

If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its limit on illiquid instruments. If this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. However, this requirement will not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

Short Sales.

The Funds may sell securities short. The Funds may sell a security that the Funds do not own. In order to do so, the Funds must borrow a security to deliver it to the purchaser and later buy that security in the market and return it to the lender. The Funds may establish short positions in securities that the Adviser believes have limited growth prospects or are over-priced, or in securities of companies the Adviser believes are poorly managed or have highly leveraged balance sheets. The Funds may also establish a short position in a security to hedge exposure to a particular company or to hedge exposure to a certain industry or sector of the market. The Funds may also short market indices to hedge against broad movements in the market. The value of a security sold short could increase and the Funds would have to pay more to buy the security to return to the lender than it received from the purchaser in the short sale. The Funds’ risk of loss in these types of short sales is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. The Funds may also sell a security short that the Funds own or a security equivalent in kind or amount to a security the Funds have a right to obtain (for example, a security convertible into the security sold short or a security that the Adviser believes will be deliverable upon the closing of a transaction). The Funds may also sell securities short when, in the opinion of the Adviser, the position is covered by owning a security that has ownership rights to assets that include all of the assets of the security shorted. If the value of the securities in these types of short sales increases, the Funds lose the opportunity to participate in the gain of the covered positions.

Options Transactions and Swaps.

The Funds may write (sell) put and covered call options and purchase put and call options on equity and/or debt securities. The Funds may also enter into equity swap transactions. All calls sold by the Funds must be “covered” (i.e., a Fund must own the underlying securities) or must meet the asset segregation requirements described below for as long as the call is outstanding. Even though the Funds will receive the option premium to help protect it against loss, a call sold by a Fund exposes the Funds during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold, and a put sold by a Fund exposes the Fund to potential loss in the amount of the difference between the exercise price and the market value of the underlying security.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer, when exercised, the obligation to buy, the underlying security at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller, if exercised, the obligation to sell, the underlying security at the exercise price. An American style put or call option may be exercised at any time during a fixed period, while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Funds may engage in either style of option. The Funds are authorized to engage in transactions with respect to exchange-listed options, over-the-counter options (“OTC options”) and other derivative investments. Exchange-listed options are issued by a regulated financial intermediary, such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but it is also applicable to other financial intermediaries.

Rather than taking or making delivery of the underlying security through the process of exercising the option, listed options are usually closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. The Funds’ ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. The hours of trading for listed options may not coincide with the hours during which the underlying instruments are traded. To the extent that the option markets close before the markets for the underlying instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial intermediaries or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option are negotiated by the parties. The Funds generally expect to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Equity swap transactions are entered into with financial intermediaries through a direct agreement with the Counterparty, generally an ISDA Master Agreement, the specific terms of which are negotiated by the parties. The Funds may use equity swaps, or other derivative instruments, for hedging purposes against potential adverse movements in security prices or for non-hedging purposes such as seeking to enhance return. The Funds may be required to post collateral for such transactions.

There is no central clearing or, unless the parties provide for it, guaranty function in an OTC option or derivative, including certain swaps. As a result, if the Counterparty fails to make or take delivery of the security or other instrument, or fails to make a cash settlement payment due in accordance with the option, the Funds will lose any premium they paid for the option as well as any anticipated benefit of the transaction. The Adviser must assess the creditworthiness of each Counterparty to determine the likelihood that the terms of the OTC option or the derivative will be satisfied. The Funds will engage in OTC option transactions and derivatives only with qualified Counterparties. The staff of the SEC currently takes the position that OTC options purchased by the Funds, and portfolio securities “covering” the amount of the Funds’ obligation pursuant to an OTC option sold by it (the cost of the sell-back plus any in-the-money amount) are illiquid and subject to the Funds’ limitations on investments in illiquid securities, unless the Funds have the legal right to terminate the option on not more than seven days notice and the Counterparty has a high credit quality rating.

Foreign Currency Transactions.

The Funds that are permitted to invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and futures options, and they may engage in foreign currency transactions either on a spot (cash) basis at prevailing currency exchange rates or through forward currency contracts. These Funds may engage in these transactions to hedge, directly or indirectly, against currency fluctuations, for other investment purposes and, with respect to certain Funds, to seek to enhance returns. A Fund may enter into currency transactions only with counterparties that the Adviser deems to be creditworthy. Certain of the foreign currency transactions the Funds may use are described below.

Forward Foreign Exchange Transactions. Certain Funds may enter into forward currency contracts (“forwards”) in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy. Forwards are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a set price on a future date. The market value of a forward fluctuates with changes in foreign currency exchange rates. Forwards are marked to market daily based upon foreign currency exchange rates from an independent pricing service, and the change in value is recorded as unrealized appreciation or depreciation. A Fund will record a realized gain or loss when the forward is closed. Forwards are highly volatile, involve substantial currency risk and may also involve credit and liquidity risks.

Currency Futures. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Fund may engage in transactions in options on currencies either on exchanges or OTC markets. A Fund may write covered call options on up to 100% of the currencies in its portfolio. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

Currency Swaps. In order to protect against currency fluctuations, a Fund may enter into currency swaps. A Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specified currencies. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Limitations on Currency Transactions. A Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to purchase or anticipates purchasing, which are denominated in such currency. Open positions in forward foreign exchange transactions used for non-hedging purposes will be covered by the segregation of liquid assets and are marked to market daily.

Risk Factors in Hedging Foreign Currency. Hedging transactions involving currency instruments involve substantial risks, including correlation risk. While a Fund’s use of currency instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate. Moreover, although currency instruments will be used with the intention of hedging against adverse currency movements, transactions in currency instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur. In connection with its trading in forward foreign currency contracts, a Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared.

Use of Derivatives.

Each Fund is operated by the Adviser in reliance on an exclusion, granted to operators of registered investment companies such as the Funds, from registration as a “commodity pool operator” (“CPO”), with respect to the Fund, under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a CPO under the CEA. The Funds may be limited in their ability to use commodity futures or options thereon, engage in certain swap transactions or make certain other investments (collectively, “commodity interests”) if the Adviser continues to claim the exclusion from the definition of CPO with respect to such Funds. In order for the Adviser to be eligible to continue to claim this exclusion, if a Fund uses commodity interests other than for bona fide hedging purposes (as defined by the Commodity Futures Trading Commission (the “CFTC”)), the aggregate initial margin and premiums required to establish those positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund’s NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. Even if a Fund’s direct use of commodity interests complies with the trading limitations described above, the Fund may have indirect exposure to commodity interests in excess of such limitations. Such exposure may result from the Fund’s investment in other investment vehicles, including investment companies that are not managed by the Adviser or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests (collectively, “underlying investment vehicles”). Because the Adviser may have limited or no information as to the commodity interests in which an underlying investment vehicle invests at any given time, the CFTC has issued temporary no-action relief permitting registered investment companies, such as the Funds, to continue to rely on the exclusion from the definition of CPO. The Adviser, on behalf of the Funds, has filed the required notice to claim this no-action relief. In order to rely on the temporary no-action relief, the Adviser must meet certain conditions and the Funds must otherwise comply with the trading and market limitations described above with respect to their direct investments in commodity interests.

Regulation Regarding Derivatives.

Rule 18f-4 under the 1940 Act governs the use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount will not be subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance.

Special Situations.

The Funds may invest in “special situations.” A special situation arises when, in the opinion of the Adviser, the securities of a company will be recognized and appreciate in value due to a specific anticipated development at that company. Such developments might include a new product, a management change, an acquisition or a technological advancement. The risk of investing in special situations is that the anticipated development does not occur or its impact is not what the Adviser expected.

International Sanctions.

From time to time, certain of the companies in which a Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

Fund Policies.

The Funds have adopted investment restrictions, described below, which are fundamental policies of the Funds and may not be changed without the approval by a majority of the Funds’ shareholders or at least two-thirds of a quorum of a majority of the shareholders. Unless otherwise noted, all percentage restrictions are measured as of the time of the purchase.

The Funds may not:

1.

Issue senior securities or borrow money in excess of amounts permitted by law (which currently requires asset coverage of 300% immediately after such borrowing, subject to exceptions for borrowings of up to 5% for short-term purposes);

2.	Purchase or sell commodities or commodity contracts unless in conformity with regulations of the Commodities Futures Trading Commission;

3.

Purchase or sell oil and gas interests or real estate. Securities issued by companies engaged in the oil, gas or real estate business or secured by oil and gas or real estate are not considered oil or gas interests or real estate for purposes of this restriction;

4.	Underwrite securities of other issuers insofar as the Fund is the seller of such securities;

5.

Make loans, except to the extent that the purchase of debt obligations of any type (including loan participations, repurchase agreements and corporate commercial paper) are considered loans, and except that the Fund may lend portfolio securities in compliance with requirements established from time to time by the SEC;

6.	Mortgage, pledge or hypothecate any of its assets, except in connection with borrowings, loans of portfolio securities or other permitted transactions; or

7.

Invest 25% or more of the value of its total assets in any particular GICS Sub-Industry, except that Baron Financials ETF will invest more than 25% of its total assets in the GICS Sub-Industries within the GICS Financials and/or Information Technology Sectors and the Baron Technology ETF will invest more than 25% of its total assets in the GICS Sub-Industries within the GICS Information Technology Sector. For the purpose of this restriction, the percentage will be measured at the time of purchase.

As a non-fundamental policy, the Funds may not invest more than 15% of their respective net assets in restricted or illiquid securities, including repurchase agreements maturing in more than seven days.

Baron Financials ETF may not purchase the securities of any one issuer other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund’s total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to the 5% and 10% limitations.

Temporary Defensive Position.

The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds’ principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In such circumstances, the Adviser may invest all or a portion of the Funds’ assets in cash or cash equivalents, such as money market instruments, which include U.S. Government securities, certificates of deposit, short-term investment grade corporate bonds and other short term debt instruments, and repurchase agreements. Taking such a temporary defensive position may cause the Funds not to achieve their investment goals.

Portfolio Turnover.

Portfolio turnover rates fluctuate depending on market conditions. Baron FinTech Fund and Baron Technology Fund (each, a “Predecessor Fund”), which operate as mutual funds, will be reorganized into Baron Financials ETF and Baron Technology ETF, respectively. The turnover rates for each Predecessor Fund for the past two years ended December 31 are:

	2024	2023
Baron Financials ETF	11%	16%
Baron Technology ETF	36%	27%

Book Entry Only System.

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

DTC acts as securities depositary for the shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the depositary agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

Creations and Redemptions of Shares

The Trust issues and sells shares of each Fund only in Creation Units, generally in exchange for cash and/or a basket of securities and/or instruments (the “Deposit Securities”) together with a deposit of a specified cash payment (the “Cash Component”), if any, on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Participant Agreement (as defined below), on any Business Day (as defined below).

A transaction fee may be imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants may be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. The Funds may adjust the transaction fee from time to time, and a Fund may waive all or a portion of its applicable transaction fee. An additional charge or a variable charge will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. Specifically, a Fund may charge an additional variable fee for creations and redemptions in cash to offset brokerage and other impact expenses associated with the cash transaction. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Instruments to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the securities received on redemption from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.

In its discretion, the Adviser reserves the right to increase or decrease the number of a Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of a Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to the Funds is each day the New York Stock Exchange, the Exchange and the Trust are open, including any day that a Fund is required to be open under Section 22(e) of the 1940 Act, which excludes weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders from large institutional investors who have entered into agreements with the Funds’ Distributor to create or redeem Creation Units will only be accepted on a Business Day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the Exchange is stopped at a time other than its regularly scheduled closing time. The Trust reserves the right to reprocess creation and redemption transactions that were initially processed at a NAV other than a Portfolio’s official closing NAV (as each may be subsequently adjusted), and to recover amounts from (or distribute amounts to) Authorized Participants based on the official closing NAV. The Trust reserves the right to advance the time by which creation and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Disclosure of Portfolio Holdings.

The Funds’ portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of each Fund. The Trust, Adviser, Custodian (defined below) and Distributor (defined below) will not disseminate non-public information concerning the Trust.

The Trust provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its reports filed on Form N-CSR, and for the first and third fiscal quarters in its filings with the SEC as an exhibit to Form N-PORT. The Funds’ portfolio holdings will be available on the Funds’ public website, www.BaronCapitalGroup.com, after the Fund commences operations.

MANAGEMENT OF THE FUNDS

Board of Trustees and Officers.

The Board’s role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, cybersecurity risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Adviser. The Board’s Audit Committee (which consists of three trustees who are not affiliated with the Adviser (“Independent Trustees”)) and counsel to the Independent Trustees meet regularly with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Adviser and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. However, it is not possible to eliminate all of the risks applicable to the Funds. The Board also receives reports from counsel to the Adviser and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

The 1940 Act requires that at least 40% of the Funds’ trustees not be “interested persons” (as defined in the 1940 Act) of the Funds, and to rely on certain exemptive rules under the 1940 Act, a majority of the Funds’ trustees must not be interested persons of the Funds. For certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Trustees who are Independent Trustees. Currently, seven of the Trustees are not interested persons of the Trust (as such, the Trustees are not affiliated with the Adviser). The Chairman of the Board, Thomas Folliard, is an Independent Trustee who chairs meetings or executive sessions of the Board, reviews and comments on Board meeting agendas, represents the views of the Independent Trustees to management and facilitates communication among the Independent Trustees and their independent legal counsel. The Board has determined that its leadership structure, in which the Chairman of the Board is an Independent Trustee, is appropriate in light of the services that the Adviser and its affiliates provide to the Trust and potential conflicts of interest that could arise from these relationships.

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations for the past five years, are shown below. Each Trustee serves as Trustee of a Fund until its termination; until the Trustee’s retirement, resignation or death; or as otherwise specified in the Trust’s organizational documents. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron ETF Trust, 767 Fifth Avenue, 49th Floor, New York, NY 10153. All Trustees listed below, whether Interested or Independent, serve as Trustees for the Trust. The “Firm” means Baron Capital Group, Inc. (“BCG”) along with its subsidiaries BCI, Baron Capital Management, Inc. (“BCM”) and BAMCO.

Name (Year of Birth) & Address(1)	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Ronald Baron (1943)(2),(3)	[Chief Executive Officer, Trustee and Portfolio Manager]	[ ] 2025	Director, Chairman and CEO: the Firm (1982-Present); CEO, Trustee and Portfolio Manager: Baron Investment Funds Trust (1987-Present); CEO, Trustee and Portfolio Manager: Baron Select Funds (2003-Present); Portfolio Manager: Baron USA Partners Fund Ltd. (1994-Present), Baron Capital UCITS ICAV (2023-Present).	[24]	Baron Investment Funds Trust (1987 – Present); Baron Select Funds (2003 – Present)
David Baron (1980)(2),(3),(4)	Co-President and Trustee	[__] 2025	Co-President (2024-Present): the Firm, Baron Investment Funds Trust and Baron Select Funds; Analyst: the Firm (2005-Present); Portfolio Manager: Baron Focused Growth Fund (2018-Present);	[24]	Baron Investment Funds Trust (August 2025 – Present) ; Baron Select Funds (August 2025 – Present)

Name (Year of Birth) & Address(1)	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Director: the Firm (2017-Present), Baron Capital Management UK Limited (2019-Present).
Michael Baron (1981)(2),(3),(4)	Co-President and Trustee	[__] 2025	Co-President (2024-Present): the Firm, Baron Investment Funds Trust and Baron Select Funds; Analyst: the Firm (2004-Present); Portfolio Manager: Baron Partners Fund (2018-Present) and Baron WealthBuilder Fund (2020-Present); Director: the Firm (2017-Present), Baron Capital Management UK Limited (2019-Present), Baron Capital Management (DIFC) Limited (2025-Present).	[24]	Baron Investment Funds Trust (August 2025 – Present) ; Baron Select Funds (August 2025 – Present)
Independent Trustees
Thomas J. Folliard (1965)(5),(6),(7)	Chairman and Trustee	[__], 2025	Non-Executive Chair of the Board: CarMax, Inc (2016-Present); Trustee: Baron Investment Funds Trust (2017-Present), Baron Select Funds (2017-Present); Non-Executive Chair of the Board: PulteGroup, Inc. (2023-Present).	[24]	Non-Executive Chair of the Baron Select Funds (2023 - Present), Director (2012-2023: PulteGroup, Inc.; Non-Executive Chair of the Board: CarMax, Inc. (2016-Present)
Abraham (Avi) Nachmany (1952)(5),(6)	Trustee	[__] 2025	Independent mutual fund industry consultant (2016- Present); Advisory Board Member: Baron Investment Funds Trust and Baron Select Funds (2019-2020). Trustee: Baron Investment Funds Trust, Baron Select Funds (2020-Present)	[24]	Baron Select Funds (2020 – Present)
Anita James Rival (1964)(5),(6)	Trustee	[__] 2025	Advisory Board Member: ValueAct Capital, LLC (2014-Present); Advisory Board Member: Impala Asset Management, LLC (2014-2022); Trustee: Baron Investment Funds Trust, Baron Select Funds (2013-Present).	[24]

Baron Select Funds (2014 – Present); Director: Golub Capital BDC, Inc. (2011-Present); Director: Golub Capital BDC 3, Inc. (2017-Present);

Director: Golub Capital BDC 4, Inc. (2021-Present); Director: Golub Capital Direct Lending Corporation (2020-Present); Golub Capital Direct Lending Unlevered Corporation (2021-Present); Golub Capital Private Credit Fund (2023-Present)

David A. Silverman, MD 1950)(6),(7)	Trustee	[__] 2025	Physician and Faculty: New York University School of Medicine (1976-Present);	[24]	Baron Investment Funds Trust (1987 – Present); )

Name (Year of Birth) & Address(1)	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
			President: Harley Street Medical (2021-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).		Baron Select Funds (2003 – Present)
Marvelle Sullivan (1979)(5),(6), (7)	Trustee	[__] 2025	Founder and CEO: Marvelle Co. LLC (2019-Present); Advisory Board Member: Baron Investment Funds Trust (2020 – Present) and Baron Select Funds (2020 - Present); Trustee: Baron Investment Funds Trust, Baron Select Funds (5/2020-Present).	[24]	Baron Investment Funds Trust (2020 – Present); Baron Select Funds (2020-Present)
Errol Taylor (1955)(6),(7)	Trustee	[__] 2025	Partner: Milbank LLP (2003-2020); Trustee: Baron Investment Funds Trust and Baron Select Funds (2020-Present)	[24]	Baron Investment Funds Trust (2020 – Present); Baron Select Funds (2020 – Present); Trustee: New York Law School (2014-Present); Trustee: Clark Atlanta University (2017-Present)
Alejandro (Alex) Yemenidjian (1955)(5),(6), (7)	Trustee	[__] 2025	Chairman and CEO: GAST Enterprises, Ltd. (investment company) (2005 -Present); Manager: Armenco Capital LLC (investment company) (2013-Present); Trustee: Baron Investment Funds Trust (2006-Present), Baron Select Funds (2006-Present).	[24]	Baron Investment Funds Trust (2006 – Present); Baron Select Funds (2006 – Present); Director: Guess?, Inc. (2005-Present)
Additional Officers of the Funds
Louis Beasley (1970)	Vice President and Chief Compliance Officer	[__] 2025	Vice President and Chief Compliance Officer: the Firm. Baron Investment Funds Trust, Baron Select Funds, Baron USA Partners Fund Ltd. (2014-Present), Baron Emerging Markets Fund Ltd. (2016-Present)	N/A	N/A
Clifford Greenberg (1959)	Senior Vice President and Co-Chief Investment Officer	[__] 2025	Chief Investment Officer: the Firm (2020-Present); Senior Vice President and Co-Chief Investment Officer: Baron Investment Funds Trust, Baron Select Funds (2020-Present); Portfolio Manager: Baron Small Cap Fund (1997-Present).	N/A	N/A
Patrick M. Patalino (1968)	Senior Vice President and Chief Operating Officer	[__] 2025	Senior Vice President: the Firm (2024-Present); Chief Operating Officer: the Firm (2025-Present); Vice President: the Firm (2007-2024), General Counsel: the Firm (2007-2025); Senior Vice President:	N/A	N/A

Name (Year of Birth) & Address(1)	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Baron Investment Funds Trust, Baron Select Funds (2024-Present); Vice President: Baron Investment Funds Trust, Baron Select Funds (2007-2024); Chief Legal Officer: Baron Investment Funds Trust, Baron Select Funds (2007-2025); General Counsel: Baron USA Partners Fund Ltd. (2007-Present), Baron Emerging Markets Fund Ltd. (2016-Present); Director: Baron USA Partners Fund Ltd. (2025-Present), Baron Emerging Markets Fund Ltd. (2025-Present), Baron Capital UCITS ICAV (2023-Present), Baron Capital Management (DIFC) Limited (2025-Present).
Andrew Peck (1969)	Senior Vice President and Co-Chief Investment Officer	[__] 2025	Director, Senior Vice President and Co-Chief Investment Officer: the Firm (2020-Present); Senior Vice President and Co-Chief Investment Officer: Baron Investment Funds Trust, Baron Select Funds (2020-Present); Portfolio Manager: Baron Asset Fund (2003-Present).	N/A	N/A
Christopher Snively (1984)	Vice President, Chief Financial Officer and Treasurer	[___] 2025	Chief Financial Officer: Baron Investment Funds Trust, Baron Select Funds (2024-Present); Vice President: the Firm (2023-Present); Vice President and Treasurer: Baron Investment Funds Trust, Baron Select Funds (2023-Present); Chief Financial Officer: The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Return and Income Fund, Inc. (2016-2023); Director: Lazard Asset Management LLC (2021-2023, previously Senior Vice President).	N/A	N/A
Kristine Treglia (1978)	Vice President, Chief Legal Officer and Secretary	[___] 2025	Chief Legal Officer: the Firm, Baron Investment Funds Trust, Baron Select Funds, Baron USA Partners Fund Ltd., Baron Emerging Markets Fund Ltd. (2025-present); Associate General Counsel: the Firm, Baron Investment Funds Trust, Baron Select Funds, Baron USA Partners Fund Ltd.	N/A	N/A

Name (Year of Birth) & Address(1)	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
(2006-2025, previously Senior Counsel), Baron Emerging Markets Fund Ltd. (2016-Present, previously Senior Counsel); Vice President: the Firm, Baron Investment Funds Trust, Baron Select Funds (2013-Present); Secretary: the Firm, Baron Investment Funds Trust, Baron Select Funds (2025- Present).
(1)	The address of each Trustee and Officer of the Funds is 767 Fifth Avenue, New York, NY 10153.

(2)	Trustees deemed to be “Interested Trustees” by reason of their employment with the Adviser and BCI.

(3)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.

(4)	David Baron and Michael Baron are sons of Ronald Baron.

(5)	Members of the Audit Committee.

(6)	Members of the Nominating Committee.

(7)	Members of the Independent Trustees Committee.

The following are among some of the specific experiences, qualifications, attributes or skills that each Trustee possesses supplementing the information provided in the table above. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Adviser and Trust management, service providers and counsel, to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating Committee contains certain other factors considered by the Committee in identifying and evaluating potential Board member nominees. To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Adviser. The Trustees also may benefit from information provided by the Trust’s or the Adviser’s counsel. Counsel to the Independent Trustees has significant experience advising funds and fund board members. The Audit Committee of the Board and their independent legal counsel meet regularly with the Trust’s independent registered public accounting firm, and the Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Ronald Baron – Mr. Baron has served as a Trustee and Chief Executive Officer of the Trust since its inception. In addition to his tenure as Trustee and Chief Executive of the Trust, Mr. Baron has served as Trustee and Chief Executive Officer of Baron Investment Trust since 1987 and Baron Select Funds since 2003, having served as Chief Investment Officer of the Baron Select Funds since its inception in April 2003 to February 2020, as well as the portfolio manager of Baron Partners Fund, Baron Focused Growth Fund and Baron WealthBuilder Fund, each a series of the Baron Select Funds, and Baron Growth Fund, a series of Baron Investment Funds Trust. In addition, Mr. Baron was also the portfolio manager of Baron Asset Fund from its inception until 2003 and then the co-portfolio manager of Baron Asset Fund from 2003 until January of 2008. Mr. Baron has over 54 years of experience as a Wall Street analyst and has managed money for others for over 49 years.

Michael Baron – Mr. Michael Baron has served as a Trustee and Co-President of the Trust since its inception. In addition to his tenure as Trustee and Co-President of the Trust, Mr. Michael Baron has also served as a Trustee of Baron Investment Trust and Baron Select Funds since 2025 and has been the co-portfolio manager of Baron Partners Fund and Baron WealthBuilder Fund, each a series of the Baron Select Funds, since August 2018 and December 2020, respectively. Mr. Michael Baron joined Baron Capital in September 2004 as a research analyst and became co-president in 2024. From 2003 to 2004, he worked at Glenhill Capital as a research analyst.

David Baron – Mr. David Baron has served as a Trustee and Co-President of the Trust since its inception. In addition to his tenure as Trustee and Co-President of the Trust, Mr. David Baron has also served as a Trustee of Baron Investment Trust and Baron Select Funds since 2025 and has been the co-portfolio manager of Baron Focused Growth Fund, a series of the Baron Select Funds, since August 2018. Mr. David Baron joined Baron Capital in July 2005 as a research analyst and became co-president in 2024. From 2002 to 2005, he worked at Jefferies Group as a gaming analyst.

Thomas J. Folliard – Mr. Folliard has served as Trustee and Chairman of the Trust since its inception. In addition to his tenure as Trustee and Chairman of the Trust, Mr. Folliard has also served as a Trustee of Baron Investment Trust and Baron Select Funds for seven years and has served as Chairman since 2024. Mr. Folliard has served as the non-executive chair of the CarMax, Inc. board of directors since August 2016. He joined CarMax in 1993 as senior buyer and became director of purchasing in 1994. He was promoted to vice president of merchandising in 1996, senior vice president of store operations in 2000 and executive vice president of store operations in 2001. Mr. Folliard served as president and chief executive officer of CarMax from 2006 to February 2016 and retired as chief executive officer in August 2016. Mr. Folliard has served on the board of PulteGroup, Inc. from 2012 to the present and became Non-Executive Chairman in January 2023.

Anita James Rival – Ms. Rival has served as a Trustee of the Trust since its inception. In addition to her tenure as Trustee of the Trust, Ms. Rival has also served as a Trustee of the Baron Investment Trust and Baron Select Funds for over 11 years. Ms. Rival serves on the boards of Golub Capital BDC, Inc., Golub Capital BDC 3, Inc., Golub Capital BDC 4, Inc., Golub Capital Direct Lending Corporation, Golub Capital Private Credit Fund and Golub Capital Direct Lending Unlevered Corporation. She has served as an Advisory Board member of Value Act Capital, LLC since 2014. Ms. Rival was previously a Director of Trian Investors 1 Limited, an Advisory Board Member of Impala Asset Management, LLC and a senior advisor to Magnetar Capital, a multi-strategy hedge fund. Ms. Rival was a partner and portfolio manager of Harris Alternatives, LLC, and its predecessor, Harris Associates, L.P., from 1999 until her retirement in 2009.

David A. Silverman, MD – Mr. Silverman has served as a Trustee of the Trust since its inception. In addition to his tenure as Trustee of the Trust, Dr. Silverman has served as a Trustee of Baron Investment Funds Trust for over 38 years and Baron Select Funds for over 22 years. Dr. Silverman was a Director of the New York Blood Center from 1999 to 2008. He has been attending physician at NYU/Langone Medical Center and a member of the faculty of the New York University School of Medicine since 1976. He has been President of Harley Street Medical, P.C. since 2021.

Alejandro (Alex) Yemenidjian – Mr. Yemenidjian has served as a Trustee of the Trust since its inception. In addition to his tenure as Trustee of the Trust, Mr. Yemenidjian has also served as a Trustee of the Baron Investment Funds for over 19 years and Baron Select Funds for over 18 years. Mr. Yemenidjian is Chairman of the Board and Chief Executive Officer of GAST Enterprises, Ltd. (investment company), and is Non-Executive Chairman of the Board and chairman of the compensation committee of Guess?, Inc. (clothing retailer). He served as a Director of Regal Entertainment Group (movie theatre operator), a public company, from 2005 to 2018, and was the Chairman and CEO of Tropicana Las Vegas, a hotel and casino company, from 2009 to 2015. Mr. Yemenidjian also previously served as Chairman & CEO of Metro-Goldwyn-Meyer, Inc. and as President of MGM Resorts International. Mr. Yemenidjian is a CPA and has experience preparing, auditing, analyzing, and evaluating financial statements.

Abraham (Avi) Nachmany – Mr. Nachmany has served as a Trustee of the Trust since its inception. In addition to his tenure as Trustee of the Trust, Mr. Nachmany also served as an Advisory Board Member of Baron Investment Funds Trust and Baron Select Funds from May of 2019 to May of 2020 and has been a Trustee of Baron Investment Funds Trust and Baron Select Funds since May of 2020. In addition, Mr. Nachmany is currently an independent mutual fund industry consultant and advisor. In 1986, he co-founded Strategic Insight, a thought leadership and business intelligence firm for mutual fund industry leaders, where he served in various capacities until his retirement in 2015 (including Director of Research for over 20 years).

Marvelle Sullivan – Ms. Sullivan has served as a Trustee of the Trust since its inception. In addition to her tenure as Trustee of the Trust, Ms. Sullivan served as an Advisory Board Member of Baron Investment Funds and Baron Select Funds from February of 2020 to May of 2020 and has been a Trustee of the Baron Investment Funds and Baron Select Funds since May of 2020. Ms. Sullivan is the founder and CEO of Marvelle Co., a global firm that specializes in activating strategic imperatives and transformative growth through business model innovation and sophisticated deal-making, with a focus on healthcare and technology. Prior to launching MCo, she was a Managing Director at J.P. Morgan in New York, where she forged the U.S. healthcare venture, Haven, among J.P. Morgan, Berkshire Hathaway and Amazon. She previously spent over a decade with Novartis at its headquarters in Switzerland, where, as Global Head of M&A, she was responsible for over $100 billion of transactions, including Novartis’ large-scale and multi-transaction Portfolio Transformation, and represented Novartis on the Board of its Consumer Health JV with GSK. Earlier in her career, she specialized in capital markets and M&A as an associate at the London office of the “magic circle” law firm, Allen & Overy. she also currently serves as a Board member of the London School of Economics (LSE) North American Advisory Board.

Errol Taylor – Mr. Taylor has served as a Trustee of the Trust since its inception. In addition to his tenure as Trustee of the Trust, Mr. Taylor has served as a Trustee of the Baron Investment Funds Trust and Baron Select Funds since December of 2020. Mr. Taylor is a former partner of Milbank LLP, where he led the biopharma intellectual property law practice and chaired the Diversity Committee. Prior to joining Milbank, Mr. Taylor served on the executive committee of Fitzpatrick, Cella, Harper and Scinto LLP. Before

becoming a lawyer, Mr. Taylor worked as a scientist conducting preclinical research for Bristol-Myers Squibb Company. Mr. Taylor specializes in advising companies regarding complex technology protection and transactions and has decades of experience representing companies in multinational technology litigation. He has served as lead counsel in litigations regarding some of the world’s largest pharmaceutical products. Mr. Taylor is an adjunct professor of law at New York Law School, and currently serves on the boards of Clark Atlanta University and New York Law School.

The Board believes that the foregoing specific experiences, qualifications, attributes and skills of each Trustee have prepared them to be effective Trustees. The Board also believes that such qualities demonstrate that its members have the ability to exercise effective business judgment in the performance of their duties.

Compensation.

Baron ETF Trust, Baron Select Funds and Baron Investment Funds Trust (the “Fund Complex”) pay each Independent Trustee annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Board. Specifically, each Independent Trustee receives an annual base compensation of $215,000 with the Chairman of the Trust receiving an additional $50,000. An additional $60,000 per annum is paid to each Independent Trustee for attendance at the quarterly meetings of the Board. Each member of the Audit Committee receives an additional $12,500 in annual compensation for serving on the Audit Committee. An additional $12,500 per annum is paid to the Audit Committee Chairperson. The Interested Trustees and Officers receive no direct remuneration in such capacity from the Funds.

The following table sets forth the estimated compensation the Trust expects to pay the Trustees, on behalf of the Funds, for the fiscal year ending December 31, 2025 and the aggregate compensation paid to them by all Funds in the Fund Complex for the calendar year ended December 31, 2024.

Name	Estimated Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustees
Interested Trustees:
Ronald Baron	$ -	N/A	N/A	$ -
David Baron	$ -	N/A	N/A	$ -
Michael Baron	$ -	N/A	N/A	$ -
Independent Trustees:
Anita James Rival	$ 3,511	N/A	N/A	$ 275,000
David Silverman	$ 3,511	N/A	N/A	$ 275,000
Alejandro (Alex) Yemenidjian	$ 3,670	N/A	N/A	$ 287,500
Thomas Folliard	$ 3,803	N/A	N/A	$ 297,883
Abraham (Avi) Nachmany	$ 3,511	N/A	N/A	$ 275,000
Marvelle Sullivan	$ 3,511	N/A	N/A	$ 275,000
Errol Taylor	$ 3,511	N/A	N/A	$ 275,000

Board Committees.

The Board has established four committees: Audit; Executive; Nominating; and Independent. The Audit Committee recommends to the full Board the engagement or discharge of the Funds’ independent accountants; directs investigations into matters within the scope of the independent accountants’ duties; reviews with the independent accountants the results of the audit; and reviews the independence of the independent accountants. The Audit Committee is currently comprised of the following members: Alex Yemenidjian, Thomas Folliard, and Marvelle Sullivan. The Audit Committee was established on August 5, 2025 and therefore did not meet during the fiscal year ended December 31, 2024.

The Executive Committee is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session. The Executive Committee is currently comprised of the following members: Ronald Baron, David Baron, and Michael Baron. Members of the Executive Committee serve on the committee without compensation. The Executive Committee was established on August 5, 2025 and therefore did not meet during the fiscal year ended December 31, 2024.

The Nominating Committee recommends to the full Board those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders’ meeting. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Trustees. The Nominating Committee is currently comprised of all Independent Trustees. Members of the Nominating Committee serve on the committee without compensation. The Nominating Committee was established on August 5, 2025 and therefore did not meet during the fiscal year ended December 31, 2024.

The Independent Committee discusses various Fund matters, including the advisory agreement and distribution plan. The Independent Committee is comprised of all Independent Trustees. Members of the Independent Committee serve on the committee without compensation. The Independent Committee was established on August 5, 2025 and therefore did not meet during the fiscal year ended December 31, 2024.

Trustee Ownership of Fund Shares.

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2024 (prior to the Funds’ commencement of operations):

Name of Trustee		Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustees:
Ronald Baron	Baron Financials ETF*	>$100,000
	Baron Technology ETF*	>$100,000	>$100,000
David Baron	Baron Financials ETF*	>$100,000
	Baron Technology ETF*	>$100,000	>$100,000
Michael Baron	Baron Financials ETF*	>$100,000
	Baron Technology ETF*	>$100,000	>$100,000
Independent Trustees:
Anita James Rival	Baron Financials ETF*	None
	Baron Technology ETF*	None	>$100,000
David Silverman	Baron Financials ETF*	None
	Baron Technology ETF*	None	>$100,000
Alejandro (Alex) Yemenidjian	Baron Financials ETF*	None
	Baron Technology ETF*	None	>$100,000
Thomas Folliard	Baron Financials ETF*	None
	Baron Technology ETF*	None	>$100,000
Abraham (Avi) Nachmany	Baron Financials ETF*	None
	Baron Technology ETF*	None	>$100,000
Marvelle Sullivan	Baron Financials ETF*	None
	Baron Technology ETF*	None	$0
Errol Taylor	Baron Financials ETF*	None
	Baron Technology ETF*	None	$50,001-$100,000

* Ownership in Baron Financials ETF and Baron Technology ETF reflect ownership in Baron FinTech Fund and Baron Technology Fund, respectively.

The Independent Trustees do not own any securities of the Adviser, the Distributor or any other entity controlling, controlled by or under common control with the Adviser or Distributor.

Code of Ethics.

The Funds, the Adviser and the Distributor have adopted a written Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics prohibits employees from investing in securities held by the Funds.

Proxy Voting Policies and Procedures.

The Funds have delegated all decision making on proxy voting to the Adviser. The Adviser makes its own independent voting decisions, although it may consider recommendations from third parties in its decision-making process. The Adviser makes voting decisions solely in the best interests of the Funds and their shareholders. It is the policy of the Adviser in voting proxies to vote each proposal with the goal of maximizing long-term investment returns for the Funds.

The Adviser uses guidelines which are reviewed quarterly by a Proxy Review Committee established by the Adviser. While the Adviser makes investment decisions based, in part, on the strength of a company’s management team, it will not automatically support management proposals if such proposals are inconsistent with the Adviser’s Proxy Voting Policies and Procedures.

If it is determined that there is a potential material conflict of interest between the interests of the Adviser and the interests of a Fund, the Proxy Review Committee will review the matter and may either (i) request that the Fund consent to the Adviser’s vote, (ii) vote in accordance with the published recommendations of an independent proxy voting service or (iii) appoint an independent third party to vote.

A full copy of the Adviser’s Proxy Voting Policies and Procedures is available on the Baron Funds® website, BaronCapitalGroup.com under the “Regulatory Documents” link at the bottom left corner of the homepage. The Funds’ most current Proxy Voting Record on Form N-PX for the twelve months ended June 30, 2024 is also available on the Baron Funds® website or on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons.

The Trust had not commenced operations as of the date of this SAI and, therefore, the Trust does not know of any persons who own of record or beneficially 5% or more of the outstanding shares of each Fund as of that date. From time to time, an Authorized Participant, a third-party investor, the Adviser, an affiliate of the Adviser, and/or the Fund, may invest in the Fund and hold its investment for a specific period.

As of [  ], 2025, the following persons were known to the Predecessor Funds to be the record owners of more than 25% of the voting securities of the Predecessor Funds, as applicable.

[  ]

Principal Holders.

As of [ ], 2025, no entity beneficially owned any voting securities of the Funds. As of [ ], 2025, no person owned of record or was known to own beneficially 5% or more of a class of a Predecessor Fund’s outstanding voting securities except the following:

[___]

Management Ownership.

[___]

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser.

The Adviser to the Funds, BAMCO, is a New York corporation with its principal offices at 767 Fifth Avenue, New York, NY 10153 and a subsidiary of BCG. Mr. Baron is the controlling stockholder of BCG. Mr. Baron has over 54 years of experience as a Wall Street analyst and has managed money for others for over 49 years.

For its services, Baron Financials ETF and Baron Technology ETF has agreed to pay the Adviser an investment management fee at the annual rate set forth below as a percentage of the Fund’s average daily net assets:

Fund
Baron Financials ETF	0.80%
Baron Technology ETF	0.75%

The Board has approved a unitary management fee structure for each Fund. Under the unitary management fee structure, the Adviser will pay all expenses of each Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for portfolio transaction costs, interest and dividend expense, acquired fund fees and expenses, fees and expenses, related to filing foreign tax reclaims and extraordinary expenses. The imposition of the Adviser’s fees, as well as any other operating expenses not borne by the Adviser as described above, will have the effect of reducing the total return to investors. From time to time, the Adviser may waive receipt of its fees, which would have the effect of lowering each Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

Baron FinTech Fund, the Baron Financials ETF’s predecessor fund (the “Financial Predecessor Fund”), and Baron Technology Fund, the Baron Technology ETF’s predecessor fund (the “Technology Predecessor Fund”) pay an investment management fee at the annual rate of 0.80% and 0.80% of the value of the Financials Predecessor Fund’s and Technology Predecessor Fund’s average daily net assets, respectively. The effective management fees of the Financials Predecessor Fund and Technology Predecessor Fund for the fiscal year ended December 31, 2024 were 0.61% and 0.34%, respectively.

For the fiscal years ended December 31, 2024, 2023, and 2022, the advisory fees for each Fund, the amounts waived and, if necessary, reimbursed by the Adviser, and the net fees paid to the Adviser were as follows:

	2024
	Gross Advisory Fees	Amounts Waived/ Reimbursed	Net Advisory Fees
Baron FinTech Fund	507,338	(123,400)	383,938
Baron Technology Fund	263,040	(150,521)	112,519

	2023
	Gross Advisory Fees	Amounts Waived/ Reimbursed	Net Advisory Fees
Baron FinTech Fund	400,280	(141,322)	258,958
Baron Technology Fund	45,394	(187,029)	(141,635)

	2022
	Gross Advisory Fees	Amounts Waived/ Reimbursed	Net Advisory Fees
Baron FinTech Fund	404,257	(139,594)	264,663
Baron Technology Fund	28,758	(195,825)	(167,067)

The Adviser utilizes the staffs of BCG and its subsidiary BCM to provide research. Directors, Officers or employees of the Adviser and/or its affiliates may also serve as Officers or Trustees of the Funds or of other funds managed by the Adviser. BCM is an investment adviser to institutional and individual accounts. Clients of BCM and the other funds managed by the Adviser have investment goals which may or may not vary from those of each other and of the Funds. BCM and the Adviser invest in substantially similar or the same securities as the Funds, other client accounts and in the accounts of principals and employees of BCM and its affiliates. When the same securities are purchased for or sold by the Funds and any of such other accounts, it is the policy of the Adviser and BCM to allocate such transactions in a manner deemed equitable by the Adviser. All personal trading by employees is subject to the Code of Ethics of the Funds and the Adviser. In certain circumstances, the Adviser may make investments for the Funds that conflict with investments being made by BCM. The Adviser may also make investment decisions for the Funds that are inconsistent with the investment decisions for other Funds it manages.

Each Management Agreement provides that the Funds may use “Baron” as part of its name for so long as the Adviser serves as the investment adviser to the Funds. The Funds acknowledge that the word “Baron” in its name is derived from the name of the entities controlling, directly or indirectly, the Adviser, which derive their name from Ronald Baron, that such name is the property of the Adviser and its affiliated companies for copyright and/or other purposes, and that if for any reason the Adviser ceases to be the Funds’ investment adviser, the Funds will promptly take all steps necessary to change their name to one that does not include “Baron,” unless they receive the Adviser’s written consent to continue using the name.

Each Management Agreement provides that the Adviser shall have no liability to the Funds or their shareholders for any error of judgment or mistake of law or for any loss suffered by the Funds on account of any action taken in good faith, provided that the Adviser shall not be protected against liabilities arising by virtue of willful misfeasance, bad faith or gross negligence, or reckless disregard of the Adviser’s obligations under the Advisory Agreements.

Each Management Agreement is terminable without penalty by the relevant Fund (when authorized by a majority vote of the shareholders or the Trustees) or the Adviser on 60 days’ written notice. The Management Agreements shall automatically terminate in the event of their “assignment” (as defined by the 1940 Act).

Principal Underwriter.

The Funds have a distribution agreement with BCI with its principal offices located at 767 Fifth Avenue, New York, NY 10153. BCI is an affiliate of BAMCO.

Distribution and Servicing Agreements.

The Funds do not have a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act.

Other Service Providers.

Administrator, Custodian and Transfer Agent.

State Street Bank and Trust Company (“SSBT”), One Congress Street, Suite 1, Boston, MA 02114-2016, provides certain administrative and tax services to the Funds pursuant to an agreement with the Trust. Each Fund bears the cost of such services. Fees are based on a fixed amount.

SSBT also serves as the Trust’s custodian and, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and disburses the Fund’s assets in payment of its expenses. Fees are based on a percentage of net assets plus additional charges for specific services and out of pocket expenses. The custodian does not determine the investment policies of any Fund or decide which securities any Fund will buy or sell.

In addition, SSBT serves as the Trust’s transfer agent. Under a transfer agency agreement with the Trust, SSBT arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Funds and the payment of dividends and distributions payable by the Funds. For its services, SSBT receives a monthly fee computed on the basis of Fund net assets and/or the number of shareholder accounts it maintains, and is reimbursed for certain out-of-pocket expenses.

Independent Registered Public Accounting Firm.

PricewaterhouseCoopers LLP (“PwC”), is the independent registered public accounting firm for the Funds. In addition to providing audit services, PwC assists in the review of, and signs as paid preparer for, the Funds’ federal and state tax returns.

These institutions are not responsible for investment decisions of the Funds.

Securities Lending.

SSBT, acting either directly or through any State Street Affiliates (collectively, “State Street”) serves as securities lending agent for each Fund and in that role administers each Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Trust and State Street. As administered by State Street, available securities from each Fund’s portfolio are furnished to borrowers through security-by-security loans effected by State Street as lending agent on behalf of each Fund.

State Street is responsible for the administration and management of each Fund’s securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Funds’ custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), and arranging for the investment of cash collateral received from borrowers in accordance with each Fund’s investment guidelines.

State Street receives as compensation for its services a portion of the amount earned by each Fund for lending securities. The Funds have not commenced operations and therefore have not incurred any fees or payments resulting from lending securities.

It is currently anticipated that prior to the commencement of operations of the Baron Financials ETF and Baron Technology ETF, the Baron FinTech Fund and Baron Technology Fund will be reorganized into each Fund, respectively. Accordingly, the information shown below is for the Predecessor Fund.

The Predecessor Funds did not earn income or incur any costs or expenses relating to its securities lending program during its most recent fiscal year ended December 31, 2024.

PORTFOLIO MANAGERS

Josh Saltman is the portfolio manager of Baron Financials ETF.

Michael Lippert is the co-manager of Baron Technology ETF.

Ashim Mehra is the co-manager of Baron Technology ETF.

Other Accounts Managed.

As of June 30, 2025:

Portfolio Manager	Type of Account	Number of Additional Accounts	Total Assets (millions)	Number of Additional Accounts Subject to a Performance Fee	Total Assets Subject to a Performance Fee
Ronald Baron	Registered Investment Companies	5	$16,654	0	$0

Portfolio Manager	Type of Account	Number of Additional Accounts	Total Assets (millions)	Number of Additional Accounts Subject to a Performance Fee	Total Assets Subject to a Performance Fee
	Other pooled investment vehicles	5	$2,344	0	$0
	Other Accounts	25	$2,438	0	$0
Michael Baron	Registered Investment Companies	2	$547	0	$0
	Other pooled investment vehicles	1	$10	0	$0
	Other Accounts	5	$1,638	0	$0
David Baron	Registered Investment Companies	1	$2,557	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other Accounts	2	$190	0	$0
Alex Umansky	Registered Investment Companies	3	$1,871	0	$0
	Other pooled investment vehicles	4	$229	0	$0
	Other Accounts	4	$20	0	$0
Guy Tartakovsky	Registered Investment Companies	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Randolph Gwirtzman	Registered Investment Companies	1	$1,823	0	$0
	Other pooled investment vehicles	1	$360	0	$0
	Other Accounts	2	$223	0	$0
Laird Bieger	Registered Investment Companies	1	$1,823	0	$0
	Other pooled investment vehicles	1	$360	0	$0
	Other Accounts	2	$223	0	$0
Josh Saltman	Registered Investment Companies	1	$75	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Michael Lippert	Registered Investment Companies	2	$1,754	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other Accounts	4	$99	0	$0
Ashim Mehra	Registered Investment Companies	1	$101	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Potential Conflicts of Interest.

Conflicts of interest could arise in connection with managing the Funds along with other Baron Funds® and the accounts of other clients of the Adviser and of clients of the Adviser’s affiliated investment adviser, BCM. Because of market conditions, client investment restrictions, Adviser imposed investment guidelines and the consideration of factors such as cash availability and diversification considerations, not all investment opportunities will be available to the Funds and all clients at all times. The Adviser has joint trading policies and procedures designed to ensure that no Fund or client is systematically given preferential treatment over time. The Funds’ Chief Compliance Officer monitors allocations for consistency with this policy and reports to the Board annually. Because an investment opportunity may be suitable for multiple accounts, the Funds may not be able to take full advantage of that opportunity because the opportunity may be allocated among many or all of the Funds and accounts of clients managed by the Adviser and its affiliate.

To the extent that the Funds’ portfolio manager has responsibilities for managing other client accounts, the portfolio manager may have conflicts of interest with respect to his time and attention among relevant accounts. In addition, differences in the investment restrictions or strategies among a Fund and other accounts may cause the portfolio manager to take action with respect to another account that differs from the action taken with respect to the Funds. In some cases, another account managed by the portfolio manager may provide more revenue to the Adviser. While this may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Adviser takes all necessary steps to ensure that the portfolio manager endeavors to exercise his discretion in a manner that is equitable to the Funds and other accounts.

The Adviser believes that it has policies and procedures in place that address the Funds’ potential conflicts of interest. Such policies and procedures address, among other things, trading practices (e.g., brokerage commissions, cross trading, aggregation and allocation of transactions, sequential transactions, allocations of orders for execution to brokers and portfolio performance dispersion review), disclosure of confidential information and employee trading.

Compensation.

The compensation for Messrs. Lippert and Mehra includes a base salary and an annual bonus that is based, in part, on the amount of assets they manage, as well as their individual long-term investment performance, their overall contribution to the Firm and the Firm’s profitability.

Ownership of Portfolio Managers.

As of June 30, 2025, the Portfolio Manager ownership of Fund shares was:

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
Josh Saltman	Baron FinTech Fund	Over $1,000,000
Michael Lippert	Baron Technology Fund	$100,001-$500,000
Ashim Mehra	Baron Technology Fund	Over $1,000,000

Net Asset Value.

As more fully set forth in the Prospectus under “How Your Shares are Priced,” the net asset value per share (“NAV”) of each Fund is calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Funds’ NAV is calculated (the “NAV Calculation Time”)) on the New York Stock Exchange (the “Exchange”) on any day the Exchange is scheduled to be open. The Exchange is open all weekdays that are not holidays. Annually, the Exchange publishes the holidays on which it will be closed. The most recent announcement states it will not be open on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Securities traded on more than one national securities exchange are valued at the last sale prices of the day as of which such value is being determined as reflected at the close of the exchange that is the principal market for such securities. For Securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day.

U.S. Government obligations, money market instruments, and other debt instruments having 60 days or less remaining until maturity generally are valued at amortized cost. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from an independent pricing service or at the mean between the bid and ask prices from a dealer maintaining an active market in that security. The value of the Funds’ investments in convertible bonds is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, and sensitivity analysis, when available. Money market instruments held by the Funds with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, unless an independent pricing service provides a valuation for such security, or in the opinion of the board or a committee or other persons designated by the board, the amortized cost method would not represent fair value. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their NAV each day.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at the NAV Calculation Time except under the circumstances described below. Most foreign markets close before the NAV Calculation Time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at the NAV Calculation Time. As a result, the Adviser uses a third-party pricing service to assist in determining fair value of foreign securities. This service utilizes a systematic methodology in making fair value estimates. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices in the same markets, and the adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

TAXATION OF THE FUNDS

The Prospectus contains information about the U.S. federal income tax consequences of ownership of shares. Certain supplementary information is presented below. References below to the “Fund” apply to each of the Funds described in the Prospectus.

U.S. Federal Income Taxation.

The following information is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, administrative rulings and judicial decisions as of the date hereof, all of which may be changed either retroactively or prospectively. The U.S. Congress is currently considering proposed legislation which, if enacted in its current form, would introduce several changes to the Code that could affect the U.S. federal income tax consequences to the Fund and its shareholders and could impact the Trust’s operations. The U.S. Congress is currently considering proposed legislation which, if enacted in its current form, would introduce several changes to the Code that could affect the U.S. federal income tax consequences to the Fund and its shareholders and could impact the Trust’s operations. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances (such as alternative minimum tax consequences or Medicare contribution tax consequences) or to shareholders subject to special treatment under U.S. federal income tax laws (such as certain financial intermediaries, insurance companies, dealers in stock or securities, tax-exempt organizations, persons who have entered into hedging transactions with respect to shares of the Fund and persons who borrow in order to acquire shares). Prospective shareholders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

This discussion addresses only shareholders who hold Fund shares as capital assets within the meaning of Section 1221 of the Code (generally, for investment). Except where specifically addressing foreign shareholders, this discussion assumes that the shareholder is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, that was created or organized in or under the laws of the United States, any state therein or the District of Columbia; or (iii) an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source. If an entity that is classified as a partnership for U.S. federal income tax purposes holds shares of the Fund, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding Fund shares and partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of holding and disposing of such shares.

Tax Status of the Funds.

The Fund will elect or has elected to qualify, and intends to remain qualified, as a regulated investment company under Subchapter M of the Code. Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund’s annual gross income be derived from interest; dividends; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income from interests in “qualified publicly traded partnerships,” as defined in the Code (any such income “Qualifying Income”); and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), of two or more issuers (other than other regulated investment companies) that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more “qualified publicly traded partnerships.”

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income that is distributed to shareholders, provided that the Fund distributes to its shareholders at least the sum of 90% of its “investment company taxable income” (determined prior to the deduction for dividends paid by the Fund) and 90% of its net tax-exempt interest income for each taxable year. The Fund’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) for such taxable year and with certain other adjustments. Assuming that the Fund meets the 90% distribution requirement, it will generally be subject to tax at regular U.S. federal corporate income tax rates only on any income or gain that it does not distribute in a timely manner.

The Fund intends to make sufficient distributions in a timely manner in order to ensure that it will not be subject to the nondeductible 4% U.S. federal excise tax that is imposed on certain undistributed income of regulated investment companies. In general, in order for the Fund to avoid the 4% U.S. federal excise tax, the Fund must distribute in each calendar year at least (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gain net income for the one-year period ending on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For purposes of determining whether the Fund has met this distribution requirement, (i) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year and (ii) the Fund will be deemed to have distributed any income or gains on which it has paid U.S. federal income tax.

If for any taxable year the Fund did not qualify for the special U.S. federal income tax treatment afforded to regulated investment companies (for example, by not meeting the 90% distribution requirement described above), all of its taxable income would be subject to U.S. federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and all distributions out of its current or accumulated earnings and profits would be taxable as dividend income. In such event, provided that a shareholder satisfied the applicable holding period and other requirements with respect to his shares, dividend distributions would be eligible for the dividends-received deduction in the case of a corporate shareholder, and if received by a non-corporate shareholder would be taxable to the shareholder as “qualified dividend income,” which is subject to tax at the rates applicable to long-term capital gain (currently, a maximum rate of 20%). In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. However, if the Fund fails to satisfy the income test or diversification test described above, the Fund may be able to avoid losing its status as a regulated investment company by timely providing notice of such failure to the Internal Revenue Service (the “IRS”), curing such failure and possibly paying an additional tax.

The Fund may invest in shares of certain foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). In the absence of one of the elections described below, if the Fund receives certain distributions from a PFIC, or gain from the sale of PFIC stock, the Fund may be subject to a tax on such distributions or gain, as well as to interest charges. In order to mitigate these adverse consequences, the Fund will generally make an election to mark-to-market its shares of PFICs. At the end of each taxable year to which the election applies, the Fund will report as ordinary income the amount by which the fair market value of its shares in a PFIC for which the Fund has made a mark-to-market election exceeds the Fund’s adjusted basis in those shares. If the Fund’s adjusted basis in the shares of such a PFIC exceeds the shares’ fair market value at the end of a taxable year, the Fund will be entitled to a deduction equal to the lesser of (a) this excess and (b) the Fund’s aggregate income inclusions in respect of such stock under the mark-to-market rules that have not been previously offset by mark-to-market losses. As a result of the mark-to-market election, the Fund will not recognize any capital gains with respect to its investment in the relevant PFIC stock. Alternatively, the Fund may under certain circumstances elect to include as income and gain its share of the ordinary earnings and net capital gain of certain PFICs, without regard to whether it receives any distributions from these PFICs.

Certain other investments made by the Fund, such as investments in debt securities that have original issue discount, will cause the Fund to recognize income for U.S. federal income tax purposes prior to the Fund’s receipt of the corresponding distributable proceeds. In addition, some of the Fund’s investments, such as the Fund’s transactions in foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income by the Fund or defer Fund losses. These provisions may result in the Fund’s “marking-to-market” certain types of positions in its portfolio (i.e., treating them as if they were sold at the end of each taxable year). The application of these rules to the Fund could affect the character, amount and timing of distributions to shareholders.

The Fund may thus recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In that case, the Fund may have to dispose of other securities and use the proceeds to make distributions in order to satisfy these distribution requirements.

For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. Any such loss carryforwards will retain their character as short-term or long-term. In the event that the Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.

Foreign Taxes.

Dividends, interest, capital gains and other income received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Such taxes will reduce shareholders’ return. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.

Under the Code, if more than 50% of the value of the Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the IRS to “pass-through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, a shareholder would (a) include in gross income (in addition to dividends actually received) his pro rata share of the foreign income taxes paid by the Fund; (b) treat his pro rata share of such foreign income taxes as having been paid by him; and (c) subject to certain limitations, be entitled either to deduct his pro rata share of such foreign income taxes in computing his taxable income or to use it as a foreign tax credit against U.S. income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder’s gross income and the amount which will be available for deduction or credit.

Generally, a credit for foreign income taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax liability (before the credit) attributable to the shareholder’s total foreign-source taxable income. If the Fund makes the “pass-through” election, the portion of dividends paid by the Fund from its foreign-source income (e.g., dividends paid by foreign companies) will be treated as foreign-source income. The Fund’s gains and losses from the sale of securities, and its foreign currency gains and losses, will generally be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign-source “passive income,” including the portion of dividends received from the Fund that qualifies as foreign-source income. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of the shareholder’s pro rata share of the foreign income taxes paid by the Fund. A shareholder’s ability to claim a credit for foreign taxes paid by the Fund may also be limited by holding period requirements applicable both to the Fund’s investment in the foreign shares and to the shareholder’s investment in Fund shares.

If the Fund does not meet the requirements of the Code necessary to make the “pass-through” election or does not make the election, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income. Absent this election, shareholders will not be able to claim either a credit or deduction for their pro rata shares of such taxes paid by the Fund, nor will shareholders be required to treat their pro rata shares of such taxes as amounts distributed to them.

Distributions.

Distributions to shareholders of the Fund’s investment company taxable income (other than “qualified dividend income”), including distributions of net short-term capital gains, will be taxable as ordinary income to shareholders. Distributions (or deemed distributions, as described below) of the Fund’s net capital gains will be taxable to shareholders as long-term capital gains, regardless of the length of time the shares have been held by a shareholder. Long-term capital gains recognized by individuals and other non-corporate shareholders are currently subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income. Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of such shareholder’s adjusted basis in his shares, and as a capital gain thereafter. The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined until after the end of the taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds or falls short of the current and accumulated earnings and profits of the Fund.

Provided that the shareholder satisfies the applicable holding period and other requirements with respect to his shares, (i) distributions of the Fund’s “qualified dividend income” will be treated as “qualified dividend income” received by an individual or other non-corporate shareholder and will therefore be subject to U.S. federal income tax at the rates applicable to long-term capital gain and (ii) shareholders that are corporations may be entitled to claim a dividends-received deduction for the portion of Fund distributions that is attributable to certain dividend income received by the Fund.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to include its share of such undistributed net capital gain in income as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its Fund shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year. A shareholder’s tax liability for such distributions will depend on the shareholder’s particular tax situation.

Shareholders who instruct the Fund to reinvest distributions in additional shares will be treated for U.S. federal income tax purposes as receiving the relevant distributions and using them to purchase shares. Thus, distributions of investment company taxable income and net capital gains, whether received in cash or reinvested, must be reported by the shareholder on his U.S. federal income tax return.

Distributions by the Fund result in a reduction in the net asset value of the Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s adjusted tax basis, such distribution could nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at the time will include the amount of the forthcoming distribution, the distribution will nevertheless be taxable to the purchaser.

Sale of Shares.

When a shareholder’s shares are sold or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder’s adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing that tax basis, a shareholder should generally retain its account statements for the period that it holds shares.) If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder’s holding period is more than one year and short-term otherwise, subject to the rules below.

Certain special tax rules may apply to a shareholder’s capital gains or losses on Fund shares. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale of such shares, then any loss the shareholder realizes on the sale will be treated as a long-term capital loss to the extent of such capital gain dividend. Additionally, any loss realized on a sale of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Medicare Tax.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from sales or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Backup Withholding and Information Reporting.

Payments on the shares and proceeds from a redemption or other disposition of shares will generally be subject to information reporting. Such amounts will be subject to backup withholding, currently at the rate of 24%, if payable to shareholders who fail to provide the Fund (or other payor) with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain types of shareholders are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Foreign Shareholders.

A “foreign shareholder” is an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or trust. This disclosure assumes that (i) a foreign shareholder’s ownership of shares in the Fund is not effectively connected with a trade or business conducted by such foreign shareholder in the United States, (ii) the foreign shareholder is not an expatriate of the United States, (iii) the foreign shareholder does not own, and has not owned, actually or constructively, more than 5% of the Fund’s shares and (iv) the foreign shareholder is not an individual who is present in the United States for 183 days or more in any taxable year. A distribution of the Fund’s investment company taxable income to a foreign shareholder, including a deemed distribution as a consequence of the Fund’s election to pass through foreign taxes paid by the Fund, will generally be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. Provided that certain requirements are satisfied, this withholding tax will not be imposed on dividends paid by the Fund to the extent that the underlying income out of which the dividends are paid consists of U.S.-source interest income or short-term capital gains that would not have been subject to U.S. withholding tax if received directly by the foreign shareholder (“interest-related dividends” and “short-term capital gain dividends,” respectively). In general, U.S. withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses or upon the sale or other disposition of shares in the Fund.

Foreign shareholders may be subject to an increased U.S. federal income tax on their income resulting from the Fund’s election (described above) to “pass-through” amounts of foreign taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

Information returns will be filed with the IRS in connection with certain payments on the shares. A foreign shareholder may be subject to U.S. backup withholding on distributions that are otherwise exempt from withholding tax or on the proceeds from a redemption or other disposition of shares if such foreign shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the foreign shareholder’s U.S. federal income tax liability, if any, and may entitle the foreign shareholder to a refund, provided that the required information is furnished to the IRS on a timely basis.

In order to qualify for the exemption from U.S. withholding tax on “interest-related dividends” and “short-term capital gain dividends” (if any), to qualify for an exemption from U.S. backup withholding and to qualify for a reduced rate of U.S. withholding tax on Fund dividends under an income tax treaty, a foreign shareholder must generally deliver to the relevant Fund or other withholding agent a properly executed IRS form (generally, Form W-8BEN or Form W-8BEN-E, as applicable). In order to claim a refund of any Fund-level taxes imposed on undistributed net capital gains, any U.S. withholding taxes or any backup withholding on Fund distributions, a foreign shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return (which may entail significant administrative burden).

None of the Funds expects to be a “United States real property holding corporation” for U.S. federal income tax purposes. Foreign shareholders should consult their tax advisors regarding the potential tax consequences to them if any relevant Fund is or was a “United States real property holding corporation.”

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Under Sections 1471 through 1474 of the Code (“FATCA”), a withholding tax at the rate of 30% will generally be imposed on payments to certain foreign entities (including financial intermediaries) of dividends on Fund shares unless the foreign entity provides the withholding agent with certifications and other information (which may include information relating to ownership by U.S. persons of interests in, or accounts with, the foreign entity). If FATCA withholding is imposed, a beneficial owner of shares that is not a foreign financial institution (as specifically defined for purposes of FATCA) generally may obtain a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign shareholders should consult their tax advisors regarding the possible implications of FATCA on their investment in the Fund.

Creation Units.

As a result of U.S. federal income tax requirements, the Trust on behalf of the Fund, has the right to reject an order for a creation of shares if the creator (or group of creators) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction. Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Fund shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Fund shares (or securities surrendered) have been held for one year or less.

Tax-Advantaged Product Structure.

Unlike interests in many conventional mutual funds, the Fund’s shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. Certain Fund shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed in Creation Units at each day’s next calculated NAV. Certain ETFs create and redeem their shares principally in kind. The in-kind arrangements are designed to protect ongoing shareholders from adverse effects on an ETF’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders. There is no guarantee that these tax advantages will be realized or will materially reduce the amount of taxable capital gains distributed by the Fund to shareholders. To the extent the Fund substitutes cash in lieu of certain portfolio securities for redemption transactions, the Fund may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute such portfolio securities in-kind.

State, Local and Foreign Taxes.

In addition to federal income taxes, shareholders of the Fund may be subject to state, local or foreign taxes on distributions from the Fund and on repurchases or redemptions of shares. Shareholders should consult their tax advisors as to the application of such taxes and as to the tax status of distributions from the Fund and repurchases or redemptions of shares in their own states and localities.

Tax Basis Information.

Reporting to you and the IRS is required annually on Form 1099-B with respect to the adjusted tax basis and holding period of your shares and your gain or loss when shares of the Fund are sold or redeemed. You should contact your financial intermediary with respect to reporting of cost basis and available elections with respect to your account. Please consult your tax advisor with regard to your particular circumstances.

FUND COUNSEL

Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, serves as counsel to the Trust.

Stradley Ronon Stevens & Young, LLP, 100 Park Avenue, New York, NY 10017, serves as counsel to the Independent Trustees.

FINANCIAL STATEMENTS

The audited financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the filing on Form N-CSR for the fiscal year ended December 31, 2024 with respect to the Predecessor Funds, which was filed with the Securities and Exchange Commission (“SEC”) on Form N-CSR on March  6, 2025 (Accession Number: 00011931125-25-048130), are incorporated by reference into this SAI. No other portions of the Predecessor Funds’ filing on Form N-CSR are incorporated by reference herein.

PART C

OTHER INFORMATION

ITEM	15. INDEMNIFICATION.

Article VII, Section 7.5 of the Declaration of Trust of the Registrant, a Delaware statutory trust, provides for indemnification of the Trustees, officers and employees of the Registrant by the Registrant, subject to certain limitations. The Declaration of Trust is incorporated by reference to Exhibit (1)(b)

Section 9 of the Distribution Agreement between the Registrant and Baron Capital, Inc. (“BCI”) provides that the Registrant will indemnify BCI, its officers and directors, and any person who controls BCI within the meaning of Section 15 of the Securities Act of 1933 (the “Act”) against certain liabilities, subject to certain conditions. A copy of the Distribution Agreement is incorporated by reference as Exhibit (7). Insofar as indemnification for liabilities arising under the Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

ITEM 16.	EXHIBITS.

(1)(a)	Certificate of Trust(1)

(b)	Declaration of Trust, dated June 24, 2025(1)

(2)	By-Laws(1)

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is included in Part A to this Registration

Statement

(5)	Not applicable.

(6)	Management Agreement with BAMCO, Inc.*

(7)	Distribution Agreement*

(8)	Not Applicable.

(9)	Form of Custody Agreement*

(10)	Plan of Distribution and Servicing under Rule 12b-1*

(11)	Opinion and Consent of Dechert LLP*

(12)(a)

Form of Opinion of Dechert LLP supporting the tax matters and consequences to shareholders of Baron FinTech Fund with respect solely to the transaction between Baron FinTech Fund and Baron Financials ETF pursuant to the form of Plan of Reorganization*

(b)

Form of Opinion of Dechert LLP supporting the tax matters and consequences to shareholders of Baron Technology Fund with respect solely to the transaction between Baron Technology Fund and Baron Technology ETF pursuant to the form of Plan of Reorganization*

(13)(a)	Form of Administration Agreement*

(b)	Form of Transfer Agency and Service Agreement*

(c)	Form of Authorized Participant Agreement*

(d)	Form of Subscription Agreement*

(14)	Consent of Independent Registered Public Accounting Firm*

(15)	Not applicable.

(16)	Powers of Attorney of Trustees*

*	Filed herewith.
(1)	Incorporated by reference from Registrant’s Registration Statement on Form N-1A (Accession No. 0000930413-25-182463) filed with the Securities and Exchange Commission on August 18, 2025.

ITEM 17.   UNDERTAKINGS.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or part who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.
(3)	The undersigned Registrant agrees to file in a Post-Effective Amendment to this Registration Statement a final tax opinion within a reasonable time after the close of this transaction.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, State of New York, on the 29th day of August, 2025.

BARON ETF TRUST

By:	/s/ Ronald Baron*
Ronald Baron Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Ronald Baron* Ronald Baron	Chief Executive Officer and Trustee	August 29, 2025

/s/ Christopher Snively Christopher Snively	Vice President, Chief Financial Officer and Treasurer	August 29, 2025

/s/ David Baron* David Baron	Co-President and Trustee	August 29, 2025

/s/ Michael Baron* Michael Baron	Co-President and Trustee	August 29, 2025

/s/ Thomas J. Folliard* Thomas J. Folliard	Chairman and Trustee	August 29, 2025

/s/ Abraham (Avi) Nachmany* Abraham (Avi) Nachmany	Trustee	August 29, 2025

/s/ Anita James Rival* Anita James Rival	Trustee	August 29, 2025

/s/ David A. Silverman, MD * David A. Silverman, MD	Trustee	August 29, 2025

/s/ Marvelle Sullivan* Marvelle Sullivan	Trustee	August 29, 2025

/s/ Errol Taylor* Errol Taylor	Trustee	August 29, 2025

/s/ Alejandro (Alex) Yemenidjian* Alejandro (Alex) Yemenidjian	Trustee	August 29, 2025

*By:	/s/ Kristine Treglia
Kristine Treglia, Attorney-in-fact

EXHIBIT INDEX

(6)	Management Agreement with BAMCO, Inc.

(7)	Distribution Agreement

(9)	Form of Custody Agreement

(10)	Plan of Distribution and Servicing under Rule 12b-1

(11)	Opinion and Consent of Dechert LLP

(12)(a)

Form of Opinion of Dechert LLP supporting the tax matters and consequences to shareholders of Baron FinTech Fund with respect solely to the transaction between Baron FinTech Fund and Baron Financials ETF pursuant to the form of Plan of Reorganization

(b)

Form of Opinion of Dechert LLP supporting the tax matters and consequences to shareholders of Baron Technology Fund with respect solely to the transaction between Baron Technology Fund and Baron Technology ETF pursuant to the form of Plan of Reorganization

(13)(a)	Form of Administration Agreement

(b)	Form of Transfer Agency and Service Agreement

(c)	Form of Authorized Participant Agreement

(d)	Form of Subscription Agreement

(14)	Consent of Independent Registered Public Accounting Firm

(16)	Powers of Attorney of Trustees